UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

DEVON ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

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2026

devon

PROXY STATEMENT

& NOTICE OF ANNUAL MEETING

A Message to
Our Stockholders

From the Chair of the Board and The President and CEO
Thomas E. Jorden (L) & Clay Gaspar (R)
Dear Fellow Stockholders,
We are pleased to write to you for the first time as the leadership of Devon Energy, following completion of the transformational merger with Coterra. The new Devon Energy is a company with greater scale and high-quality portfolio depth and the operational excellence to deliver superior, durable value for our stockholders.
At the core of our combined portfolio is our world-class asset in the Delaware Basin. This industry-leading, high-margin position will generate more than half of our total production and cash flow, and it’s backed by more than a decade’s worth of top-tier drilling inventory.
The merger also strengthens our geographic diversity and enhances our ability to optimize capital allocation through commodity cycles. The scale and operational overlap of our combined platform is already unlocking substantial value. By implementing best practices, streamlining our cost structure, and maximizing our use of infrastructure, we expect to capture $1 billion in sustainable pre-tax synergies by the end of next year. This is on top of $1 billion in annual pre-tax free cash flow improvements we expect to achieve through the business optimization program that we launched just over a year ago. Moreover, the combined assets of the two companies will compete for capital, which will lead to greater capital efficiencies and allow us to review our portfolio in light of our go-forward vision for Devon and each asset’s contribution to the Company’s value.
Bottom line, the new Devon Energy is expected to generate significant free cash flow that underpins leading returns for you, our stockholders. With Board approval at closing, we increased our quarterly dividend to $0.32 per share and authorized a new share repurchase program of $8 billion. This is a clear expression of our confidence in the combined company’s free cash flow potential and our steadfast commitment to returning capital to stockholders.
Governance built for the new Devon
The powerful combination of Devon and Coterra requires an equally powerful governance structure. Our Board consists of 11 directors. Six are from legacy Devon, including Lead Independent Director Brent Smolik, and five are from legacy Coterra. In constructing the Board, we sought to bring together deep industry experience, diverse perspectives, and an unrelenting focus on disciplined capital allocation.
The full Board and leadership team are firmly committed to responsible governance. This includes a long-term focus, a comprehensive risk-management approach, and an operating mindset that prioritizes safety, environmental stewardship, and support for the communities where we operate.
We encourage you to review this Proxy Statement and visit our website for additional details on our pay-for-performance compensation program, director qualifications and tenure, committee assignments, and other matters related to our robust governance framework.
A foundation of operational excellence
We have high expectations for the future of this combination, which is built on a proven track record of disciplined execution.
In 2025, Devon’s production outperformed expectations, including oil volumes that surpassed the top end of guidance. Capital efficiency significantly improved throughout the year, and well productivity and capital efficiency exceeded industry averages by a wide margin. This means we extracted more value from every dollar invested.
Coterra brings a similarly disciplined culture of execution, a high-quality asset base, and a leadership team that shares our commitment to technology-driven operational leadership. Together, these strengths form the foundation of what we will achieve as one company.
Starting from a position of strength
For more than 50 years, Devon has been a leader in finding solutions to the many challenges posed by the world’s growing need for energy. We know the world will need more oil and natural gas for decades to come. Energy, vital to the national security of all nations, fuels human progress and helps economies expand. Without access to reliable, affordable energy, the modern world does not exist.
We look at our future from a position of strength. Our operational outperformance, cash-flow leadership, cost discipline, and diverse portfolio depth give us flexibility, and compelling advantages as we pursue the most value-accretive opportunities for stockholders.
Above all, our people give us the greatest confidence. Their drive, discipline, leadership, and execution will power our competitiveness going forward.
The Coterra merger is another bold step forward toward a more profitable and durable future. We are better positioned than ever before to provide the energy people need and deliver the value our stockholders expect.
Thank you for your continued trust and investment, and we respectfully ask for your voting support on the proposals that follow.
Sincerely,

Thomas E. Jorden Chair of the Board	Clay Gaspar President and CEO

Devon Energy Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date and Time	Location	Record Date
Tuesday, June 30, 2026 10:00 a.m. (Central Time)	Online at: www.virtualshareholdermeeting.com/DVN2026	Monday, May 18, 2026
Meeting Agenda
Stockholders will be asked to vote on the following matters at the 2026 Annual Meeting of Stockholders (Annual Meeting):
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors	Vote FOR each director nominee	8
Item 2.	Ratify the selection of the independent auditor for 2026	Vote FOR	40
Item 3.	Approve, in an advisory vote, executive compensation	Vote FOR	46
Item 4.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof
Your Vote Is Important
We encourage you to vote your shares of Devon Energy Corporation common stock in any of the following ways:

Online Before the meeting you may vote your shares through the Internet by following the directions on your proxy card. Internet voting is available 24 hours a day. To vote online, you will need the control number located on your proxy card.

Phone Call 1-800-690-6903 from a touch-tone phone and follow the voice instructions. To vote by phone, you will need the control number located on your proxy card.
Mail If you received a proxy card by mail, you can complete, sign, and date the form and return it by mail using the postage-paid envelope included in your package.

At The Meeting Stockholders as of May 18, 2026, can vote at the meeting by visiting www.virtualshareholdermeeting.com/DVN2026. To vote at the meeting, you will need the control number included on your proxy card. Online check-in will begin at 9:45 a.m. Central Time.

If you are a non-registered stockholder, please refer to the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you to vote in advance of the meeting.

Devon Energy Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS (cont.)
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 30, 2026
Our 2026 Proxy Materials, including the 2026 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.proxydocs.com/dvn.
Each stockholder of record as of the close of business on May 18, 2026 (the record date) is entitled to receive notice of, attend, submit questions, and vote at the meeting. A full set of proxy materials, including this notice, the accompanying Proxy Statement and proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2025, is being mailed beginning on or about May 28, 2026, to each stockholder of record as of the record date. A complete list of stockholders entitled to vote during the Annual Meeting will be available to our stockholders during ordinary business hours for a period of 10 days prior to the Annual Meeting at our principal offices located at Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024.
For specific information, please refer to the section “Frequently Asked Questions About the Annual Meeting” beginning on page 90.
BY ORDER OF THE BOARD OF DIRECTORS
Marcus G. Bolinder
Vice President Corporate Governance and Secretary
Houston, Texas
May 28, 2026
NYSE: DVN
www.devonenergy.com
Devon Energy Corporation
Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, TX 77042
(281) 589-4600

Proxy Statement Table of Contents

1	Proxy Summary
2	Company Overview and Highlights
8	Agenda Item 1. Election of Directors
9	Our Board
9	Who We Are (Our Nominees for Election)
9	Biographies
20	Director Skills and Experience
21	Board Appointment and Selection Process
22	Director Orientation and Continuing Education
23	Director Compensation
23	Annual Retainers
23	Equity Awards to Directors
24	Total Compensation for Non-Management Directors for 2025
24	Compensation Committee Interlocks and Insider Participation
25	How We are Selected, Comprised, and Evaluated
26	Governance, Environmental, and Public Policy Committee Report
28	How We Are Governed and Govern
28	Committees
33	Director Independence
35	Related Person Transactions
35	Board Leadership Structure
36	Board and Committee Evaluations
37	Board Involvement in Risk Oversight
38	High-Level Oversight and Coordination of Sustainability Program
39	How to Communicate With Us
40	Agenda Item 2. Ratification of Independent Auditor for 2026
41	Our Controls and Compliance
41	Audit Committee Report
42	Fees to Independent Auditor
42	Audit Committee Pre-Approval Policies and Procedures
42	Audit Committee Financial Expertise
43	SOAR Committee Report
44	Our Company
44	Who We Are (Our Officers)
46	Agenda Item 3. Approve, in an Advisory Vote, Executive Compensation
47	Executive Compensation
47	Compensation Discussion and Analysis
48	Introduction
49	Executive Summary
54	Elements of 2025 Compensation
60	Compensation Process Background
62	Additional Benefits and Compensation Information
66	Compensation Committee Report
67	Summary Compensation Table
69	Grants of Plan-Based Awards
70	Outstanding Equity Awards at Fiscal Year End
71	Option Exercises and Stock Vested During 2025
72	Pension Benefits
72	Benefit Plans
72	Defined Benefit Plan
72	Normal Retirement
72	Defined Contribution Plan — 401(k) Plan
74	Nonqualified Deferred Compensation Plan
74	Supplemental Contribution Restoration Plans
75	Potential Payments Upon Termination or Change in Control
75	Accrued Payments Upon Termination of Employment
75	Rights Upon Termination for Death or Disability
75	Rights Upon Termination Without Cause and Constructive Discharge
76	Termination Following a Change in Control
76	Payment Conditions
77	Long-Term Incentive Awards
77	Potential Payments Upon Termination or Change in Control Tables
80	CEO Pay Ratio
80	Pay Versus Performance Disclosure
85	Equity Compensation Plan Information
86	Our Stockholders
86	Security Ownership of Certain Beneficial Owners and Management
86	Security Ownership of Certain Beneficial Owners
87	Security Ownership of Management
88	Insider Trading Policy and Hedging and Pledging Guidelines
89	Submission of Stockholder Proposals and Nominations
90	Frequently Asked Questions About the Annual Meeting
94	Other Matters
95	Forward-Looking Statements
A-2	Appendix A. Explanation and Reconciliation of Non-GAAP Financial Measures
Frequently Asked Questions | Pages 90-93
90	Board of Directors’ Voting Recommendations, Voting, Proxy Materials
91	Householding of Proxy Materials Attending the Annual Meeting Can I Change My Vote? Voting Tabulation and What Constitutes a Quorum
92	Voting Requirements for Approval of Proposals, Withheld Votes, Abstentions and Broker Non-Votes, Voting Instructions, Solicitation Expenses, Voting Results
93	Company Contact Information
All references in this Proxy Statement to we, our, us, Devon, or the Company refer to Devon Energy Corporation.

Devon Energy Corporation

PROXY SUMMARY
This Proxy Summary and the Company Overview and Highlights that follow do not contain all of the information you should consider in voting. Please read the entire Proxy Statement before voting. For more complete information regarding our 2025 financial and operating performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (2025 Form 10-K), which accompanies this Proxy Statement. This Proxy Statement references a variety of publications and other materials available on the Company’s website. These references are provided solely for the information of interested stockholders and are not incorporated by reference in this Proxy Statement.
Annual Meeting of Stockholders
Date and Time	Location	Record Date
Tuesday, June 30, 2026 10:00 a.m. (Central Time)	Online at: www.virtualshareholdermeeting.com/DVN2026	Monday, May 18, 2026
Voting Matters
Stockholders will be asked to vote on the following matters at the Annual Meeting:
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors The Board is committed to including members with varying perspective, experience, and expertise that align with our business strategy. The Board believes that each of the director nominees named herein has skills and experiences that are highly relevant for an upstream energy company like Devon.	Vote FOR each director nominee	8
Item 2.	Ratify the selection of the independent auditor for 2026 The Audit Committee has appointed KPMG LLP (KPMG) to serve as Devon’s independent registered public accounting firm for 2026 and this appointment is being submitted to our stockholders for ratification. The Audit Committee and the Board believe that the continued retention of KPMG is in the best interest of the Company and our stockholders.	Vote FOR	40
Item 3.	Approve, in an advisory vote, executive compensation Devon seeks an advisory vote from its stockholders to approve the compensation of the named executive officers (NEOs) as disclosed in this Proxy Statement. The Board values the opinions of our stockholders and will take into account the outcome of this advisory vote when considering future executive compensation decisions.	Vote FOR	46
Item 4.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof

1| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

Company Overview and Highlights
Company Overview
On May 7, 2026, Devon and Coterra announced the successful completion of an all-stock merger (the Merger). Stockholders of both companies approved the Merger at special meetings held on May 4, 2026. Following the Merger, Devon is headquartered in Houston, Texas, with a significant presence in Oklahoma City, Oklahoma. The Merger brings together the strengths of two premier oil and gas shale operators: Enhanced scale, inventory depth, and financial resources position Devon to deliver differentiated returns for stockholders through any commodity cycle. With an expanded footprint, including in the premium acreage position in the economic core of the Delaware Basin, Devon has oil and natural gas operations in New Mexico, Texas, Oklahoma, North Dakota, Wyoming, and Pennsylvania.
Portfolio Built to Deliver Sustainable Performance

PREMIER MULTI-BASIN PORTFOLIO

■
Acreage located in top US resource plays

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Underpinned by world-class Delaware Basin position

DIVERSIFIED COMMODITY MIX

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Balanced exposure to oil and natural gas production

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Access to premium markets improves realized prices on production

OPERATING SCALE ENHANCES PROFITABILITY

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Low-cost structure drives differentiated margins

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Track record of improving efficiencies and lowering cost of supply

DEEP INVENTORY OF REPEATABLE OPPORTUNITIES

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Multi-year low-risk development inventory

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Resource upside from ongoing appraisal and exploration activity

2| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

Company Overview and Highlights (cont.)
Our Strategy
Our business strategy is focused on delivering a consistently competitive stockholder return among our peer group. Because the business of exploring for, developing, and producing oil and natural gas is capital intensive, delivering sustainable, capital efficient cash flow growth is a key tenet to our success. While our cash flow is highly dependent on volatile and uncertain commodity prices, we pursue our strategy throughout all commodity price cycles by focusing on the following strategic priorities:

Operating excellence
■
Operating safely, reliably, and in an environmentally responsible manner

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Track record of improving capital efficiency and enhancing margins

Advantaged asset portfolio
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Diversified multi-basin portfolio in top U.S. resource plays

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Inventory depth underpins long-term sustainability

Maintaining financial strength and flexibility
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Disciplined reinvestment to maximize free cash flow

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Committed to maintaining low leverage

Delivering value to stockholders
■
Dedicated to sustainable, annual growth in fixed dividend

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Enhancing return of capital with a share buyback program

Culture of innovation and results
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Leveraging emerging technologies to drive superior results

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Employee actions delivering value creation

Our Operating and Financial Performance
Devon posted strong operating results in 2025 and exited the year in a healthy financial position. The Company’s diversified, multi-basin portfolio delivered productivity across its assets, with high-quality well performance in the Delaware Basin. The discipline and consistency of execution across Devon’s entire portfolio reflects the effectiveness of both our strategy and our team. The Company also continued to deliver returns to stockholders through dividends, share repurchases, and debt repayment. Below are highlights:

3| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

Company Overview and Highlights (cont.)

■
Delivered $2.6 billion of net earnings, or $4.17 per share; $2.5 billion of core earnings (Non-GAAP) attributable to Devon, or $3.92 per share.1

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Produced a record 840,000 barrels of oil equivalent per day, including 389,000 barrels of oil per day which is a 12% year-over-year increase.

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Delivered an incremental 9,000 barrels of oil per day in 2025 while reducing capital spend by nearly $500 million since the Company’s preliminary guidance, resulting in a capital efficiency improvement of more than 15%.

■
Generated $6.7 billion of operating cash flow and $3.1 billion of free cash flow.2

■
Returned approximately $2.2 billion to stockholders through dividends, share repurchases, and debt retirement, and following the close of the Merger, the Board approved a 33% increase to the quarterly fixed dividend to $0.32 per share for the second quarter and a new share repurchase authorization of $8 billion.

■
Achieved 85% of the $1 billion business optimization target in 2025 and fully achieved the goal in the second quarter of 2026.

1.
Core earnings attributable to Devon and core earnings per share attributable to Devon are not calculated in accordance with GAAP. Please refer to Appendix A for additional information regarding these financial measures, including reconciliations to their most directly comparable GAAP measures.

2.
Free cash flow is not calculated in accordance with GAAP. Devon defines free cash flow as total operating cash flow less capital expenditures, excluding acquisitions (for 2025, $6.7 billion less $3.6 billion). Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

Our Values
Our Company is guided by strong values—integrity, relationships, courage, and results.
Corporate Governance Centered on Strategy, Risk-Management, and Responsible Governance Practices
Devon recognizes that high standards for corporate governance are required to promote long-term value for our investors. Our Board focuses on effective strategic decision-making and risk management practices as it oversees our business. This Proxy Statement details our corporate governance framework and profile. Below we highlight features of our Board composition:

4| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

Company Overview and Highlights (cont.)

82% Independence – Nine of Devon’s 11 current Directors qualify as independent under New York Stock Exchange (NYSE) and Securities and Exchange Commission (SEC) standards. We believe that independent board members bring fresh perspectives and a range of skills to their oversight of the Company.
Lead Independent Director – In May 2026, the Board appointed Brent Smolik to serve as the Board’s lead independent director (Lead Director), a position that allows Mr. Smolik to, among other things, call independent Director executive sessions and participate in the development of agendas for Board meetings.
Average Tenure of 2 Years on Devon Board and 6 Years with Legacy Board Service – Our Board nominees consist of 11 directors: six are from legacy Devon, and five are from legacy Coterra. Based on service on Devon’s Board, our Board nominees have an average tenure of two years. With legacy Board service included, average tenure is approximately six years. The balance of experience and perspectives, including Board service at the legacy companies, provides a solid foundation for governance at the Company.
Skills and Competencies – In selecting the post-Merger Board, the Board sought a range of skills and competencies that are highly relevant for a company with Devon’s profile and ambition. The post-Merger Board nominees include upstream oil and gas leaders as well as energy infrastructure and service provider executives and financial experts.

Our Environmental Performance Targets and Progress
We know that strong environmental performance is essential to protecting the communities in which we live and operate, managing risk, and generating long-term value for stakeholders. Devon has established environmental performance targets focused on reducing the carbon intensity of our operations, minimizing freshwater use, and engaging constructively with our value chain. These targets reflect our dedication and commitment to achieving meaningful emissions reductions while pursuing our ultimate goal of net zero GHG emissions for Scope 1 and 2 by 2050. We invite you to access our 2025 Sustainability Report at www.devonenergy.com to evaluate our progress on the targets. With the closing of the Merger, Devon expects to combine the environmental data of Devon and Coterra – two companies with a history of environmental stewardship and target-setting – to arrive at a go-forward reporting framework and set of targets. Below are highlights from the 2025 Sustainability Report:
Environment

■
Reduced GHG emissions intensity by 26% and methane emissions intensity by 45% in 2024 compared to 2019.

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Reduced flared volumes by 72% and flaring intensity by 76% in 2024 compared to 2019.

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Used 95 million barrels of recycled water in 2024, an increase of 14% compared to 2023.

■
As reflected in the Compensation Discussion and Analysis of this Proxy Statement, the Company achieved corporate goals for 2025 for year-over-year reductions in Company-wide methane detections intensity and spill rates. Additional information will be provided in our 2026 Sustainability Report, which we expect to publish later this year.

Community and Employee Focus
Investing in Our Communities and Employees
To be a socially responsible operator, Devon focuses on building strong, safe communities, and an educated workforce. We invest in aspects of community life where we can have the greatest impact, while aligning with Devon’s values and business goals: STEM (science, technology, engineering, and math) education, public safety, social services, and vibrancy in the communities where we operate. Below are highlights from our 2025 Sustainability Report.

5| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

Company Overview and Highlights (cont.)

■
Invested $1.5 million in STEM education in 2024.

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Opened STEM centers in 22 elementary schools, three middle schools, one sixth grade center, and one after school program, bringing our total to 188 STEM centers across the company since 2019.

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Impacted 108,805 students and 3,163 teachers through our STEM investments.

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Raised a record $2.78 million (employee giving plus Devon match) for local food banks and United Way agencies through our annual companywide Give for Good campaign.

Our Culture
A part of the Devon culture is to value differences, include and encourage others, and ensure all employees are able to perform at their best. We cultivate an open, supportive, and respectful workplace where our employees can feel a sense of belonging. When we bring together a variety of experiences and challenge ourselves to think differently, we believe it leads to innovation and creative problem-solving. Devon also engages with our communities to understand how we can make a difference beyond our workplace.

Our culture beliefs:
■
We believe it is foundational to Devon’s success now and in the future that our team include people with a variety of backgrounds, perspectives, experiences, and abilities.

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We believe fairness is at the core of our culture, policies, and practices, and strive for all employees to have access to opportunities.

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We believe in relationships and will ensure all employees feel seen, valued, heard, and connected.

Cybersecurity
With global cybersecurity threats and Devon’s digital technology use both increasing, we focus on protecting our networks, systems, and the significant amount of data we use to run our business. Devon invests in advanced tools and processes to safeguard our technology, operate our business safely and reliably, manage risk, and deliver results.
A culture of prevention and compliance strengthens our digital security. All employees take cybersecurity awareness training during onboarding and through frequent refresher training. Through ongoing efforts to educate employees to recognize increasingly sophisticated threats like malware, ransomware, and phishing attempts, we are heightening digital security awareness in our workforce.
To Mitigate Cybersecurity Risk, We:

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Make efforts to align our corporate information security policy and program with the National Institute of Standards and Technology (NIST) Cybersecurity Framework for risk assessment.

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Require and pay for Devon security operations team professionals to earn industry certifications in security essentials and incident handling.

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Provide training, recognition, and enforcement to enhance our culture of prevention.

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Use leading practices in our external-facing website.

6| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

Company Overview and Highlights (cont.)
Additional Reporting
We invite you to review our most recent Sustainability Report, Political Activity and Lobbying Report, and other reports and documents available on our website: www.devonenergy.com. Unless otherwise noted, the information provided reflects standalone Devon as disclosed in such reports. The combined company’s positioning post-Merger will be reflected in its next sustainability disclosure cycle and in subsequent investor communications.

7| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

AGENDA ITEM 1. ELECTION OF DIRECTORS
Our Board has nominated 11 directors for election at the Annual Meeting. Each Director will serve for a term ending at the next Annual Meeting and until his or her successor is duly elected and qualified, subject to such Director’s earlier death, disqualification, resignation, or removal. All nominees are currently Devon Directors.
Within each nominee’s biography and the matrix on page 20, we have highlighted the notable qualifications, experience, and skills that contributed to his or her selection as a nominee to our Board.
We have no reason to believe that any of the nominees for Director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current Board. Proxies cannot be voted for a greater number of persons than the nominees named.
Our Board of Directors recommends that stockholders vote “FOR” the election of the director nominees listed in the pages that follow.

8| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE
Our Nominees for Election
Information about our Director nominees is set forth below. Please refer to the Director Skills and Experience matrix on page 20 for more information.

AGE
69
TENURE (YEARS)
<1
INDEPENDENT DIRECTOR
No
COMMITTEES
■ Chair, Dividend
Thomas E. Jorden Chair of the Board

DIRECTOR SINCE: MAY 2026
Thomas E. Jorden was appointed to the board of directors as Board Chair in May 2026 following the Merger. At Coterra, Mr. Jorden served as chairman, chief executive officer, and president. Prior to joining Coterra through a merger in 2021, Mr. Jorden served as chairman, chief executive officer, and president of Cimarex Energy Co. Mr. Jorden is a geophysicist with extensive experience leading public companies. He currently serves on the Board of Trustees of Tulane University and is the former chairman of the Board of Trustees for the Colorado School of Mines where he earned his master’s degree in Geophysics.
Qualifications
Mr. Jorden is an experienced and accomplished leader. He brings to Devon over 40 years of experience in the oil and gas exploration and production industry as well as a deep understanding of matters impacting the energy industry. His understanding of Coterra’s business, operations, long-term strategy, and goals make him a valuable member of our board.

Principal occupation or employment:
•
Former chairman, president, and chief executive officer, Coterra Energy Inc.

Current public company directorships:
•
None

Previous public company directorships held in the past five years:
•
Cimarex Energy Co. (merged with Cabot Oil & Gas Corporation to form Coterra)

Certain other directorships:
•
Previously served as chairman of Coterra’s board of directors

•
Board of Trustees of Tulane University

Key Skills and Experience

9| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
65
TENURE (YEARS)
<1
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Chair, Compensation ■ Safety, Operations, and Resource
Amanda Brock

DIRECTOR SINCE: MAY 2026
Amanda Brock was appointed to the board of directors in May 2026 following the Merger. She is co-chief executive officer and a board member of Solaris Energy Infrastructure, Inc. (Solaris Energy), which delivers power generation, power distribution solutions, and logistics equipment and services to clients in the data center, energy, and other commercial and industrial sectors. Prior to joining Solaris Energy in October 2025, Ms. Brock served as chief executive officer and president of Aris Water Solutions, Inc. (Aris), a leading produced water infrastructure and recycling company. During her tenure at Aris, she also served as president, chief operating officer, and chief commercial officer. Prior to joining Aris, Ms. Brock was chief executive officer of Water Standard and executive director and president for the Americas at Azurix Corp. Ms. Brock started her professional career as a lawyer for Vinson & Elkins LLP in Houston, managing global projects for Enron in power and water. She holds a law degree from Louisiana State University, where she was a member of the Law Review. Ms. Brock is a key leader of the Texas Business Hall of Fame (TBHF), serving as its chair in 2022 and again in 2025, and currently serves as a member of TBHF’s Executive Committee.

Qualifications
Ms. Brock brings to the Board over 26 years of experience building and managing global infrastructure businesses in the oil and gas, water, and power industries. Her expertise and depth of knowledge in the water management and gas-fired power generation aspects of the oil and gas industry, as well as her global perspective, strategic planning, and public company experience, and executive management and financial expertise, aids the Board in overseeing all aspects of Devon’s operations and allows her to provide a valuable and distinct perspective to the Board.

Principal occupation or employment:
•
Co-chief executive officer of Solaris Energy Infrastructure, Inc. (NYSE: SEI)

Current public company directorships:
•
Solaris Energy Infrastructure, Inc. (NYSE: SEI)

Previous public company directorships held in the past
five years:
•
Aris Water Solutions, Inc. (acquired by Western Midstream Partners, LP (NYSE: WES))

•
Macquarie Infrastructure Corporation (now known as Macquarie Infrastructure Holdings, LLC) (NYSE: MIC)

Certain other directorships:
•
Previously served on Coterra’s board of directors, most recently as lead independent director and on its compensation and governance and social responsibility committees

•
Texas Business Hall of Fame (member of the Executive Committee)

Key Skills and Experience

10| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
49
TENURE (YEARS)
7
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Compensation ■ Safety, Operations, and Resource
Ann G. Fox

DIRECTOR SINCE: 2019
Ann G. Fox joined the board of directors in June 2019. She is president, chief executive officer, and a board member of Nine Energy Service, Inc. (Nine), a Houston-based oilfield services company. Ms. Fox joined Nine in 2013 and previously served as chief financial officer and vice president of strategic development. Prior to joining Nine, she worked for SCF Partners, a private equity firm supporting the oilfield services and equipment industries. Ms. Fox also has experience as an investment banking analyst and as a Marine, where she served several tours of duty in Iraq on a team that reported directly to Gen. David Petraeus. She received a bachelor’s degree in diplomacy and security in world affairs from Georgetown University and a master’s in business administration from Harvard University. Ms. Fox currently serves on the board of the American Petroleum Institute, the board of advisors of Rice University’s Baker Institute, and the board of trustees of Groton School.
Qualifications
Ms. Fox brings to the Board her significant and unique career experiences, knowledge of the energy industry and capital markets, and perspective as a leader. Her recognition of upstream business and operational developments contributes to the Board’s overall performance.

Principal occupation or employment:
•
President and chief executive officer, Nine Energy Service, Inc. Nine filed for bankruptcy protection under chapter 11 of the U.S. Bankruptcy Code in February 2026

Current public company directorships:
•
Nine Energy Service, Inc. (NYSE American: NINE)

Previous public company directorships held in the past five years:
•
None

Certain other directorships:
•
American Petroleum Institute

•
Baker Institute (board of advisors)

•
Groton School

Key Skills and Experience

11| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
54
TENURE (YEARS)
1
INDEPENDENT DIRECTOR
No
COMMITTEES
■ Dividend
Clay M. Gaspar

DIRECTOR SINCE: 2025
Clay Gaspar was appointed President and Chief Executive Officer and as a member of the board of directors in March 2025. Prior to that role, Mr. Gaspar served as Executive Vice President and Chief Operating Officer of Devon, a role he assumed in January 2021 following Devon’s merger with WPX Energy, Inc. (WPX). While at WPX, Mr. Gaspar served as president and chief operating officer and sat on the board of directors. His earlier career includes technical and leadership positions with Newfield Exploration, Anadarko Petroleum, and Mewbourne Oil. Mr. Gaspar serves on the boards and executive committees of the American Petroleum Institute, American Exploration & Production Council, and the Permian Strategic Partnership. He also serves on the boards of the American Energy Policy Center and The Nature Conservancy’s Oklahoma Chapter and is a member of the Texas A&M Engineering Advisory Council. Mr. Gaspar earned a bachelor’s degree in petroleum engineering from Texas A&M University, a master’s degree in petroleum and geosciences engineering from the University of Texas, and is a registered professional engineer in the state of Texas.
Qualifications
Mr. Gaspar is an experienced leader, with the vision and industry expertise to guide Devon forward. His understanding of Devon’s operations and assets provides valuable board-level perspective.

Principal occupation or employment:
•
President and Chief Executive Officer, Devon Energy Corporation

Current public company directorships:
•
None

Previous public company directorships held in the past five years:
•
None

Certain other directorships:
•
Previously served on WPX’s board of directors

•
American Petroleum Institute (executive committee)

•
American Exploration & Production Council (executive committee)

•
Permian Strategic Partnership (executive committee)

•
American Heart Association Southwest Region

Key Skills and Experience

12| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
47
TENURE (YEARS)
<1
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Audit ■ Governance, Environmental, and Public Policy
Jacinto J. Hernandez

DIRECTOR SINCE: MAY 2026
Jacinto J. Hernandez was appointed to the board of directors in May 2026 following the Merger. He is founder and principal of Cummings Consulting & Management (Cummings), which partners with companies to drive expansion and create shareholder value. Prior to forming Cummings, he worked at Capital Group and its subsidiary, Capital World Investors (Capital Group), most recently as partner. He spent 22 years at Capital Group covering a variety of industries, including the oil and gas industry, helping lead the research portfolio for one of the largest growth mutual funds in the world and serving in key leadership roles. Mr. Hernandez earned his bachelor of science in economics from Stanford University, with a minor in political science. Mr. Hernandez has also completed the Directors’ Consortium Program offered by Stanford University’s Graduate School of Business.
Qualifications
Mr. Hernandez brings to the Board his financial expertise and over 25 years of investment and research experience across multiple asset classes gained from working for one of the world’s oldest and largest investment management organizations. His areas of expertise include oil and natural gas, oilfield services, engineering and construction, tobacco, and human capital management. He has been designated an “audit committee financial expert” by Devon’s Board.

Principal occupation or employment:
•
Principal, Cummings Consulting & Management

Current public company directorships:
•
None

Previous public company directorships held in the past five years:
•
Aris Water Solutions, Inc. (acquired by Western Midstream Partners, LP (NYSE: WES))

•
Altria Group, Inc. (NYSE: MO)

•
Pioneer Natural Resources Company (acquired by Exxon Mobil Corporation (NYSE: XOM))

Certain other directorships:
•
Previously served on Coterra’s board of directors and its audit and governance and social responsibility committees

Key Skills and Experience

13| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
71
TENURE (YEARS)
5
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Audit ■ Chair, Governance, Environmental, and Public Policy
Kelt Kindick

DIRECTOR SINCE: 2021
Kelt Kindick joined the board of directors in January 2021 following Devon’s merger with WPX. Mr. Kindick became a member of WPX’s board of directors in 2013. In December 2012, Mr. Kindick retired from Bain & Company Inc., a management consulting firm, serving most recently as chief financial officer and partner. He joined Bain & Company in 1980, was elected partner in 1986, served as managing director of the firm’s Boston office from 1991 to 1996, and as chairman of the firm’s executive committee from 1998 to 1999. Mr. Kindick also served as chief financial officer of the Commonwealth of Massachusetts from 2003 to 2004. He received a bachelor’s degree from Franklin & Marshall College and a master’s in business administration from Harvard University.
Qualifications
Mr. Kindick brings to the Board his experience in strategic roles across a broad range of industries and in the public sector. His insights on governance, finance, and other key strategic matters enhances Board discussions. He has been designated an “audit committee financial expert” by Devon’s Board.

Principal occupation or employment:
•
Former chief financial officer and partner, Bain & Company

Current public company directorships:
•
None

Previous public company directorships held in the past five years:
•
None

Certain other directorships:
•
Previously served on WPX’s board of directors, including as lead director and chairman of its nominating, governance, environmental, and public policy committee

Key Skills and Experience

14| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
65
TENURE (YEARS)
5
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Compensation ■ Safety, Operations, and Resource
Karl F. Kurz

DIRECTOR SINCE: 2021
Karl F. Kurz joined the board of directors in January 2021 following Devon’s merger with WPX. Mr. Kurz became a member of WPX’s board of directors in 2014. He currently serves as non-executive chairman of American Water Works Company, Inc. Mr. Kurz is also on the board of Texas Pacific Land Corporation, where he is chair of the strategic acquisitions committee and a member of the compensation committee. From 2009 until his retirement in 2012, Mr. Kurz was a managing director, co-head of the energy group, and a member of the investment committee at CCMP Capital Advisors LLC, a leading global private equity firm focused on energy investments. Prior to joining CCMP, he spent nine years with Anadarko Petroleum Corporation, most recently serving as chief operating officer responsible for overseeing the company’s global exploration and production, marketing, midstream, land, technology, and service businesses. Mr. Kurz holds a bachelor’s of science, magna cum laude, in petroleum engineering from Texas A&M University, and he is a graduate of Harvard University’s Advanced Management Program.
Qualifications
Mr. Kurz brings to the Board his significant experience in the energy industry and expertise in petroleum engineering. He has served in leadership positions and provides candid perspectives on the Company and the industry.

Principal occupation or employment:
•
Former managing director of CCMP Capital Advisors LLC and chief operating officer of Anadarko Petroleum Corporation

Current public company directorships:
•
American Water Works Company, Inc. (NYSE: AWK). Serves as non-executive chairman

•
Texas Pacific Land Corporation (NYSE: TPL). Serves on the strategic acquisitions committee (chair) and compensation committee

Previous public company directorships held in the past five years:
•
Royal Helium Ltd. (TSX Venture: RHC.v)

Certain other directorships:
•
Previously served on WPX’s board of directors and its audit committee

Key Skills and Experience

15| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
69
TENURE (YEARS)
<1
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Audit ■ Chair, Safety, Operations, and Resource
Jeffrey E. Shellebarger

DIRECTOR SINCE: MAY 2026
Jeffrey E. Shellebarger was appointed to the board of directors in May 2026 following the Merger. He retired in 2019 after a 38-year career at Chevron, most recently as president of Chevron’s North American E&P (Exploration and Production) Operating Company. His prior leadership roles at Chevron included president and managing director of Chevron’s IndoAsia Business Unit, executive director at Chevron Pacific Indonesia, general manager of Asset Development for the Southern Africa SBU, and general manager of the San Joaquin SBU. Mr. Shellebarger previously served as chairman for the American Petroleum Institute’s Upstream Committee and as chairman of the Twenty-Third World Petroleum Congress, convening top energy and government leaders to discuss the future of the industry. He also previously chaired the Greater Houston Partnership. Mr. Shellebarger holds a master’s degree in Geology from the University of Georgia.
Qualifications
Mr. Shellebarger brings to the Board over 40 years of U.S. and global oil and gas industry experience across the exploration and production value chain. He has significant experience, expertise, and perspectives on leadership, business performance, investment strategy, regulatory policy, stakeholder engagement, and governance.

Principal occupation or employment:
•
Former president, North American Exploration and Production Operating Company; Chevron Corporation

Current public company directorships:
•
None

Previous public company directorships held in the past five years:
•
None

Certain other directorships:
•
Previously served on Coterra’s board of directors, including as chair of its environment, health, and safety committee and on its audit committee

•
Greater Houston Partnership (executive committee)

Key Skills and Experience

16| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
65
TENURE (YEARS)
<1
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Audit ■ Dividend ■ Governance, Environmental, and Public Policy
Brent Smolik LEAD DIRECTOR

DIRECTOR SINCE: 2025
Brent Smolik joined the board of directors in October 2025 and was appointed the Lead Director in May 2026. He has over 40 years of experience in the oil and gas industry in both the upstream and midstream sectors, including senior executive leadership roles at Noble Energy Corporation, Noble Midstream Partners LP, EP Energy Corporation, El Paso Corporation, ConocoPhillips, and Burlington Resources, Inc. He most recently served as president and chief operating officer at Noble Energy until his retirement following the company’s merger with Chevron in 2020. Mr. Smolik was also the president, chief executive officer, and chairman of the board of EP Energy Corporation. He previously served on the boards of Marathon Oil Corporation, Noble Midstream Partners LP, Cameron International, and Encino Acquisition Partners. Mr. Smolik holds a bachelor’s degree in petroleum engineering from Texas A&M University.
Qualifications
Mr. Smolik brings to the board his significant leadership, operational, and technical experience in the global oil and gas industry and competencies in strategy, execution, and risk management. His perspective contributes to the overall performance of the board, including insights on governance, governmental affairs, and regulatory matters.

Principal occupation or employment:
•
Former president and chief operating officer of Noble Energy Corporation

Current public company directorships:
•
None

Previous public company directorships held in the past five years:
•
Marathon Oil Corporation (NYSE: MRO)

•
Noble Energy Corporation (Nasdaq: NBL)

•
Noble Midstream Partners LP (Nasdaq: NBLX)

Certain other directorships:
•
Previously served on the board of Encino Acquisition Partners until its acquisition by EOG in 2025

Key Skills and Experience

17| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
68
TENURE (YEARS)
<1
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Compensation ■ Governance, Environmental, and Public Policy
Marcus A. Watts

DIRECTOR SINCE: MAY 2026
Marcus A. Watts was appointed to the board of directors in May 2026 following the Merger. He is the executive chairman of the Everton Football Club in the English Premier League. From 2011 to 2025, Mr. Watts was president of The Friedkin Group, a privately held and diverse consortium of businesses and investments in the automotive, hospitality, entertainment, golf, and adventure industries, where he continues to serve as special advisor. Prior to The Friedkin Group, he was with the law firm Locke Lord LLP where he held multiple leadership roles, including vice chairman of the firmwide Executive Committee and managing partner of the Houston, Texas office. He also previously served as the chair of the Federal Reserve Bank of Dallas Houston Branch’s Board of Directors and chair of the Board of Directors of the Greater Houston Partnership. Mr. Watts currently serves as lead independent director of Service Corporation International and on the board of directors of Highland Resources, Inc., a privately held real estate investment firm. Mr. Watts holds a law degree from Harvard Law School.

Qualifications
Mr. Watts brings to the Board over 26 years of experience in corporate and securities law, governance, and related matters. He adds a wealth of legal, transactional, regulatory, and management expertise from both the oil and gas industry and other industries to our Board. His unique combination of legal and management expertise offers a fresh perspective to our Board, which is buttressed by his decades of experience both inside and outside of the oil and gas industry.

Principal occupation or employment:
•
Executive chairman of the Everton Football Club

•
Special advisor to The Friedkin Group

Current public company directorships:
•
Service Corporation International (NYSE: SCI)

Previous public company directorships held in the past five years:
•
None

Certain other directorships:
•
Previously served on Coterra’s board of directors and its compensation and governance and social responsibility committees

•
Texans for Lawsuit Reform

•
Highland Resources, Inc.

Key Skills and Experience

18| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)

AGE
69
TENURE (YEARS)
5
INDEPENDENT DIRECTOR
Yes
COMMITTEES
■ Chair, Audit ■ Safety, Operations, and Resource
Valerie M. Williams

DIRECTOR SINCE: 2021
Valerie M. Williams joined the board of directors in January 2021 following Devon’s merger with WPX. Ms. Williams became a member of WPX’s board of directors in 2018. Ms. Williams is a member of the board of directors of Omnicom Group, Inc., a global advertising and public relations firm, where she serves on the audit and finance committees. She is also a member of the board of directors of DTE Energy, an electric and natural gas utility, where she serves as chair of its audit committee and as a member of the corporate governance committee and the public policy and responsibilities committee. Ms. Williams is also a member of the independent board of trustees of Franklin Templeton Funds, where she serves on the audit committee and nominating and governance committee of some of its open-end funds. Ms. Williams began her career with Ernst & Young LLP in 1981 and has over 35 years of audit and public accounting experience serving numerous global companies. Prior to her retirement in 2016, Ms. Williams most recently served as the firm’s assurance managing partner for the southwest region, a position she assumed in 2006. She held several senior leadership positions at Ernst & Young and also served on several strategic committees, including the firm’s partner advisory council, inclusiveness council, audit innovation task force, and the diversity task force. She received a bachelor’s degree from the University of North Texas and a master’s in business administration from the University of Houston.

Qualifications
Ms. Williams brings to the Board her significant financial reporting expertise developed through 35 years of audit and public accounting experience serving numerous global and multi-location companies, including companies in the energy and technology sectors. She has strong leadership skills and experience with accounting and financial reporting matters at complex organizations. She has been designated an “audit committee financial expert” by Devon’s Board.

Principal occupation or employment:
•
Former assurance managing partner for the southwest region at Ernst & Young LLP

Current public company directorships:
•
DTE Energy (NYSE: DTE). Serves on the audit committee (chair), corporate governance committee, and public policy and responsibilities committee

•
Omnicom Group, Inc. (NYSE: OMC). Serves on the audit and finance committees

•
Franklin Templeton Funds (independent board of trustees). Serves on the audit committee and the nomination and governance committee of certain open-end funds

Previous public company directorships held in the past five years:
•
None

Certain other directorships:
•
Previously served on WPX’s board of directors and its audit committee

Key Skills and Experience

19| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)
Director Skills and Experience
The Board is committed to including members with varying perspective, experience, and expertise that align with our business strategy. Our Director nominees, individually and as a group, have skills and experiences that are highly relevant for an upstream energy company like Devon.
FUNDAMENTAL SKILLS AND EXPERIENCES OF OUR BOARD NOMINEES INCLUDE STRENGTHS IN THE AREAS OF:

■
Service in senior leadership at a substantial business enterprise;

■
Experience with operations, development, or other principal functions of an energy company;

■
Effective communication skills, especially concerning strategy and analytical decision-making;

■
Acumen in the area of financial statements, cash flows, and other financial and accounting matters; and

■
Prior service on the board of a public company.

The matrix below highlights each Director nominee’s individual strengths and focuses that he or she may contribute to the Board as a whole. The absence of a “mark” for a particular skill or experience does not indicate that a Director nominee is unable to contribute to the decision-making process in that area.

20| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)
Board Appointment and Selection Process
In October 2025, the Board appointed Brent Smolik to the Board. This appointment culminated a process that spanned several months and encompassed the steps described below, which are typical for Devon’s Board-appointment process outside of a merger-related combination of boards.
Review the Mix of Skills, Experience, and Characteristics of the Board
As part of its ordinary course discussions, Devon’s Board conducts self-evaluations and considers the composition of the Board in relation to the strategic plan of the Company and other areas that are critical for the performance of the Board’s responsibilities. Devon’s Governance, Environmental, and Public Policy (GEPP) Committee provides support for any search for new Board members by, among other things, identifying certain skills, experience, and characteristics that may be valuable for the Board in light of potential departures from the Board through retirement or otherwise.

Identify Board Candidates and Consider Resources to Assist in Search Process
Devon’s Corporate Governance Guidelines describe key aspects of Devon’s Board recruitment. Baseline qualifications for a Board member include integrity and accountability, ability to exercise informed judgement, peer respect, and high performance standards. The GEPP Committee is committed to seeking qualified candidates with a range of experience, perspective, and expertise. The GEPP Committee considers potential candidates identified by a range of sources (e.g., other organizations that develop board talent; referrals from stockholders, Directors, and management) and often utilizes the expertise of a third-party search firm.

Undertake In-Depth Review of Potential Board Candidates
The GEPP Committee conducts a fulsome review of many potential Board candidates. From this initial screening, a preliminary group of potential candidates is identified, which leads to additional diligence on the candidates. The background of the candidates is reviewed for potential conflicts of interest. The Chair of the GEPP Committee and other Directors often meet with the candidates. The Chair of the GEPP Committee keeps the Board apprised of the status of the process.

Focus Search and Perform Final Review
Candidates interview with the Board. The interviews often occur in an in-person, small-group setting. The Board meets in executive session—with and without management Directors present—to discuss the candidates, arrive at a consensus on potential appointments, and consider potential Committee assignments for the candidates. A more rigorous diligence process is performed, including background checks, reference checks, and independence and related person transaction evaluation.

Finalize Decision and Make Appointments
The GEPP Committee reviews the results of final diligence on candidates, recommends appointments to the Board, and arrives at preliminary independence determinations and proposed Board Committee assignments for the candidates. The Board meets to review the GEPP Committee’s recommendation, approves the appointments, and takes other actions associated with appointments.

21| Devon Energy 2026 Proxy Statement|

Our Board

WHO WE ARE (cont.)
Director Orientation and Continuing Education
New Director Orientation
Directors participate in orientation sessions as they join Devon’s Board. The sessions customarily involve providing written background materials on the Company that address business strategy, operations, performance, and corporate governance, as well as key functions at the Company such as finance, business development, human resources, environmental, health, and safety (EHS), marketing, supply chain, and legal and regulatory. Members of our executive leadership team and other leaders meet with new Directors in a setting that provides an opportunity for open discussion. Other Directors often attend these sessions. The orientation sessions are tailored to the background and experience of the new Director.
Director Continuing Education and Related Resources
Board and Board Committee meetings serve as a critical avenue for our Directors to further their knowledge of topics impacting their core responsibilities as Directors. On-going dialogue between the Board and our executives guides the content of updates that the Board receives on a range of topics. Executives and subject matter experts (both within and outside the Company) regularly present to the Board and often engage with the Board between meetings on emerging matters for the Company and the industry in general. Materials provided in advance of Board and Board Committee meetings also customarily include resources addressing emerging topics.
Directors are encouraged to explore additional resources to stay informed of developments relating to their responsibilities. The Company provides access to respected organizations and programs for maintaining board knowledge and skills and periodically sends Directors third-party resources that include overviews of board and board committee best practices, emerging issues, and educational programs. The Board also from time to time identifies areas for continuing education, which has resulted in the Company covering the expenses associated with Director participation in continuing education programs.

22| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE PAID
Director Compensation
Director compensation is reviewed and determined annually by the Board acting upon the recommendation of the Compensation Committee. The Committee periodically obtains data on the director compensation of Devon’s principal competitors and other comparable companies. The Committee also engages an independent consultant (Meridian Compensation Partners, LLC) to supplement such data and provide additional information on director compensation and other compensation-related practices. Meridian is also retained by the Committee to advise on executive compensation. Aside from the foregoing, Meridian performs no other work for Devon.
The standard arrangement for compensating our non-management Directors consists of cash and equity awards. Devon employees receive no additional compensation for serving as Directors. Non-management Directors are also eligible to participate in two programs that allow Directors to direct contributions by Devon to charitable organizations subject to the same terms as employees. Devon’s charitable gift program matches contributions (up to $10,000 per year) made to charitable organizations by Directors and employees. In addition, contributions to the Devon Energy Corporation Political Action Committee by Directors and employees are eligible for a matching contribution (up to $5,000 per year) to charitable organizations.
Annual Retainers
The annual cash retainers in effect as of December 31, 2025, are set forth in the table below.
Type of Fee	Amount
Annual Board Retainer	$100,000
Additional Annual Non-Executive Board Chair Retainer	$87,500
Additional Annual Lead Director Retainer	$25,000
Additional Annual Retainer to the Chair of Audit Committee	$25,000
Additional Annual Retainer to the Chairs of Compensation, GEPP and SOAR Committees	$20,000
Additional Annual Retainer to Audit Committee Members	$2,000
Each non-management Director is reimbursed for reasonable expenses incurred while serving as a Director, which includes expenses associated with attending Board meetings and other functions arising from their responsibilities as a Director.
Equity Awards to Directors
The Board compensates Directors in part through equity awards (LTI Awards) in order to align the Directors’ and stockholders’ interests in the long-term performance of the Company. Following each Annual Meeting, non-management Directors are granted equity awards having a value of $230,000. In addition, our non-executive Board Chair receives an additional equity award having a value of $87,500. The LTI Awards for 2025 were made under the 2022 LTIP and applicable grant agreements in the same value as those for 2024. The grants for 2025 vested immediately, which (i) aligned the aggregate value received by the Directors with the stock-based compensation expense incurred by the Company and (ii) provided the Directors predictability on the taxable income that would result from the LTI Awards. Non-management Directors have the option to receive LTI Awards as restricted stock units with a deferred payment date rather than the standard restricted stock awards. Restricted stock units provide optionality with respect to the timing of disbursement of the LTI Award and the form of dividends.

23| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE PAID (cont.)
Total Compensation for Non-Management Directors for 20251
The following table reflects the total compensation of our non-management Directors in 2025.
Name	Fees Earned or Paid in Cash ($)	Stock Awards2 ($)	All Other Compensation3 ($)	Total ($)
Barbara M. Baumann	100,000	230,009	—	330,009
John E. Bethancourt	187,500	317,525	15,000	520,025
Ann G. Fox	100,000	230,009	15,000	345,009
Gennifer F. Kelly	102,000	230,009	10,000	342,009
Kelt Kindick	120,000	230,009	15,000	365,009
John Krenicki Jr.4	43,714	—	—	43,714
Karl Kurz	120,209	230,009	15,000	365,218
Michael N. Mears	102,000	230,009	10,000	342,009
Robert A. Mosbacher, Jr.	120,000	230,009	15,000	365,009
Brent J. Smolik5	25,500	154,403	—	179,903
Valerie M. Williams	125,000	230,009	—	355,009

1
During 2024 and until his retirement from the Board on March 1, 2025, Richard E. Muncrief served (i) as a member of the Board and (ii) as an executive officer of the Company. Effective on March 1, 2025, Mr. Gaspar was appointed to the Board and to the positions of President and CEO of the Company. Because they were employees of the Company for the entire time that they served as Directors, Messrs. Muncrief and Gaspar received no additional compensation for their services as Directors.

2
The dollar amounts reported in this column represent the grant date fair values of each stock award made to a non-management Director in 2025, computed in accordance with FASB ASC Topic 718. For all non-management Directors, other than Messrs. Krenicki and Smolik who are referenced in footnotes 4 and 5 below, amounts include $230,009, which is the grant date fair value of an award made on June 4, 2025. For Mr. Bethancourt, the amount also includes the value of the award made to him on June 4, 2025, as Devon’s non-executive Board Chair (i.e., $87,516), The assumptions used to value stock awards are discussed in Note 4—Share-Based Compensation of the Notes to Consolidated Financial Statements included in the 2025 Form 10-K. As of December 31, 2025, no stock awards are outstanding for any non-management Director since stock awards to non-Management Directors vest immediately.

3 All amounts are matching contributions made by Devon under the programs described above under “Director Compensation.”
4 Mr. Krenicki retired from the Board at Devon’s 2025 Annual Meeting of Stockholders (June 4, 2025).
5 Mr. Smolik was appointed to the Board on October 1, 2025 and received a pro-rated stock award that vested immediately.
Compensation Committee Interlocks and Insider Participation
Throughout 2025, the Compensation Committee was solely comprised of independent Directors with no interlocking relationships as defined by applicable SEC rules.

24| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE SELECTED, COMPRISED, AND EVALUATED
Governance, Environmental, and Public Policy Committee Report
The GEPP Committee is currently comprised of four independent Directors and operates under a written charter approved by the Board. The GEPP Committee Charter and the other documents referenced in this report may be viewed at www.devonenergy.com. Below is a summary of key features of our corporate governance framework, including our approach to Board nominations.
Corporate Governance
The GEPP Committee plays a leadership role in shaping the Company’s corporate governance. It reviews the Company’s corporate governance practices along with best practices followed by other companies to maintain a corporate governance framework for the Company that is effective and functional and that addresses the interests of the Company’s stakeholders.

Highlights of Our Corporate Governance Framework	Principal Documents for Our Corporate Governance Standards

■
Annual election of Directors

■
Majority voting in uncontested elections

■
Independent Lead Director in the event the Chair of the Board is not independent

■
Executive sessions of independent Directors

■
Stockholder right to call a special meeting

■
Proxy access right

■
Board participation in succession planning

■
Corporate Governance Guidelines

■
Charters for each of the Board’s Committees

■
Code of Business Conduct and Ethics for all Directors, officers, and employees

■
Code of Ethics for the Chief Executive Officer, Chief Financial Officer, and designated Principal Accounting Officer

Board of Director Nominations
The GEPP Committee is responsible for nominating qualified candidates to serve on the Board and reviewing their qualifications with the Board, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate.
In alignment with the Board’s philosophy, the GEPP Committee seeks qualified candidates with a range of experience, perspective, and expertise. The GEPP Committee (i) may, at its discretion, seek third-party resources to assist in the process and (ii) will make final director candidate recommendations to the Board. The Board considered the experience, qualifications, attributes, and skills of each of the nominees for Director at the 2026 Annual Meeting. Our Corporate Governance Guidelines outline certain foundational qualifications for our nominees, as well as certain expectations of our Directors upon their election to the Board.

25| Devon Energy 2026 Proxy Statement|

Our Board

GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT
Qualifications of Our Directors	Expectations of Our Directors
■ Integrity and accountability ■ Informed judgment ■ Peer respect ■ High performance standards
■
Mandatory retirement for non-management Directors at the Annual Meeting immediately following the 75th birthday of a Director

■
Ownership of Devon common stock equal to five times the Director’s annual retainer to be reached by the end of a five-year period after election along with a holding requirement for those who have yet to meet the ownership requirement

■
Recommendation that a Director not serve on more than three public company boards in addition to serving on the Company’s Board

■
Approval of the GEPP Committee to serve as a director, officer, or employee of a competitor of the Company

■
Requirement that a Director advise the Chair of the Board and the Chair of the GEPP Committee in advance of accepting any invitation to serve on other public company boards or any assignment to the audit or compensation committees of the board of any public company of which such Director is a member

■
Requirement that a Director promptly advise the Chair of the Board and the Chair of the GEPP Committee upon accepting service on private or non-profit boards

The GEPP Committee considers properly submitted recommendations for nominees from stockholders and gives appropriate consideration in the same manner as given to other nominees. Stockholders who wish to submit recommendations for director nominees for election at our 2027 Annual Meeting of Stockholders may do so by submitting such nominee’s name in writing, in compliance with the procedures required by our Bylaws, to the Governance, Environmental, and Public Policy Committee of the Board of Directors, Attention: Chair of the GEPP Committee, c/o Office of the Corporate Secretary, Devon Energy Corporation, Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024. Such a recommendation must be received between March 2, 2027, and April 1, 2027, in order to be considered a timely notice. The stockholder’s notice must contain, among other things:
■
all information that is required to be disclosed with respect to such person being nominated pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a Director, if elected;

■
the name and address of the stockholder giving the notice and the beneficial owner;

■
the class and number of shares of our stock that are owned beneficially and of record by the stockholder giving the notice and the beneficial owner;

■
whether and the extent to which any hedging or other similar transaction has been entered into by or on behalf of the stockholder or beneficial owner;

■
a description of all arrangements or understandings between the stockholder giving the notice and any other person or persons (including their names) in connection with the nomination;

■
a representation that the stockholder intends to appear at the 2027 Annual Meeting to bring such business before the meeting; and

■
an undertaking by the stockholder giving the notice to update the information required to be included in the notice.

26| Devon Energy 2026 Proxy Statement|

Our Board

GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT (cont.)
With the Company’s fundamental corporate governance practices firmly in place and regularly evaluated, the GEPP Committee is prepared to respond quickly to new regulatory requirements and emerging best practices. The GEPP Committee intends to continue to require an annual evaluation of the effectiveness of the Board and its Committees to enable the Company to maintain corporate governance best practices.
Respectfully submitted, The Governance, Environmental, and Public Policy Committee* Kelt Kindick, Chair Ann G. Fox Michael N. Mears Robert A. Mosbacher, Jr.

*
As of May 7, 2026, in connection with the Merger, Ms. Fox no longer serves on the GEPP Committee, Messrs. Mears and Mosbacher resigned from the Board, and Messrs. Hernandez, Smolik, and Watts were appointed to the GEPP Committee.

27| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN
Committees
The Board has five standing Committees: Audit, Compensation, Dividend, GEPP, and SOAR. The Charters for our Committees are available on the Company’s website, www.devonenergy.com. Below we reflect each Committee’s current membership, core duties and responsibilities, and recent activities.

1
Messrs. Jorden (Chair), Gaspar, and Smolik are the sole members of Devon’s Dividend Committee. The Board maintains a dividend committee for the limited purpose of assisting with the declaration and payment of dividends on Devon’s common stock in accordance with the dividend policy of the Company.

2 Audit committee financial expert.
3 Lead Director.

28| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Audit Committee

Jacinto J. Hernandez	Kelt Kindick	Jeffrey E. Shellebarger	Brent Smolik	Valerie M. Williams Committee Chair
COMMITTEE RESPONSIBILITIES
•
Monitors the integrity of the Company’s financial statements and reporting system;

•
Oversees the Company’s compliance with legal and regulatory requirements;

•
Appoints the Company’s independent auditors and monitors their performance, qualifications, and independence;

•
Oversees the Company’s internal audit function and reviews significant internal audit findings and management’s actions to address those findings;

•
Oversees related person transactions and other potential conflicts of interest situations where appropriate;

•
Reviews the Company’s financial and cybersecurity risk exposure and the steps management has taken to monitor and control such exposure; and

•
Monitors the business practices and ethical standards of the Company.

RECENT ACTIVITIES AND KEY FOCUS AREAS

•
Reviewed and discussed the audit results prior to the filing of Devon’s 2025 Form 10-K and met with the independent auditor concerning the results;

•
Reviewed and discussed the earnings materials and periodic reports for each quarter of the year;

•
Received reports and interacted with management about legal, regulatory, environmental and tax matters, cybersecurity, and other topical issues such as the impacts to the Company of the One Big Beautiful Bill Act and changes in priorities at key regulatory agencies due to the transition to a new presidential administration;

•
Monitored the Company’s project to upgrade its enterprise resource planning software system; and

•
Met in executive session on a regular basis with the independent auditor and Devon personnel responsible for the Company’s internal audit function, financial reporting, and legal and regulatory compliance.

Number of Meetings held in 2025:	8

29| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Compensation Committee

Amanda Brock Committee Chair	Ann G. Fox	Karl F. Kurz	Marcus A. Watts
COMMITTEE RESPONSIBILITIES
•
Reviews and approves the Company’s compensation philosophy and strategy;

•
Directs management to administer the annual compensation process in accordance with the stated compensation strategy of the Company and any requirements of appropriate regulatory bodies;

•
Reviews and approves the Company’s employee benefit and incentive programs;

•
Annually reviews and determines total compensation for each management Director;

•
Reviews and approves total compensation for the Company’s executive officers;

•
Reviews with the President and CEO and advises the Board with regard to executive officer succession planning;

•
Reviews and approves the terms of any compensation “clawback” or similar policy;

•
Evaluates and recommends compensation or revisions to compensation for members of the Board; and

•
Assesses and considers the independence of any advisor that provides advice to the Compensation Committee.

RECENT ACTIVITIES AND KEY FOCUS AREAS

•
Reviewed and approved the Company’s performance on the corporate goals for 2025 and payout levels for cash bonuses for the year;

•
Certified the determination of payout levels for performance share units that vested in 2025 and finalized the key terms for performance share units and restricted stock awarded in 2025;

•
Reviewed and approved the peer group used in executive pay considerations;

•
Considered the results of Devon’s 2025 say-on-pay vote and critiques of the Company’s compensation program (see the Compensation Discussion and Analysis on page 47 for additional detail); and

•
Reviewed and discussed workforce data such as hiring, promotion, and attrition rates.

Number of Meetings held in 2025:	7

30| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Governance, Environmental, and Public Policy (GEPP) Committee

Jacinto J. Hernandez	Kelt Kindick Committee Chair	Brent Smolik	Marcus A. Watts
COMMITTEE RESPONSIBILITIES
•
Identifies, evaluates, and recommends nominees for election as directors at the annual stockholders’ meetings or for appointment between annual stockholders’ meetings, reviews the portfolio of skills, experience, perspective, and background required for the effective functioning of the Board;

•
Reviews stakeholder feedback and considers the Company’s response to stockholder proposals;

•
Develops, recommends, and reviews corporate governance guidelines for the Company;

•
Reviews the Company’s environmental policies and performance and the Company’s approach to sustainability;

•
Advises the Board and management on significant public policy issues that are pertinent to the Company and its stakeholders; and

•
Oversees management in setting strategy, establishing goals, and integrating sustainability into strategic and tactical business activities across the Company to create long-term stockholder value.

RECENT ACTIVITIES AND KEY FOCUS AREAS

•
Reviewed Devon’s strategy, performance, and tactics related to the Company’s environmental targets announced in June 2021, and the impacts on performance in relation to targets arising from the assets acquired from Grayson Mill in late 2024;

•
Received updates on policy changes arising from a new presidential administration and discussed Devon’s and its trade associations’ engagement on such matters;

•
Received Devon’s sustainability-related reporting prior to publication, including Devon’s 2025 Sustainability Report and 2025 Political Activity and Lobbying Report, and engaged with management on the content of such reporting; and

•
Benchmarked Devon’s approach to sustainability and current emissions reductions targets.

Number of Meetings held in 2025:	5

31| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Safety, Operations, and Resource (SOAR) Committee (formerly the Reserves Committee)

Amanda Brock	Ann G. Fox	Karl F. Kurz	Jeffrey E. Shellebarger Committee Chair	Valerie M. Williams
COMMITTEE RESPONSIBILITIES
•
Oversees an annual review and evaluation of the Company’s consolidated oil, natural gas, and natural gas liquids reserves;

•
Oversees the integrity of the Company’s reserves evaluation and reporting system;

•
Assesses the reserves disclosure for the Company’s compliance with legal and regulatory requirements related to its oil, natural gas, and natural gas liquids reserves;

•
Reviews the qualifications and independence of the Company’s independent engineering consultants;

•
Monitors the performance of the Company’s independent engineering consultants; and

•
Monitors and evaluates the Company’s business practices and standards in relation to the preparation and disclosure of its oil, natural gas, and natural gas liquids reserves.

RECENT ACTIVITIES AND KEY FOCUS AREAS

•
Recalibrated the scope of responsibilities of the Committee to include oversight of (i) the programs and performance of the Company in the area of health and safety, (ii) the plans and performance associated with the Company’s operations, and (iii) the Company’s evaluation of overall resources;

•
Met to review and discuss the reserves evaluation results prior to the filing of Devon’s 2025 Form 10-K;

•
Reviewed the Company’s performance for serious incident and fatality events, employee motor vehicle incidents and contractor recordable incidents;

•
Received a report on the use of artificial intelligence in Devon’s operations; and

•
Benchmarked Devon’s performance across a range of key reserves metrics.

Number of Meetings held in 2025:	4

32| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Our Board met nine times in 2025. All Directors attended at least 92% of the aggregate number of the total meetings of the Board and the respective Committees on which they served.
All Directors are expected to attend the Annual Meeting of Stockholders unless there are extenuating circumstances. All of our then-current Directors attended our 2025 Annual Meeting of Stockholders, except for John Krenicki Jr., who announced his retirement from the Board in advance of the meeting.
Copies of the following governance documents are available at www.devonenergy.com and in print to any stockholder upon request:
■ Certificate of Incorporation; ■ Bylaws; ■ Corporate Governance Guidelines; ■ Code of Business Conduct and Ethics; and ■ Code of Ethics for CEO, CFO, and PAO.
Code of Ethics
The Company has adopted (i) a Code of Business Conduct and Ethics applicable to all of our directors, officers, and employees and (ii) a Code of Ethics for the Chief Executive Officer, Chief Financial Officer, and designated Principal Accounting Officer. Each Code is available on our website at https://www.devonenergy.com/sustainability/governance and in print to any stockholder upon request submitted to our Corporate Secretary at Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024 or by email to CorporateSecretary@dvn.com. In the event of any amendment to or waiver from either Code requiring disclosure, the Company intends to post such amendment or waiver on our website.
Director Independence
Relevant Independence Standard
The Company’s Corporate Governance Guidelines provide that a majority of the Board members must qualify as “independent” Directors in accordance with the listing standards of the NYSE and the related disclosure requirements in SEC Regulation S-K, Item 407(a). Additionally, (i) all of the members of the Audit Committee, the Compensation Committee, the GEPP Committee, and the SOAR Committee and (ii) at least one of the members of the Dividend Committee must be Directors determined by the Board to be independent according to applicable standards relating to board committee membership, including as set forth in the listing and other relevant standards for the Committee, Corporate Governance Guidelines, and Committee Charters.
Board Diligence Process
In assessing independence, the Board reviews whether a Director has any material relationships with Devon or any of its subsidiaries. This review considers direct and indirect relationships of a Director and any member of the Director’s immediate family, including, as relevant, such Director’s or family member’s status as a partner, shareholder, or officer of an organization that has a relationship with Devon or any of its subsidiaries. The Board also takes into account other facts and circumstances that the Board deems relevant.

33| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Independence Determinations
Based on its review and applicable standards, the Board has affirmatively determined that (i) each of the current Directors, with the exception of Clay M. Gaspar and Thomas E. Jorden, is an independent Director and (ii) each member of the Audit Committee, Compensation Committee, GEPP Committee, and SOAR Committee, and at least one of the members of the Dividend Committee (Brent Smolik), is independent. As a result of these determinations, 9 of the Board’s 11 current Directors nominees are independent. The Board also previously determined that the following directors were independent: John Krenicki Jr., who retired from the Board at Devon’s 2025 annual meeting of stockholders; and John E. Bethancourt, Barbara M. Baumann, Gennifer F. Kelly, Michael N. Mears, and Robert A. Mosbacher Jr., each of whom resigned from the Board in May 2026 in connection with the Merger.
Relationships Considered
The Board considered the following relationships in making its determination that all Directors, other than Messrs. Gaspar and Jorden, are independent. In each case, the transactions identified are routine, ordinary course transactions in which the relevant Director had no personal involvement and derived no direct personal benefit.
Director	Organization	Relationship	Summary
Amanda Brock	Solaris Energy Infrastructure, Inc. (SEI)	Co-CEO and Director	SEI provides power infrastructure services to Devon in the ordinary course of business.1
Barbara M. Baumann	IOG Resources	Director
IOG Resources owns non-operating interests in wells located in the Delaware Basin, including certain Devon operated wells. Well revenue and joint interest billing payments are made in the ordinary course of business.

Ann G. Fox	Nine Energy Service (Nine)	President/ CEO and Director	Nine provides well completion services to Devon in the ordinary course of business.1
Gennifer F. Kelly	Delek Logistics	Director	Delek provides water disposal and transportation services to Devon in the ordinary course of business.
Karl F. Kurz	Texas Pacific Land (TPL)	Director	TPL owns royalty interests in Devon-operated wells and provides services to Devon in the ordinary course of business.
Michael N. Mears	Sempra Energy	Director	Sempra enters into transactions with Devon in the ordinary course of business, including purchasing energy products from Devon.
Valerie M. Williams	DTE	Director	DTE purchases energy products from Devon in the ordinary course of business.

1
One of the categorical tests under the NYSE listing standards asks whether the director is a current employee of a company that has made payments to, or received payments from, the listed company in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues. In 2023, 2024, and 2025, amounts paid by Devon (i) to Nine were less than 1% of Nine’s consolidated gross revenues and (ii) to SEI were less than 1% of SEI’s consolidated gross revenues. In each case, amounts were reviewed and confirmed in relation to the applicable categorical test following the Merger.

34| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Related Person Transactions
The Board has approved a written policy (the Policy) to assist Devon in the collection and review of information regarding potential related person transactions and conflicts of interest. All Directors and executive officers are required to identify business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a reportable related person transaction. Based on this information, Devon staff reviews Devon’s records and make follow-up inquiries as necessary to identify potentially reportable related person transactions. A report summarizing such transactions is provided to the Board’s Audit Committee.
The Audit Committee reviews reports and makes recommendations to the Board as to whether an identified transaction is required to be publicly disclosed as a related person transaction. If the transaction at issue involves a member of the Committee, or a family member of a Committee member, then that member of the Committee would not participate in discussions. In the event the Committee concludes that a related person has a material interest in any Company transaction, the Committee then reviews the transaction to determine whether to approve or ratify it. Any transaction that meets the monetary threshold under the SEC rules and is determined to have a direct or indirect material benefit to a related person would be disclosed in accordance with SEC rules. The Policy provides that certain categories of transactions are not deemed to involve a material interest. Those categories align with, and in many cases are more conservative than, the standards under applicable SEC rules.
In early 2026, the Company performed its diligence for purposes of identifying potential related person transactions and provided its report to the Audit Committee. Based on the Committee’s review and discussion, the Committee did not identify any transactions that qualify as related person transactions and require disclosure. Following the Merger, the Board (i) refreshed diligence for purposes of independence determinations and related person transaction disclosures and (ii) the transaction described below is reported as part of the post-Merger review.
The brother of Blake Sirgo, our Executive Vice President, Operations, who was previously employed by Coterra, joined Devon following the Merger as Vice President, Asset Evaluation. His brother’s aggregate compensation from Coterra for the fiscal year ended December 31, 2025, including base salary, annual cash incentive, annual long-term incentive, and other benefits, was approximately $1.1 million. Mr. Sirgo’s brother’s compensation is determined in accordance with the Company’s standard human resources policies and procedures. Mr. Blake Sirgo will not be involved in the evaluation of his brother’s performance or decision-making associated with his compensation.
Leadership and Succession
Board Leadership Structure
As stated in the Company’s Corporate Governance Guidelines, the Board reserves the right to determine, from time to time, how to configure the leadership of the Board and the Company in the way that best serves the Company. The Board specifically reserves the right to vest the responsibilities of Chair of the Board and CEO in the same or in different individuals. The Board currently has no fixed policy with respect to combining or separating the positions of Chair of the Board and CEO. Upon the closing of the Merger, the Board appointed Thomas E. Jorden as Chair of the Board. Mr. Jorden’s appointment as Board Chair continues a Devon governance practice of separating the Chair and CEO roles. In accordance with Devon’s Corporate Governance Guidelines, the Board appointed a Lead Director upon selecting a non-independent Chair of the Board.
Devon’s Board and Board leadership have consistently emphasized open, substantive communication among members of the Board and between the Board and management, with a view toward consensus-building and alignment. Post-Merger, the Board expects to regularly engage in practices that allow for fulsome discussions about the effectiveness of the Board Chair and the Lead Director, as well as the Board and Board Committees, which have been consistent features of the governance practices at Devon and Coterra.

35| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Lead Director
Prior to Mr. Jorden’s appointment as Board Chair in May 2026, the Board had an independent Chair, John Bethancourt, who resigned from the Board in May 2026 following the Merger. The Board appointed Brent Smolik as Lead Director effective with the closing of the Merger. Pursuant to Devon’s Corporate Governance Guidelines, the Lead Director must be an independent Director and meet certain other qualifications, which include familiarity with corporate governance best practices and related procedures. The Lead Director’s role is designed to enhance Board independence, information flow, oversight effectiveness, and accountability, while preserving flexibility in Board leadership structure.
Pursuant to a written role profile adopted by the Board shortly after the closing of the Merger, the Lead Director’s core responsibilities include, among other things, the following:
■
Presiding Over Executive Sessions: The Lead Director presides at executive sessions of independent Directors, has authority to call such meetings and sets those agendas. These meetings provide a forum for candid discussion of Board/management, governance, and other sensitive issues without non-independent Directors present.

■
Board Agenda and Information Flow: The Lead Director works with the Chair and CEO to develop agendas for Board meetings. The Lead Director may also provide input on the quality and timeliness of materials.

■
Board Performance and Self-Evaluation: The Lead Director plays a significant role in the Board’s annual self-assessment process and may also be involved in evaluations of Committees and the CEO.

■
Liaison Between Independent Directors and Management: The Lead Director serves as a principal liaison between the independent Directors and a non-independent Board Chair and the CEO, as appropriate, facilitating open communication and ensuring that the perspectives and concerns of the independent directors are considered.

■
Committee Leadership and Board Composition Decisions: The Lead Director is expected to provide input in making recommendations regarding committee membership and committee chairs.

Management Succession
Succession planning and talent management are key aspects of our business strategy. As part of their ordinary course responsibilities, the Board, the Compensation Committee, and management regularly participate in reviews of management succession planning and development. With the Board, this review includes the identification and progress of internal candidates for senior management positions and an assessment of career development opportunities. Our Executive leadership of our Human Resources group leads this process. The Human Resources group also implements programs focused on attracting, retaining, assessing, and developing the talent pipeline across the Company, including potential future leaders. In connection with the Merger, the respective boards of Devon and Coterra evaluated the potential senior leadership of the post-Merger Company across a range of factors, including the anticipated strategic direction of the Company and desire for the successful integration of the two companies. Devon and Coterra then engaged in an evaluation of the composition of the next level leadership of the Company following the Merger, which included many of the same factors considered in the ordinary course succession planning and talent management process that Devon has historically utilized.
Board and Committee Evaluations
The Board maintains an annual review process that evaluates the effectiveness and performance of the Board, the Chair, the Lead Director (if applicable), and the Board Committees. The evaluations are reviewed and discussed by the GEPP Committee, which also annually considers how to maximize the effectiveness of the process. The full Board discusses the evaluations with and without management present.

36| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
In recent years, one-on-one interviews with each Director have been a component of the process. Those interviews, as well as Board Committee self-evaluations, have in part been facilitated by written questionnaires that prompt a robust discussion. The Board, however, has not solicited written responses from Directors in order to preserve the confidentiality and candor of those discussions. The Board has also sought anonymous feedback from management on key corporate governance responsibilities such as management’s view of the Board’s decision-making and oversight.
Through the evaluation processes, feedback has been provided on a range of topics, including:
■
Board and management succession planning;

■
agendas and materials for Board meetings;

■
the composition and structure of the Board and Board Committees;

■
the cadence and substance of discussions of Devon’s strategy, including the consideration of carbon management, infrastructure investments, and business opportunities that are adjacent to Devon’s principal business of exploration and development of oil and gas;

■
Devon’s EHS program and target-setting for safety and environmental performance in the area; and

■
the opportunity for outside speakers to present on certain topics at Board meetings.

Devon’s Board and Board leadership consistently emphasize open communication among members of the Board with a view toward building alignment on highly effective corporate governance of the Company.
Board Involvement in Risk Oversight
The full Board has primary responsibility for risk oversight, which includes, among other things, determining whether the Company’s risk-management programs are appropriately designed and implemented in light of the Company’s material risks. To assist it in this role, the Board has delegated to four standing Board Committees certain matters relating to the risks inherent in the Committees’ respective areas of oversight, with each Committee regularly reporting to the full Board. Our management team is, in turn, responsible for executing the directives of the Board and those Committees with respect to the Company’s risk-management programs, including by overseeing and reporting on Devon’s day-to-day efforts to manage risk.
Devon employs a variety of governance and analytical measures to identify and evaluate the risks to our business. We use an enterprise-wide risk-management framework that includes an annual analysis of the top risks to the Company. This analysis asks the Board, management, and certain internal subject matter experts to consider the likelihood that certain risks could result in an impact to the Company and to identify, among other things, the Company’s level of preparedness for those risks. The Board and management then use the results from this analysis and other exercises to determine and prioritize the material risks to our business. In addition to this annual review process, the Board also assesses developments as they evolve and considers the risk they pose to the Company. Management and other subject matter experts meet on a regular basis to review the risks to the Company and consider and develop means of mitigating those risks. For a more detailed discussion of the material risks of the Company, please see our 2025 Form 10-K and our other filings with the SEC.

37| Devon Energy 2026 Proxy Statement|

Our Board

HOW WE ARE GOVERNED AND GOVERN  (cont.)
Cybersecurity risk is an area of focus for our Board, and we include cybersecurity and related risks in our enterprise-wide risk-management framework that annually assesses risks to the Company. This year-round assessment of risk is guided by our Internal Audit team and involves our Board of Directors, management, and certain internal subject matter experts. The Audit Committee has oversight of Devon’s risks from cybersecurity threats and reviews the steps management has taken to monitor and address such risks. Our management team provides quarterly updates to the Audit Committee on activities and other developments impacting Devon’s cybersecurity. These updates cover a variety of topics, including, among other things, (i) regular reviews of certain cybersecurity metrics for the Company, (ii) status reviews of our cybersecurity initiatives and the results of benchmarking or other assessments of the program, and (iii) briefings on current events or trends relating to cybersecurity. Our full Board also receives regular updates from our management team regarding the program, as well as reports from the Audit Committee. For more information on the program, please see our 2025 Form 10-K.
High-Level Oversight and Coordination of Sustainability Program
The Company recognizes that sustainability is important for Devon and Devon’s stakeholders, especially in the area of safety and environmental performance. The Board and management support the Company’s on-going efforts. Devon’s Executive Committee, GEPP Committee and the full Board receive regular updates on our sustainability program and expect high performance in this area. Over the past year, oversight has included Devon’s activities in the following areas:
■
Devon’s strategy for, and third-party assessment of, Devon’s performance on sustainability matters;

■
Devon’s progress on achieving environmental and related targets;

■
the tactics and associated budgets for attaining environmental targets and other sustainability objectives;

■
the Company’s safety performance and focus areas for continuous improvement as a Company and in Devon’s operating areas;

■
Devon’s community support efforts, including charitable contributions and participation in charitable projects; and

■
the Company’s engagement with Devon’s investors concerning the Company’s sustainability program.

38| Devon Energy 2026 Proxy Statement|

Our Board

HOW TO COMMUNICATE WITH US

The Board believes it is important to cast a wide net for input to inform its decision making and considers input from stockholders to be critical. Accordingly, the Board maintains a number of ways to receive feedback from stockholders and other stakeholders:

■
Our Board includes Directors with investment expertise, including as part of private equity firms and institutional investors;

■
Our Directors attend our Annual Meeting of Stockholders;

■
Our Directors participate in director education programs that include investors and investor commentary;

■
Our Directors listen to Devon’s quarterly conference calls with investors and receive reports with analyst commentary on the Company’s performance;

■
Our Board receives updates on the communication received from the Company’s reporting helplines; and

■
Our Board values direct stockholder engagement with the Company, which is detailed below.

Stockholder Engagement and Follow Up
Devon has a long-standing practice of engagement with our stockholders throughout the year with respect to corporate governance, executive compensation, and other topics. Over the past year, Devon continued its regular cadence for contacting the investment stewardship groups of the Company’s top-50 largest investors and responded to numerous in-bound queries. These contacts have led to numerous one-on-one meetings with investors who have a wide range of perspectives. Our Board receives frequent updates on these engagements and has been keen to hear specific input. We value the dialogue and feedback received from this engagement and, as a result, have been responsive by making meaningful changes to our programs and practices.
Contact Information for Communicating with Board Members
Any stockholder or other interested party may contact any of our Non-Management Directors or Non-Management Directors as a group, by:
■
U.S. mail to Non-Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024;

■
calling our Non-Management Directors access line at (866) 888-6179; or

■
sending an email to nonmanagement.directors@dvn.com.

A Management Director may be contacted by:
■
U.S. mail to Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024;

■
contacting the Office of the Corporate Secretary at (281) 589-4600; or

■
sending an email to CorporateSecretary@dvn.com.

If requested, calls or correspondence remain anonymous and will be kept confidential to the extent possible. All such communications, other than advertisements or commercial solicitations, will be forwarded to the appropriate Director(s) for review.

39| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

AGENDA ITEM 2. RATIFICATION OF INDEPENDENT AUDITOR FOR 2026
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent auditing firm retained to audit the Company’s financial statements. To carry out this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance, and independence; considers whether the auditing firm should be rotated, including the advisability and potential impact of selecting a different independent registered public accounting firm and adopting a policy of regular rotation; and negotiates the audit fees associated with the Company’s retention of the independent auditing firm. The Audit Committee has selected KPMG to serve as our independent auditing firm for 2026.
In accordance with SEC rules and KPMG policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The selection of the Company’s lead audit partner pursuant to this rotation policy involves a rigorous process, including interviews of potential audit partner candidates with the Audit Committee.
The Audit Committee and the Board believe that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of the Company and our stockholders. In furtherance of its commitment to corporate governance practices, the Board is asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm for 2026. In the event that our stockholders fail to ratify the selection of KPMG, the Audit Committee will consider the selection of a different independent auditing firm for 2027.
Representatives of KPMG will be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.
Our Board of Directors recommends that stockholders vote “FOR” the ratification of KPMG as our independent auditor for 2026.

40| Devon Energy 2026 Proxy Statement|

Our Controls and Compliance
AUDIT COMMITTEE

Audit Committee Report

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.
The Audit Committee is currently comprised of five independent Directors. The Board and the Audit Committee believe that the Audit Committee’s current membership satisfies the rules of the NYSE and the SEC that govern audit committee composition, including the requirement that all audit committee members be independent, as that term is defined under the listing standards of the NYSE, and the requirement that at least one member of the Audit Committee is a financial expert. The Audit Committee operates under a written charter approved by the Board of Directors, which is available at www.devonenergy.com.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal controls. This system is designed to provide reasonable assurance regarding the achievement of objectives in the areas of reliability of financial reporting, effectiveness and efficiency of operations, and compliance with applicable laws and regulations.

FOR 2025, THE AUDIT COMMITTEE PERFORMED THE FOLLOWING KEY DUTIES:

■
Reviewed and discussed with management and the independent auditors the Company’s internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, that has been filed with the SEC;

■
Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

■
Discussed with the independent auditors the auditors’ independence, including the matters in the written disclosures and the letter received from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; and

■
Considered whether the provision of non-audit services by the independent auditors is compatible with maintaining auditor independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, that has been filed with the SEC.
Respectfully submitted, The Audit Committee* Valerie M. Williams, Chair Gennifer F. Kelly Karl Kurz Michael N. Mears Brent Smolik

*
As of May 7, 2026, in connection with the Merger, Mr. Kurz no longer serves on the Audit Committee, Ms. Kelly and Mr. Mears resigned from the Board, and Messrs. Hernandez, Kindick, and Shellebarger were appointed to the Audit Committee.

41| Devon Energy 2026 Proxy Statement|

Our Controls and Compliance
OTHER AUDIT COMMITTEE MATTERS

Fees to Independent Auditor
Under the terms of its Charter, the Audit Committee has the responsibility to approve the fees paid to the independent auditors. For the years ended December 31, 2025, and December 31, 2024, the following fees were paid to KPMG:
	2025	2024
Audit fees1	$3,900,000	$4,450,000
Audit-related fees	$600,0002	$113,0003
Tax fees	—	—
All other fees	—	—
Total	$4,500,000	$4,563,000

1
Audit fees consisted of fees for the annual audit of the Company’s financial statements (including the effective operation of internal controls over financial reporting), the review of quarterly reports on Form 10-Q, and certain services that generally only our independent auditor can provide (e.g., comfort letters and consents).

2 Audit-related fees consisted principally of fees for the real-time system assessment of the upgrade of the Company’s enterprise resource planning software system.
3 Audit-related fees consisted principally of fees for audits of financial statements of certain of the Company’s affiliates and subsidiaries.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by KPMG and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors’ independence, including compliance with SEC rules and regulations.
All of the 2025 and 2024 audit and non-audit services provided by KPMG were approved by the Audit Committee. The non-audit services that were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the auditors’ independence, and the Audit Committee determined the auditors’ independence was not impaired.
Audit Committee Financial Expertise
The Board has determined that Ms. Williams, Mr. Hernandez, and Mr. Kindick are audit committee financial experts (as defined by SEC regulations) serving on its Audit Committee. The Board has also determined, in accordance with NYSE listing standards, that all members of the Audit Committee are financially literate.

42| Devon Energy 2026 Proxy Statement|

Our Controls and Compliance
SOAR COMMITTEE

SOAR Committee Report

The information contained in this SOAR Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.
The SOAR Committee is currently comprised of five independent Directors and operates under a written charter approved by the Board of Directors, which is available at www.devonenergy.com. The SOAR Committee oversees, on behalf of the Board, the integrity of the Company’s oil, natural gas, and natural gas liquids reserves data. Management and our independent engineering consultants have the primary responsibility for the preparation of the reserves reports. In connection with its oversight responsibilities, the SOAR Committee reviewed with management the internal procedures relating to the disclosure of reserves in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, having regard to industry practices and all applicable laws and regulations.

FOR 2025, THE SOAR COMMITTEE:

■
Approved DeGolyer & MacNaughton as the Company’s independent engineering consultant for the year ended December 31, 2025;

■
Reviewed the qualifications and independence of the independent engineering consultant prior to their appointment and throughout their engagement;

■
Reviewed with the independent engineering consultant the scope of the annual review of the Company’s reserves;

■
Met with the independent engineering consultant, with and without management, to review and consider the evaluation of the reserves and any other relevant matters with respect to such evaluation;

■
Reviewed and approved any statement of reserves data or similar reserves information and any report of the independent engineering consultants regarding such reserves to be filed with any securities regulatory authorities or to be disseminated to the public; and

■
Reviewed the Company’s internal procedures relating to the disclosure of reserves.

Based on the reviews and discussions referred to above, the SOAR Committee recommended to the Board that the reserves information be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, that has been filed with the SEC.
Respectfully submitted, The SOAR Committee* Karl F. Kurz, Chair Barbara Baumann Gennifer F. Kelly Brent Smolik Valerie M. Williams

*
As of May 7, 2026, in connection with the Merger, Mses. Baumann and Kelly resigned from the Board, Mr. Smolik no longer serves on the SOAR Committee, Mr. Shellebarger was appointed as committee chair, and Mses. Brock and Fox were appointed to the SOAR Committee.

43| Devon Energy 2026 Proxy Statement|

Our Company
WHO WE ARE

Our Officers
Information concerning our executive officers is set forth below. Information concerning Clay M. Gaspar, our President and Chief Executive Officer, is set forth under the caption “Our Nominees for Election”.
Andrea M. Alexander	Senior Vice President and Chief Administrative Officer

Andrea Alexander, 44, was appointed Senior Vice President and Chief Administrative Officer in May 2026 following the Merger. Ms. Alexander is responsible for Devon’s human resources, internal communications, real estate and facilities, corporate services and community relations functions. She most recently served as senior vice president and chief human resources officer for Coterra. Prior to joining Coterra, Ms. Alexander was chief people officer at Rent the Runway from 2021 to 2023. From 2009 until 2021, she was at McKinsey & Company serving in roles of increasing responsibility, including associate partner. Ms. Alexander holds a bachelor’s degree in economics from the University of Pennsylvania and a master’s degree in business administration from Harvard University.

Michael D. DeShazer	Executive Vice President, Exploration & Production—Anadarko, Eagle Ford, Marcellus & Rockies

Michael DeShazer, 41, was appointed Executive Vice President, E&P—Anadarko, Eagle Ford, Marcellus and Rockies in May 2026 following the Merger. For those operating areas, Mr. DeShazer is responsible for facilities engineering, field operations, geosciences, land, midstream operations and infrastructure, production engineering, regulatory and reservoir engineering. He most recently served as executive vice president, operations for Coterra. Mr. DeShazer joined Cimarex in 2007, serving in various leadership positions at Cimarex and Coterra, including vice president, permian basin and executive vice president, business units. Mr. DeShazer is a licensed professional engineer and holds a bachelor’s degree in chemical engineering and a master’s degree in energy business from the University of Tulsa.

Robert F. (Trey) Lowe III	Executive Vice President and Chief Technology Officer

Trey Lowe, 50, was appointed Executive Vice President and Chief Technology Officer in May 2026 following the Merger. Mr. Lowe is responsible for Devon’s AI, technology and digital security functions. Prior to the Merger, he served as Senior Vice President and Chief Technology Officer since February 2025. Mr. Lowe joined Devon in 2005 and has held technical and leadership roles with responsibilities spanning U.S. and international operations. Before joining Devon, Mr. Lowe worked for Schlumberger in technical roles in the U.S. and Norway. He is a past distinguished lecturer for the Society of Petroleum Engineers. Mr. Lowe serves on the board of directors of Fervo Energy (NASDAQ: FRVO), which is focused on developing next-generation geothermal power. Devon owns a minority interest in Fervo Energy. Mr. Lowe holds a bachelor’s degree in chemical engineering from Oklahoma State University.

John D. Raines	Executive Vice President, Exploration & Production—Permian

John Raines, 43, was appointed Executive Vice President, E&P—Permian Basin in May 2026 following the Merger. Mr. Raines is responsible for geosciences, engineering (reservoir, production, and facilities), production and midstream operations, land, and strategic growth for the Permian. Prior to the Merger, he served as Senior Vice President, E&P Asset Management. He joined Devon in 2005 and has held roles of increasing responsibility, including Vice President of the Delaware Basin Business Unit, Vice President of the Rockies Business Unit and Vice President of Land and Regulatory. Mr. Raines is actively engaged in industry and community leadership, serving on the boards of the Texas Oil and Gas Association and Leadership Oklahoma City. He is also a member of the American Petroleum Institute’s Upstream Committee. Mr. Raines has a bachelor’s degree in finance and energy management from the University of Oklahoma and a juris doctor degree from Oklahoma City University. He is a licensed attorney in the state of Oklahoma and a member of the Oklahoma Bar Association.

44| Devon Energy 2026 Proxy Statement|

Our Company
WHO WE ARE (cont.)

Jeffrey L. Ritenour	Executive Vice President and Chief Corporate Development Officer

Jeff Ritenour, 52, was appointed Executive Vice President and Chief Corporate Development Officer in May 2026 following the Merger. Mr. Ritenour is responsible for Devon’s corporate development, long-term strategy, marketing and midstream and land functions. He previously served as Executive Vice President and Chief Financial Officer since April 2017. Mr.Ritenour has been with Devon since 2001, serving in various leadership roles, including Senior Vice President of Corporate Finance, Investor Relations and Treasury. Before joining Devon, Mr. Ritenour was with Ernst & Young in Dallas. Mr. Ritenour serves on the board of directors for WaterBridge Infrastructure LLC (NYSE: WBI), a pure-play water infrastructure company. Devon owns a minority interest in WaterBridge. Mr. Ritenour holds a bachelor’s degree in accounting and a master’s degree in business administration, both from the University of Oklahoma.

Blake A. Sirgo	Executive Vice President, Operations

Blake Sirgo, 43, was appointed Executive Vice President, Operations in May 2026 following the Merger. Mr. Sirgo is responsible for Devon’s drilling and completions, EHS, sustainability and supply chain functions. He most recently served as executive vice president, business units for Coterra overseeing the capital and development programs across a diverse, multi-basin asset portfolio. Mr. Sirgo joined Cimarex in 2008, serving in various operational and commercial leadership roles at Cimarex and Coterra in the Permian Basin and corporate headquarters. He began his career in 2005 working for Oxy in the Permian Basin. Mr. Sirgo holds a bachelor’s degree in mechanical engineering from the University of Texas.

Adam M. Vela	Senior Vice President and General Counsel

Adam Vela, 53, was appointed Senior Vice President and General Counsel in May 2026 following the Merger. Mr. Vela is responsible for Devon’s legal, public and government affairs and records functions. He most recently served as senior vice president and general counsel for Coterra. Mr. Vela began his career in private practice in 1999 and joined Cimarex in 2005, serving in various leadership capacities at Cimarex and Coterra, including vice president and general counsel, vice president and assistant general counsel and chief litigation counsel. He is a member of the Texas, Colorado, American and Houston Hispanic Bar Associations. Mr. Vela holds a bachelor’s degree from Wabash College and a juris doctor degree from the University of Denver Sturm College of Law.

Shannon (Shane) E. Young III	Executive Vice President and Chief Financial Officer

Shane Young, 55, was appointed Executive Vice President and Chief Financial Officer in May 2026 following the Merger. Mr. Young is responsible for Devon’s accounting, corporate planning and finance, treasury, internal audit, investor relations and tax functions. He most recently served as executive vice president and chief financial officer for Coterra. Mr. Young has more than 30 years of upstream energy experience, including extensive experience in executive leadership, strategic decision making, corporate finance and transaction execution. He began his career with nearly two decades as an investment banker with Morgan Stanley and Goldman Sachs. Mr. Young holds a bachelor’s degree in finance from the University of Texas and a master’s degree in business administration from Dartmouth College.

45| Devon Energy 2026 Proxy Statement|

Devon Energy Corporation

AGENDA ITEM 3. APPROVE, IN AN ADVISORY VOTE, EXECUTIVE COMPENSATION
In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. At the 2023 Annual Meeting, our stockholders approved, on an advisory basis, our proposal to provide stockholders an opportunity to vote on the compensation of our named executive officers on an annual basis. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and practices relating to our named executive officers as disclosed in our Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and narrative disclosure. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2026 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and narrative disclosure.”
This vote, normally called a “say-on-pay” vote, is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The Board will, however, as it has in prior years, take into account the outcome of the vote when considering future compensation arrangements.
Our Board of Directors recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

46| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
48	Introduction
48	Purpose of Compensation Discussion and Analysis
48	Named Executive Officers
49	Executive Summary
49	Compensation Philosophy and Objectives
50	2025 Company Performance Highlights and the Impact on Compensation
51	Response to Stockholder Feedback
53	What Devon Does and Doesn’t Do
54	Elements of 2025 Compensation
54	Overview of 2025 Pay Decisions
55	Base Salary
55	Annual Cash Incentives
58	Long-Term Incentives
60	2026 NEO Compensation
60	Compensation Process Background
60	Role of the Committee
61	Role of the Compensation Consultant
61	Use of Peer Groups
62	Tally Sheet Review
62	Additional Benefits and Compensation Information
62	Retirement Benefits
63	Other Benefits
63	Post-Termination or Change-in-Control Benefits
64	Stock Ownership Guidelines
64	Compensation Program and Risk-Taking
65	Policy for Recovery of Compensation (Clawback Policy)
65	Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information

47| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Introduction
Purpose of Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) outlines Devon’s compensation philosophy and describes the material components of the Company’s executive compensation program for its NEOs. This CD&A also summarizes decisions the Compensation Committee of the Board of Directors (the Committee) made under the program for 2025. Additional information about the compensation of the NEOs is provided in the 2025 Summary Compensation Table and other tables that follow this CD&A.
Because this CD&A discusses executive compensation programs for 2025, it does not address the potential changes arising from the Agreement and Plan of Merger between Devon and Coterra Energy Inc., dated as of February 1, 2026. For more information on the Merger, please see Devon’s Form 8-K, filed on February 1, 2026.
Named Executive Officers
The NEOs for 2025 are the following individuals:
Executive	Position
Clay M. Gaspar	President and Chief Executive Officer
Jeffrey L. Ritenour	Executive Vice President and Chief Financial Officer
Dennis C. Cameron	Executive Vice President and General Counsel
Tana K. Cashion	Executive Vice President Human Resources and Administration
John D. Raines	Senior Vice President E&P Asset Management
Richard E. Muncrief	Former President and Chief Executive Officer
David G. Harris	Former Executive Vice President and Chief Corporate Development Officer
On March 1, 2025, Richard E. Muncrief retired from the position of President and Chief Executive Officer and member of the Board of the Company after a long and impactful career in the energy industry. Effective immediately upon Mr. Muncrief’s retirement, Clay Gaspar, previously Devon’s Executive Vice President and Chief Operating Officer, succeeded Mr. Muncrief as President and Chief Executive Officer and as a member of the Board.
In the first quarter of 2025, the Company made additional updates to its executive leadership team by eliminating the EVP and Chief Operating Officer position previously held by Mr. Gaspar and the EVP and Chief Corporate Development Officer position held by Mr. Harris before his departure from the Company. Additionally, three Senior Vice President positions were added to the executive leadership team. Information on the 2025 executive team can be found on page 49. These changes brought additional expertise to the team and increased its size from six members in 2024 to seven in 2025. As shown in the table below, the changes also lowered the annual target total direct compensation (“TTDC,” the sum of salary, annual cash incentive target, and LTI target) of the team by almost $7.4 million.
Position	TTDC of Executive Positions as of 12/31/241,2,3	TTDC of Executive Positions as of 3/1/251,2,4	Reduction1
President and Chief Executive Officer	$13,370	$10,300	$3,070
Executive Vice Presidents	$22,069	$11,556	$10,513
Senior Vice Presidents	$0	$6,214	$(6,214)
Total	$35,439	$28,070	$7,369
1 Dollar amounts shown in thousands.

2
The TTDC for Mr. Muncrief in 2024 was comprised of a $1,300,000 annual salary, a 140% annual cash incentive target, and a $10,250,000 LTI target. The TTDC for Mr. Gaspar upon his promotion into the role of President and Chief Executive Officer was comprised of a $1,000,000 annual salary, a 130% annual cash incentive, and a $8,000,000 LTI target.

48| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

3
As of December 31, 2024, the Executive Leadership team was comprised of the following: President and Chief Executive Officer, Richard E. Muncrief; Executive Vice President and Chief Financial Officer, Jeffrey L. Ritenour; Executive Vice President and Chief Operating Officer, Clay M. Gaspar; Executive Vice President and Chief Corporate Development Officer, David G. Harris; Executive Vice President and General Counsel, Dennis C. Cameron; and Executive Vice President Human Resources and Administration, Tana K. Cashion.

4
As of March 1, 2025, the Executive Leadership team was comprised of the following: President and Chief Executive Officer, Clay M. Gaspar; Executive Vice President and Chief Financial Officer, Jeffrey L. Ritenour; Executive Vice President and General Counsel, Dennis C. Cameron; Executive Vice President Human Resources and Administration, Tana K. Cashion; Senior Vice President E&P Asset Management, John D. Raines; Senior Vice President E&P Operations, Thomas Hellman; and Senior Vice President and Chief Technology Officer, Robert F. (Trey) Lowe III.

For a portion of 2025, Messrs. Muncrief and Harris served as President and Chief Executive Officer and Executive Vice President and Chief Corporate Development Officer, respectively. SEC rules require Devon to include them as NEOs in this CD&A. The Summary Compensation Table and other tables that follow this CD&A reflect the 2025 compensation for Messrs. Muncrief and Harris prior to their respective departures from the Company and the severance package Mr. Harris received upon his departure. Messrs. Muncrief and Harris were not included in the Committee’s year-end performance and pay decision-making processes. Therefore, minimal references are made to Messrs. Muncrief and Harris in this CD&A.
Executive Summary
Compensation Philosophy and Objectives
Devon was founded in 1971 and has been publicly held since 1988. Since 2010, the Company has successfully transitioned to a liquids-rich (oil and natural gas liquids), higher-margin, onshore North American production base and continues to transform its organizational structures and processes to allocate capital investments to the Company’s most promising assets. Devon is committed to delivering strong returns on its investments through a dynamic culture focused on innovation, safety, operational excellence, environmental stewardship, and social responsibility. The Company focuses on delivering a consistently competitive shareholder return by executing on its strategic priorities emphasizing operating excellence, advantaged asset portfolio, maintaining financial strength and flexibility, delivering value to shareholders, and cultivating a culture of innovation and results. Devon also maintains a strong commitment to financial strength and flexibility through all commodity price cycles, as reflected in the Company’s investment grade credit ratings.
The success of Devon’s strategy is founded on a pay-for-performance compensation philosophy intended to motivate near-term operational and financial success as well as long-term stockholder value creation. As discussed throughout this CD&A, the Committee utilizes a range of quantitative and strategic measures to evaluate performance, evolving the measures as appropriate. Additionally, the Committee considers Devon’s size and scope relative to its peer group when setting compensation. Overall, an executive officer’s total compensation is weighted in favor of long-term incentives to emphasize value creation and stockholder alignment.
THE OBJECTIVES OF DEVON’S COMPENSATION PROGRAM ARE TO:

■
motivate and reward executives to drive and achieve the Company’s goal of increasing stockholder value;

■
allocate incentives for the achievement of near-term and long-term objectives, in a manner that motivates executives to take measured and appropriate risk; and

■
attract and retain highly trained, experienced, and committed executives who have the skills, education, business acumen, and background to create value in a large and diversified oil and gas business.

The primary components of Devon’s executive compensation program are base salary, an annual cash incentive, and long-term incentives (LTI). The Committee generally targets each component, as well as the aggregate of the components, at approximately the 50th percentile of the Company’s peer group.
Individual compensation levels may vary from these targets based on performance, expertise, experience, responsibilities, or other factors unique to the individual’s role within the Company. In recognition that 2025 was the first year during which Mr. Gaspar would serve as Devon’s President and CEO, the Committee set his 2025 compensation, specifically his base salary, target annual cash incentive percentage, and LTI grant, well below the 50th percentile of the Company’s

49| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

peer CEOs. At the time of setting Mr. Gaspar’s 2025 compensation, the Committee indicated its desire to move Mr. Gaspar’s compensation towards the 50th percentile of the Company’s peer group over the next few years.
The Committee also provides retirement and other benefits typical for Devon’s peer group.
2025 Company Performance Highlights and the Impact on Compensation
In 2025, Devon marked its 54th anniversary in the oil and gas business and its 37th year as a public company. Devon’s portfolio is currently focused in four core areas: the Delaware Basin, Rockies, Eagle Ford, and Anadarko Basin. In 2024, the Company acquired the Williston Basin business of Grayson Mill Intermediate HoldCo II, LLC and Grayson Mill Intermediate HoldCo III, LLC (together, Grayson Mill), which expanded Devon’s oil production and operating scale and created immediate and long-term sustainable value to shareholders. In April 2025, Devon announced its business optimization plan targeting $1.0 billion in annual pre-tax free cash flow improvements by the end of 2026 through enhanced capital efficiency, production optimization, commercial improvements, and corporate cost reductions. The Company achieved approximately 85% of these improvements through 2025, with the remainder anticipated to be realized by year-end 2026. During 2025, commodity prices experienced heightened volatility and declines. However, the actions taken by the executives during the year led the Company to exceed its 2025 goals on most of its target metrics due, in part, to operational outperformance, capital efficiency gains, and the positive contributions from Devon’s Grayson Mill acquisition.
THE COMPANY’S ACCOMPLISHMENTS IN 2025 ARE ILLUSTRATED BY THE FOLLOWING HIGHLIGHTS:
Operational and financial achievements

■
the Company exited 2025 with $4.4 billion of liquidity, including $1.4 billion of cash;

■
Devon generated $6.7 billion of operating cash flow in 2025;

■
the 2025 earnings attributable to Devon were $2.6 billion, or $4.17 per diluted share;

■
the 2025 core earnings (Non-GAAP) attributable to Devon were $2.5 billion, or $3.92 per diluted share;1

■
Devon’s 2025 oil production totaled 389 MBbls/d, a 12% increase year-over-year;

■
Devon completed the acquisition of outstanding noncontrolling interests in Cotton Draw Midstream, L.L.C. for $260 million;

■
Devon received $545 million of cash proceeds from the sale of property and investments, including $409 million related to the sale of its investment in Matterhorn Express Pipeline, LLC;

■
through 2025, Devon achieved approximately 85% of its $1.0 billion business optimization plan;

■
the Company retired $485 million of senior notes in 2025; and

■
the Company completed approximately 88% of its authorized $5.0 billion share repurchase program, with approximately 100 million of its common shares repurchased for approximately $4.4 billion, or $44.02 per share, since the inception of the plan.

1.
Core earnings attributable to Devon and core earnings per share attributable to Devon are not calculated in accordance with GAAP. Please refer to Appendix A for additional information regarding these financial measures, including reconciliations to their most directly comparable GAAP measures.

50| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Stock Performance

■
For the one, three, and five-year periods ending on December 31, 2025, Devon’s TSR was 15.0%, -33.2%, and 192.5%, respectively;

■
Devon’s TSR for the one-year period ending on December 31, 2025 was the second highest TSR of the peer companies and indices used for comparison, and was only second to the S&P 500 Index; and

■
Devon paid fixed dividends of approximately $619 million in 2025.

Response to Stockholder Feedback

Devon conducts investor outreach throughout each year to ensure that management and the Board understand issues that matter to Devon’s stockholders. Approximately 95%, 93%, and 94% of the shares voted at Devon’s 2022, 2023, and
2024 annual meetings, respectively, were voted in favor of the Company’s proposal for its executive compensation program.

Last year, ISS recommended that the Company’s stockholders vote against the executive compensation proposal. Prior to Devon’s 2025 Annual Meeting, the Company engaged with stockholders to discuss its 2024 executive compensation program and the concerns addressed by ISS. Despite this outreach effort, approximately 64.5% of the shares voted at Devon’s 2025 annual meeting were voted in favor of the Company’s proposal for executive compensation. This outcome was significantly below the strong support that Devon received in prior years, as shown in the paragraph above.

Following the Company’s 2025 annual meeting, Devon continued the dialog on its executive compensation program with stockholders. As a result of this outreach, combined with the Company’s typical outreach on a broad array of topics, Devon had interactions with approximately 550 investors or their representatives. Because the favorable margin for Devon’s executive compensation program was less than in prior years, Devon specifically asked stockholders about their proxy voting policies and preferences regarding delivery of executive compensation in general and those covering short-term incentive (STI) goals and share denomination of long-term incentive (LTI) grants. Devon reviews the feedback results from its investors and implements changes, as appropriate.

51| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

The table below addresses specific feedback garnered from stockholders including responses to potential concerns raised by proxy advisors.
Summary of Proxy Advisor and Stockholder Feedback	How Devon is Responding
Proxy advisors raised concerns that some financial targets used for awarding annual cash incentives were set lower than the prior year’s actual results. When asked about the lower targets, stockholders generally did not express this same concern, noting that the impacts of commodity price volatility can cause goals to fluctuate year-over-year. Several Devon stockholders suggested providing enhanced disclosure about how goals are set to clarify this context.	Devon enhanced its disclosure on goal setting to specifically address the impact of commodity price volatility. This information can be found on page 56.
Some stockholders indicated a preference for an increased percentage of performance-based LTI in the CEO’s annual grant.	For the CEO’s 2026 annual grant, the Committee introduced a peer-leading adjustment to the LTI, increasing the performance-based PSU component from 60% to 67% while reducing the time-based RSA component from 40% to 33%. See page 60 for additional details.
Regarding the financial goals included in Devon’s performance scorecard, stockholders generally indicated that the categories of measures were appropriate, but encouraged the Company to further analyze prevailing industry practices for scorecard composition.	Devon performed peer research and made adjustments to the goals and their weighting for the 2026 Company performance scorecard. The composition of the 2026 company performance score card is disclosed on page 60.
Proxy advisors expressed concern about Devon’s practice of determining LTI share awards by dividing the approved grant value by grant date fair market value, citing the potential for a hypothetical windfall. Although stockholders did not express this concern, Devon decided to perform a review of the concern.	Devon reviewed the concern and determined no changes were necessary. The table below demonstrates that the average number of shares granted decreased on average by 38% during the years 2021-2025 compared to the number of shares granted in 2020. In each year, the number of shares granted was based on a fixed proposed grant value and the grant became effective on February 10.
Year	2020	2021	2022	2023	2024	2025	2021-25 Average
Grant Date Fair Market Value per Share	$22.54	$19.73	$52.22	$63.54	$42.24	$34.26	$42.40
Shares Granted per $10,000 of Approved Grant Value	444	507	192	158	237	292	277
Difference in Shares Granted from 2020 Grant		+14%	-57%	-64%	-47%	-34%	-38%

52| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

What Devon Does and Doesn’t Do
Good Compensation Governance Practiced by Devon

Award Performance-Based LTI — The Company awards 60% of NEO LTI in the form of PSUs tied to TSR. For the CEO’s 2026 annual grant, the Committee introduced a peer-leading adjustment to the LTI, increasing the performance-based PSU component from 60% to 67% while reducing the time-based RSA component from 40% to 33%. A 100% of target payout on PSUs requires TSR that exceeds the peer group median, and payout on PSUs of more than 100% of target requires positive TSR for the performance period.

Utilize a Quantitative Process for Annual Cash Incentives — The goals and their weightings, thresholds, and maximums are determined at the beginning of the year and the Company may make appropriate adjustments to reflect material transactions or events that occur during the year. At the end of the year, the Committee evaluates performance on the goals, assigning each a score between 0% and 200%. The total performance score is determined by multiplying each goal’s score by its weighting and aggregating the weighted scores.

Tie Realizable Pay Opportunities to Company Performance — The Committee regularly reviews the realizable pay of the President and CEO and other executive officers in light of Company performance. This has resulted in pay that aligns with Company performance.

Require Executives to Hold Devon Stock — Board-adopted guidelines establish minimum stock ownership levels for the executive officers.

Provide for Clawback of Compensation — Pursuant to a Board-adopted policy aligned with requirements under Dodd-Frank legislation and NYSE listing standards, the Company must claw back excess executive incentive compensation if the financial or operational measures on which they are based are later subject to restatement.

Dialog to Promote Continuous Improvement — On an annual basis, the Committee conducts in-depth, confidential, one-on-one interviews with each executive officer, which is a highly effective tool in the Committee’s oversight.

Controversial Compensation Governance Not Practiced by Devon
Enter into Egregious Employment Agreements — The Company does not enter into contracts containing multi-year guarantees of salary increases or non-performance-based bonuses or equity compensation.

Allow Excessive Severance Benefits and/or Liberal Change-in-Control Payments — Employment and Severance agreements do not provide for cash payments that exceed three times base salary plus target/average/last paid annual cash incentive; do not contain liberal change-in-control definitions; and, do not provide severance payments without job loss (i.e., no “single trigger” cash severance or equity vesting solely with a change-in-control).

Allow Risky Transactions in the Company’s Stock — Company policy prohibits the executives from engaging in short-term or speculative transactions or hedging or pledging Devon’s common stock.

Reprice or Replace Underwater Options — The Company does not reprice or replace underwater stock options. The Company has not granted stock options since 2012 and there are no stock options outstanding.

Permit Abusive Perquisites Practices — Perquisites made available to the executives are limited and typical for the industry.

53| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Elements of 2025 Compensation
Overview of 2025 Pay Decisions
The majority of the Company’s overall executive compensation is delivered through annual cash incentives and LTI awards, each of which correlate with Company performance. The Committee considered incentive compensation for 2025 at two different times. At the January 2025 meeting, the Committee considered 2025 LTI grants and salary increases. At the Committee’s January 2026 meeting, the Committee considered and calculated the earned amounts of 2025 annual cash incentives.
As illustrated below, compensation decisions made by the Committee resulted in awards heavily weighted toward TSR and achievement of other 2025 Company performance measures. Approximately 90% of the value of total direct compensation awarded to the President and CEO, and an average of approximately 84% of the value of total direct compensation awarded to the other NEOs, was delivered through annual cash incentives and LTI.
Each year, the Committee refers to the following factors in considering any compensation decisions for the NEOs:

■
Company performance in relation to goals pre-approved by the Board, including the Company’s TSR performance as compared to peers;

■
Each NEO’s individual performance during the year, including the performance of the business or organizational unit for which the officer is responsible;

■
Devon’s pay-for-performance compensation philosophy and objectives (see section titled “Compensation Philosophy & Objectives” on page 49);

■
Input from the Compensation Consultant (see section titled “Role of the Compensation Consultant” on page 61 for additional information);

■
Feedback from Proxy Advisors and Stockholders (see section titled “Summary of Proxy Advisor and Stockholder Feedback” on page 52 for additional information);

■
The Committee’s review of competitive market data provided by the Compensation Consultant; and

■
The President and CEO’s recommendations with respect to the compensation of the other NEOs.

The Committee regularly reviews the above-listed factors when considering compensation decisions and from time-to-time changes or supplements its analysis with other factors.

54| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Base Salary
Base salary typically represents a smaller portion of total executive compensation than the combination of long-term incentives and annual cash incentives, which vary year-to-year based on performance. Competitive salaries, however, are vital to ensuring that the Company attracts and retains executives who have a combination of business acumen, significant industry experience, and length of service with the Company. In evaluating salary levels each year, the Committee generally considers the following factors:
■
the competitive position of the executive’s base salary compared to similarly situated executives at Devon’s peer companies, as set forth on page 62;

■
the scope of responsibility, experience, and tenure of the executive and the executive’s potential to take on greater or different responsibilities; and

■
the Company’s cost structure.

Based on the foregoing considerations, the Committee approved salary increases for Ms. Cashion and Messrs. Gaspar, Ritenour, Cameron, and Raines at its January 2025 meetings. The Summary Compensation Table’s entries for “Salary” reflect the base salary received by the NEOs during 2025 from Devon. Those entries may be different than the rates listed below due to salary changes taking effect after the start of 2025.
Executive	Annual Salary Rate in Effect 12/31/241	2025 Annual Salary Rate Set at January Meetings1,2,3	% Change
Clay M. Gaspar	$707.5	$1,000.0	41.3%
Jeffrey L. Ritenour	$707.5	$735.8	4.0%
Dennis C. Cameron	$624.0	$661.4	6.0%
Tana K. Cashion	$468.0	$482.0	3.0%
John D. Raines	$416.4	$475.0	14.1%
1 Dollar amounts shown in thousands.
2 These 2025 annual salary rates took effect on February 8, 2025 for all executives above except Mr. Gaspar, whose 2025 rate took effect March 1, 2025 upon his appointment as President and CEO.
3 The annual salary increase of Mr. Raines occurred with his promotion from Vice President to Senior Vice President.
Annual Cash Incentives
In awarding annual cash incentives, the Committee uses a formula that establishes a target for each NEO based on a percentage of his or her base salary. In establishing targets, the Committee considers industry benchmarks for the relevant officer position as well as the scope of responsibility associated with the position. For 2025, targets for NEOs ranged from 75% to 130% of base salary rate, which is consistent with the range of the company executives of Devon’s peers as set forth on page 62.
Annual cash incentive payouts depend on the Company’s performance in relation to the structured and measurable goals approved by the Board at the beginning of the year, as well as the individual executive’s contributions to the achievement of those goals. The goals were selected because they are critical to the Company’s near-term performance, its prospects for sustainable growth in returns, and the creation of long-term value for the Company and its stockholders.
The table below provides detail on the Company’s performance on the goals set for 2025. As reflected in the table, the Board assigns a separate weighting to each performance measure to reflect the relative importance of the measure for the year. The Committee aggregates the weighted performance score for each measure to arrive at an overall Company performance score. In setting each measure’s threshold, target, and maximum, the Committee considers the following items.
■
The Company’s performance on similar measures during the prior year, if applicable

■
The Company’s annual operating and capital plan and budget

■
The outlook for commodity prices as indicated by the Strip, a publicly available sequence of monthly commodity contracts for the upcoming year

■
Other relevant measures, including macroeconomic conditions

55| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Additional information about 2025 goal setting can be found after the table below.
Measure	Threshold	Target	Maximum	Outcome	Weight	Score5	Weighted Score
Free Cash Flow1 ($, Millions)	$1,750	$2,500	$3,500	$2,560	25%	106%	26.50%
Cash Return on Capital Employed1,2 (CROCE)	21%	31%	41%	30.7%	25%	99%	24.75%
Total Capital Expenditures1 ($, Millions)	$4,130	$3,935	$3,540	$3,638	10%	175%	17.50%
Total Oil and Gas Production (MBOE/day)	782	823	905	840	10%	121%	12.10%
Health & Safety3	See Footnote 3				15%	100%	15.00%
Environmental Performance4	See Footnote 4				15%	188%	28.20%
2025 Company Performance Score6	See Footnotes 5 and 6						124%

1
The financial results considered by the Committee when determining the annual cash incentives were based on the Company’s best reasonable estimates available at that time. Although the actual results varied from such estimates in certain instances, none of the variances were material in amount or significance. These financial measures are not calculated in accordance with GAAP. Please refer to Appendix A for additional information regarding these financial measures, including reconciliations to their most directly comparable GAAP measure.

2 CROCE is a capital returns measure. A reconciliation of this goal to the Company’s financial statements can be found in Appendix A.

3
The Company’s “Health and Safety” goal is comprised of (i) SIF (Serious Incident & Fatality) Actual Rate Reduction (90% of total), which included a goal to reduce the SIF Actual Rate from the 2024 outcome, and (ii) Utilization of SIF Learnings, which included a goal to elevate SIF learnings and implement process improvements from the 2024 levels (10% of total). The 2025 target for the Actual Rate Reduction was a reduction from the 2024 outcome to .016 per 200,000 hours worked, which resulted in a score of 100% target score. The Utilization of SIF Learnings, a continuous performance measure, generated a score of 100%. The total score for the “Health and Safety” goal, when sub-measures (i) and (ii) were weighted and combined, was 100%.

4
The “Environmental Performance” Goal consisted of (i) Methane Emissions Detection (75% of total), the target for which was a reduction in methane detections intensity from the 2024 actual levels of 7.1% for production and midstream assets. The 2025 outcome was 5.3%, resulting in a score of 200% target score. The Spill Rate Reduction target (25% of total) was a reduction of barrels spilled from the 2024 outcome of 9.72 barrels of liquid spilled. The 2025 outcome was 8.28, resulting in a score of 150% target score. The total score for the “Environmental Performance,” when sub-measures (i) and (ii) were weighted and combined, was 188%.

5
Outcomes that fall below the Threshold are scored at 0%; Outcomes between Threshold and Target are scored between 50% and 100%; Outcomes between Target and Maximum are scored between 100% and 200%; and Outcomes that exceed the Maximum are scored at 200%.

6
The sum of each measure’s weighted score was 124.05%. The Committee rounded the sum of the weighted scores down to the nearest whole percent, which resulted in the 2025 Company Performance Score of 124%.

Additional Information about Goal Setting
Devon’s Board selects performance goals that are most important to the success of the Company and sets challenging, but reasonably achievable, targets for such measures. The complexity of operating in the oil and gas exploration and production business can place several of the most notable indicators of success in tension with each other. For example, decreasing the Total Capital Expenditure goal may increase Free Cash Flow in any one year but could impair current and future oil and gas production. Conversely, increasing the Total Capital Expenditure goal may improve current and future year production, but is likely to lower current-year Free Cash Flow absent favorable commodity prices.
In any year, outcomes for Free Cash Flow and CROCE goals are heavily dependent on the prices Devon receives for the commodity products it sells, namely oil, natural gas, and natural gas liquids. To set targets for these goals, Devon assumes it will sell its products at prices indicated by Strip prices prevailing at the beginning of the year. Strip prices are commonly used to represent market expectations for forward prices for a commodity and are calculated as the average of the settlement prices for futures contracts of a specified commodity (e.g., crude oil, natural gas) over a defined period. Commodity prices are inherently volatile and move based on various factors including global supply-demand balances, geopolitical risks, production or transportation cost inflation or deflation. Lower commodity prices and weaker market conditions can have a significant impact on profitability and capital return measures such as Free Cash Flow and CROCE. Accordingly, the Committee may set goals for a particular year above or below the prior year’s target and/or actual performance based on the market’s forecast for commodity prices at the beginning of that year. When setting and adjusting targets, the Committee also considers the impacts of any acquisitions and divestitures that may have occurred in the applicable year. For example, the September 2024 acquisition of Grayson Mill had an impact on goal setting for 2025, as further described in the chart below.
The chart below compares the differences between the Company’s 2025 targets to the 2024 outcomes for the following performance goals: Free Cash Flow, CROCE, Total Capital Expenditures, and Total Oil and Gas Production.

56| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

The targets for the last two goals, Health & Safety and Environmental Performance, are generally set as percentage improvements year-over-year and therefore are not included in the table below.
	2025	2024
Measure	Target	Outcome1
Free Cash Flow ($, Millions) Changes between Devon’s 2025 Target and 2024 Outcome: The 2025 free cash flow target was set lower than the 2024 outcome because commodity price forecasts for oil and natural gas liquids, which account for over 90% of Devon’s sales, were projected to be between 6 to 10% lower in 2025 compared to prices actually realized in 2024. This equated to $1B in lost revenue when applying lower forecasted 2025 prices to Devon’s 2025 forecasted production volumes, leading to a lower Free Cash Flow target for the year.	$2,500	$2,943

Cash Return on Capital Employed (CROCE)
Changes between Devon’s 2025 Target and 2024 Outcome:
The 2025 CROCE target was lowered from the 2024 outcome based upon the dynamics of the CROCE calculation. The numerator of the CROCE calculation is Cash Flow before Balance Sheet Changes, which was forecasted to be down due to the lower commodity price expectations noted above. The denominator of the CROCE calculation is the average of beginning and end of year Capital Employed, which increased in 2025 due to the finalized full-year inclusion of the Grayson Mill assets, as the transaction had only been included in half of the 2024 average due to the closing of the acquisition in
September of 2024.
	31%	36%
Total Capital Expenditures ($, Millions) Changes between Devon’s 2025 Target and 2024 Outcome: The 2025 Total Capital Expenditures target was increased from the 2024 outcome due to the inclusion of a full year of capital related to Grayson Mill assets, whereas 2024’s outcome only include capital expenditures related to Grayson Mill for the period after the September 2024 acquisition date.	$3,935	$3,631
Total Oil and Gas Production (MBOE/day) Changes between Devon’s 2025 Target and 2024 Outcome: The 2025 Total Oil and Gas Production target was increased from the 2024 Outcome due to the addition of MBOE produced by the Grayson Mill assets.	823	737
1 Please refer to Appendix A for additional information regarding these financial measures, including reconciliations to their most directly comparable GAAP measure.
Once the 2025 Company Performance Score was determined, the Committee determined the NEO annual incentive payment amounts as shown below. The process for determining these payments relies on pre-established performance measures and the application of set formulas to arrive at the annual cash incentive payment amounts. However, the Committee maintains the authority to adjust the amount of an executive’s payment within the range of the annual cash incentive pool (0% to 200% of target) based upon individual contributions, market conditions, or other factors. The Committee did not exercise discretion in the determination of 2025 payments to NEOs.
Executive	2025 Annual Salary Rate1	Annual Cash Incentive Target	Company Performance Score	Annual Cash Incentive Payments1
Clay M. Gaspar	$1,000.0	130%	124%	$1,612.0
Jeffrey L. Ritenour	$735.8	90%		$821.2
Dennis C. Cameron	$661.4	80%		$656.1
Tana K. Cashion	$482.0	80%		$478.1
John D. Raines	$475.0	75%		$441.8
1 Dollar amounts shown in thousands.
Please note that the Summary Compensation Table’s entries for Non-Equity Incentive Plan Compensation in 2025 reflect the annual cash incentive payments shown above.

57| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Long-Term Incentives
A key element of Devon’s compensation program is to align pay and performance by rewarding executive officers for long-term strategic accomplishments and enhancement of long-term stockholder value through equity-based incentives that vest over an extended period of time. LTI compensation plays an essential role in attracting and retaining executive officers and aligns their interests with the long-term interests of Devon’s stockholders. As shown on page 54, LTI is the largest component of NEOs’ total direct compensation (75% for the CEO and 67% for other NEOs).
The following table describes the purpose and structure of the LTI granted to the NEOs at the Committee’s meetings to set 2025 executive compensation:
Restricted Stock Awards (RSAs)
Purpose: Awards of RSAs foster long-term stock ownership, strengthen alignment with stockholders, and promote executive retention during the vesting period.
Additional Details: Devon grants RSAs that vest ratably over four years, 25% on each anniversary of the grant date.
Performance Share Units (PSUs)
Purpose:
Awards of PSUs encourage executives to make decisions and take actions that promote Company performance and long-term stockholder return.

Additional Details:
■
Executives may earn between 0% and 200% of the shares underlying the grant based on the Company’s TSR relative to peer companies1 over a three-year performance period (for 2025 grants, January 1, 2025 through December 31, 2027).

■
Payout will be determined as of the end of the performance period. The grid below further details the relationship between relative performance and payout levels.

■
Executives may earn the targeted number of shares (100%) only if the Company’s TSR outperforms that of at least half of peers (6th relative position or higher).

■
Without respect to Devon’s relative TSR position, executives may earn no more than the targeted number of shares (100%) if the Company’s TSR is negative during the performance period.

PSU Payout Schedule
Devon’s Relative TSR Position	1st	2nd	3rd	4th	5th	6th	Median	7th	8th	9th	10th	11th	12th
% of Target Shares Earned	200%	200%	175%	150%	125%	100%		88%	75%	63%	50%	0%	0%

1
The peer companies and indices used for comparison for the PSU grants were selected in January 2025 at the time the grant was approved. The peers are APA Corporation, ConocoPhillips, Coterra Energy Inc., Diamondback Energy, Inc., EOG Resources, Inc., Expand Energy Corporation, Occidental Petroleum Corporation, Ovintiv Inc., Permian Resources Corporation, the S&P 500 Index, and the SPDR® S&P® Oil & Gas Exploration & Production ETF.

58| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

At its January 2025 meetings, the Committee approved LTI grant values that were competitive with those most recently granted to similarly situated executives at peer companies. The Committee also determined that the pursuit of strategic Company goals and creation of stockholder value would again be promoted by linking 60% of the LTI awarded for the 2025 year to Company performance and 40% to long-term stock ownership, thereby strengthening the alignment between interests of executives and stockholders. Accordingly, the two types of LTI granted to NEOs were PSUs and time-based RSAs, respectively.
LTI Granted in 20251
Executive	Item2	Target Performance Share Units3	Restricted Stock	Total
Clay M. Gaspar	Share Number	140,106	93,404	233,510
	Grant Value	$4,800	$3,200	$8,000
Jeffrey L. Ritenour	Share Number	66,550	44,367	110,917
	Grant Value	$2,280	$1,520	$3,800
Dennis C. Cameron	Share Number	45,535	30,357	75,892
	Grant Value	$1,560	$1,040	$2,600
Tana K. Cashion	Share Number	29,773	19,849	49,622
	Grant Value	$1,020	$680	$1,700
John D. Raines	Share Number	26,270	17,514	43,784
	Grant Value	$900	$600	$1,500
1 Dollar amounts shown in thousands.
2 For each NEO, the Committee first determines the total value of LTI to be awarded and then divides the total value between 60% PSUs and 40% RSAs.

3
In accordance with applicable accounting requirements, Devon uses a different valuation method in the Summary Compensation Table (a Monte Carlo simulation) for PSUs instead of the valuation specified in this table. The Monte Carlo simulation for PSUs, when valued for purposes of inclusion in the Summary Compensation Table as compensation for 2025, requires Devon to assign a higher value per unit than the closing price of the Company’s stock as of the grant approval date.

Additionally, at its January 2026 meetings, the Committee certified that the Company achieved the ninth highest TSR out of a twelve-company and Index peer group for the three-year period associated with the PSUs granted in February of 2023 with a performance period that ended December 31, 2025. Pursuant to the grant’s applicable terms and conditions, the percent of target shares paid out and deemed vested for each participant was 63%. The Committee considered this the appropriate outcome for a performance period with a TSR of -33.2% (a negative return). The Committee further noted that the PSUs were operating as designed, as evidenced by the cumulative $4.7 million decrease in value, measured by comparing grant value to value at the end of the performance period. Further information about this grant is provided in the “Outstanding Equity Awards at Fiscal Year End” table on page 70.
Executive	2023 PSU Grant Value1,2	Value of PSU on Last Day of Performance Period1,3	$ Difference1	% Difference
Clay M. Gaspar	$2,400	$872	$1,528	-64%
Jeffrey L. Ritenour	$2,160	$784	$1,376
Dennis C. Cameron	$1,500	$545	$955
Tana K. Cashion	$960	$349	$611
John D. Raines	$375	$136	$239
Total	$7,395	$2,686	$4,709
1 Dollar amounts shown in thousands.

2
The values shown are the grant date closing price, $63.54, multiplied by the target shares granted which were: for Mr. Gaspar, 37,772; for Mr. Ritenour, 33,995; for Mr. Cameron, 23,608; for Ms. Cashion, 15,109: and for Mr. Raines, 5,902.

3 The values shown are the performance period end date closing price, $36.63, multiplied by the 63% of target shares earned.

59| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Devon’s PSUs are designed to strengthen pay-for-performance alignment and tie NEO compensation to measurable, multi-year performance. Prior to granting LTI for 2026, the Committee reviewed the outcome of the Company’s PSUs over a ten-year period to determine how payouts correlated with performance and ensure that the PSUs fluctuate appropriately to deliver compensation that is aligned with long-term shareholder value. During the ten-year timeframe, the general design of the grants remained the same with the award outcome being solely based on relative TSR over a three-year period, the number of peers being at least eleven, and the payout being limited by either an overall cap or requirement to pay no more than 100% of target if the Company’s TSR for the performance period is negative. As reflected below, the PSU payouts showed significant variation from grant to grant with an average percent of target paid slightly below 100% of target. The Committee determined the design of the PSUs continued to be appropriate.
Period Ending	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016	Average
% of Target Paid	63%	75%	142%	168%	200%	90%	60%	0%	80%	100%	97.8%
1 Each grant had a three-year performance period ending on the last day of the year listed.
2026 NEO Compensation
For further transparency, Devon’s Board is disclosing changes to certain aspects of its NEO compensation structure.

Based on the Board’s review of prevailing industry practices as suggested by stockholders, the Board decided to reorganize the Company performance scorecard used to determine annual cash incentive payments, incorporating four pillars of goals, each with related sub-goals. The pillars and weightings are included below:

Measure	Weight
Financial — Free Cash Flow and Cash Return on Capital Employed	30%
Operational — Total Capital, Total Production, Controllable Operating Costs	30%
Environmental & Safety	20%
Strategic Initiatives	20%

In 2026, LTI for Ms. Cashion and Messrs. Ritenour, Cameron, and Raines was again granted in the form of PSUs based on relative TSR (60%) and RSAs (40%). Based upon stockholder feedback, as discussed on page 52, Mr. Gaspar was also granted PSUs based on relative TSR and RSAs, but with a peer-leading adjustment to the LTI, increasing the performance-based PSU component from 60% to 67% while reducing the time-based RSA component from 40% to 33%.

Compensation Process Background
The Committee is responsible for and directs the process of reviewing and determining compensation for the NEOs. The Committee retains an independent Compensation Consultant for guidance and expertise during the process. The role of the Committee and the compensation consultant, which includes the development of a peer group the Committee uses for comparing the executive officers’ compensation, is further described in the following sections.
Role of the Committee
The Committee establishes the Company’s executive compensation philosophy and administers the overall executive compensation program. The Committee operates under a written charter approved by the Board, a copy of which is available at the Company’s website, www.devonenergy.com.
Every year, the Committee conducts an individual, in-depth, confidential interview with each executive officer to discuss the officer’s analysis of the Company’s overall performance for the year, performance within the officer’s area of responsibility, and any issues or concerns the officer may have regarding the Company’s operations and results. The Committee believes this is a highly effective tool in the Committee’s oversight. In addition, the President and CEO discusses with the Committee his evaluation of each executive officer’s performance, development, and potential to take on greater or different responsibilities. The President and CEO also provides compensation recommendations to the Committee for all NEOs (other than himself).

60| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

The Committee considers the various factors described in this CD&A, including the interviews with NEOs and the President and CEO’s evaluations of each NEOs performance and, in a closed session without the President and CEO present, the Committee sets the President and CEO’s compensation. The Committee then determines whether to approve the compensation recommendations provided by the President and CEO for the other executive officers.
Role of the Compensation Consultant
For 2025, the Committee retained Meridian Compensation Partners, LLC (Compensation Consultant) as its independent compensation consultant. The Compensation Consultant evaluated the competitiveness of the Company’s program and reviewed the executive compensation program design. The Committee has the final authority to hire and terminate the Compensation Consultant, and the Committee annually evaluates the performance of the Compensation Consultant.
In selecting its consultant, the Committee considers factors that could affect the Compensation Consultant’s independence, including whether the consultant provides services to the Company other than under its engagement by the Committee, and the other factors set forth in the Committee’s Charter. When reviewing the Compensation Consultant’s independence, the Company also considered the fact that Devon’s business represents only a very small portion of the Compensation Consultant’s overall revenue. Based on this review, the Committee determined that the Compensation Consultant had no conflicts of interest.
Use of Peer Groups
In addition to the use of a peer group for PSU relative performance described on page 58, Devon uses a peer group to compare executive compensation levels, as shown below. To successfully compete for executive talent, the Committee, working with the Compensation Consultant, annually compares the compensation of the executive officers to the compensation of similarly situated executives at peer companies with business operations focused on the exploration and production of oil and gas and compensation practices common to the energy industry. In establishing a peer group, the Committee primarily seeks companies with asset and market values similar to the Company. The Committee also considers enterprise values, calculated as common equity value plus net long-term debt and preferred stock, and certain operational and financial measures indicative of size and scope. Additionally, the Committee considers operational comparability and geographic overlap of the assets of potential peer companies. The Committee believes these criteria are appropriate for determining peers because they provide a reasonable point of reference for comparing executives with similar positions and responsibilities. The Committee typically selects the peer group at their September meeting and uses the data provided by the Compensation Consultant to inform executive compensation decisions made at the Committee meeting held the following January.

61| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Peer Company	For Decisions Made January 2025	For Decisions Made January 2026
APA Corporation	●	●
ConocoPhillips	●	●
Coterra Energy Inc.	●	●
Diamondback Energy, Inc.	●	●
EOG Resources, Inc.	●	●
EQT Corporation3		●
Expand Energy Corporation3		●
Hess Corporation2	●	●
Marathon Oil Corporation2	●
Occidental Petroleum Corporation	●	●
Ovintiv, Inc	●	●
Permian Resources Corporation3		●
Devon Energy Corporation Percentile of Peer Group1
● Market Capitalization	42nd	33rd
● Enterprise Value	43rd	37th
● Assets	53rd	53rd
● Revenue	65th	73rd

1
As of Devon’s peer selection in September 2024 for use in 2025 and September 2025 for use in 2026, the Market Capitalization and Enterprise Value were calculated at the time of Devon’s peer selection, Assets were calculated from the then-most recent quarterly filing, and Revenue was calculated from the aggregate of the then-most recently disclosed four calendar quarters.

2
Marathon Oil Corporation was removed from the peer group between 2025 and 2026 due to their acquisition by Conoco Phillips. While Hess Corporation was also acquired during 2025, the date of their acquisition by Chevron Corporation followed the publication of the 2025 Hess Corporation proxy statement.

3
EQT Corporation, larger than Devon on most of the measures listed above, Expand Energy Corporation, similarly sized to Devon on most of the measures listed above, and Permian Resources Corporation, smaller than Devon on most of the measures above, were added to the peer group in September 2025 to provide more executive compensation data points.

The Committee’s peer group analysis consists of all components of total direct compensation, including base salary, annual cash incentives, and long-term equity incentives. The Compensation Consultant collected and summarized compensation data from the proxy statements of the peer group companies and the Compensation Consultant’s proprietary databases. Additionally, the Compensation Consultant introduced reference points from similarly sized companies in the broader oil and gas industry as well as non-energy industries to bring further context to the Committee’s decision making.
Tally Sheet Review
Prior to making compensation decisions, the Committee annually reviews tally sheets for executive officers that include all elements of compensation, including potential payments under various termination scenarios. Tally sheets allow the Committee to evaluate compensation elements individually and collectively. Please refer to the tables that follow this CD&A for additional information on the final compensation amounts determined for the 2025 year.
Additional Benefits and Compensation Information
Retirement Benefits
Defined Benefit Plans
Based on their hire date with the Company, Ms. Cashion and Messrs. Ritenour and Raines are the only NEOs eligible to participate in the defined benefit plan maintained by the Company. Devon’s qualified Defined Benefit Plan provides annual retirement income based on a formula that considers the executive’s final average compensation, Social Security benefits, and years of credited service with the Company. In 2007, employees were given the choice to continue their

62| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

accruals under the plan or become eligible for the 8% Company 401(k) contribution described below. Messrs. Ritenour and Raines elected to have their benefit under the Defined Benefit Plan frozen and began to receive the enhanced 401(k) contribution starting in 2008. Ms. Cashion elected to remain eligible for the Defined Benefit Plan. In 2020, accruals in the Defined Benefit Plan ended and all employees actively participating in the plan at that time, including Ms. Cashion, commenced eligibility for the 8% Company 401(k) contribution.
Defined Contribution Plans
All NEOs participate in a qualified 401(k) Plan that provides for a Company match of up to 6% of their earnings and a non-matching Company contribution of 8% of their compensation. Under the Supplemental Contribution Restoration Plans (SCRPs) the Company may make supplemental contributions that would otherwise be subject to limitations in the Internal Revenue Code based on the compensation of the executives.
Nonqualified Deferred Compensation Plans
Devon maintains a nonqualified Deferred Compensation Plan that allows eligible employees to defer cash compensation beyond the limits placed on the 401(k) Plan by the Internal Revenue Code and permits the Company to contribute a match to the extent that the match available under the qualified 401(k) Plan is limited.
For additional information on the plans and the value of accumulated benefits for the NEOs under the various plans described in this “Retirement Benefits” section, please refer to the “Pension Benefits” section beginning on page 72 and the “Nonqualified Deferred Compensation” section beginning on page 73.
Other Benefits
Details regarding the perquisites made available to Devon’s executives may be found in the “All Other Compensation” table on page 68. The perquisites for 2025 were:
■
pre-approved personal use of Company aircraft, including travel by immediate family members accompanying the NEO. In 2025, Devon’s security team engaged Jensen Hughes, a global security consulting firm, to conduct an independent security study and executive protection assessment for Mr. Gaspar (Independent Security Study). In accordance with the safety requirements set forth in the Independent Security Study, the CEO is expected to use Company aircraft for both business and personal travel, when feasible;

■
an executive physical;

■
use of sports/entertainment tickets typically arising through commercial sponsorships of the Company;

■
a reimbursement program for financial planning services;

■
a Company match, up to $10,000, of charitable contributions made to non-profit organization(s) by the executive; and

■
a Company match, up to $5,000, of contributions made to Devon Energy Corporation Political Action Committee (DECPAC), a nonprofit, unincorporated, and nonpartisan political committee.

Post-Termination or Change-in-Control Benefits
Devon maintains an employment agreement with Ms. Cashion and Messrs. Gaspar, Ritenour, and Cameron, as well as a severance agreement with Mr. Raines. These agreements do not guarantee continued employment, but they do place certain restrictions on the executives during and after their employment with the Company. Through these agreements, each NEO is provided certain additional compensation if employment is involuntarily terminated other than for “cause” or if the NEO voluntarily terminates employment for “good reason,” as those terms are defined in the relevant agreements. Also, in these situations, the applicable NEO fully vests in any unvested LTI awards subject to certain covenants and agreements and proration as described below. The agreements also provide certain benefits in the event of a termination within a two-year period following a change-in-control.
The employment agreements do not include “gross-up” provisions that obligate the Company to pay an additional amount to the NEO if benefits under the agreement or any other Company arrangement are subject to the tax imposed on excess parachute payments by Section 4999 of the Internal Revenue Code.
The Company’s award agreements for LTI granted to the Executive Vice Presidents and the CEO provide that officers who meet certain years-of-service and age criteria are eligible to continue to vest as scheduled in outstanding awards following retirement subject to certain covenants and agreements. See page 76 for additional details.

63| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

The unvested shares underlying LTI awards are eligible for continued or accelerated vesting post termination in the case of a severance-related employment termination or a retirement. Such terminations occurring prior to the first anniversary of the grant date result in a pro-rata reduction in the number of shares eligible for continued or accelerated vesting post termination.
Arrangements with post-termination and change-in-control benefits are typical in the oil and gas industry and necessary in order to compete for executive talent. Please refer to the “Potential Payments Upon Termination or Change-in-Control” section beginning on page 77 for detail on amounts that could be payable under certain scenarios and additional information on the Company’s employment agreements.
Stock Ownership Guidelines
Ownership of Devon’s stock by the executives aligns their interests with the interests of Devon’s stockholders. Accordingly, the Board maintains stock ownership guidelines that require each executive officer who has served in such capacity for at least five years to own shares of common stock at least equal in value to a multiple of his or her base salary. The guidelines establish the following minimum ownership levels:
Officer Title	Share Ownership Requirement
President and CEO	Six times base salary
Other Named Executive Officers	Three times base salary
The guidelines require an executive officer who has served in such capacity less than five years to maintain ownership of at least one-half of the shares of Devon common stock received through equity-based awards from the Company (net of taxes) until the officer meets his or her ownership requirement.
Compliance with the ownership guidelines is determined at the end of each year. As of December 31, 2025, each of the NEOs held stock in excess of the levels required in the guidelines. The executives have historically maintained share ownership levels well above the Company’s guidelines. For purposes of calculating share ownership levels, the Board includes:
(i)
shares owned directly by the officer and his or her immediate family members who share the same household,

(ii)
shares owned beneficially by the officer and his or her immediate family members who share the same household, and

(iii)
unvested restricted stock.

For additional detail on the stock owned by NEOs, please refer to “Security Ownership of Management” table on page 86.
Compensation Program and Risk-Taking
The Company’s executive compensation program is designed to provide executive officers incentives for the achievement of near-term and long-term objectives, in a manner that motivates executives to take measured and appropriate risk. As part of its review of the impact of the Company’s executive compensation programs on the Company’s risk profile and risk management, the Committee noted the following factors that discourage the Company’s executives from taking unnecessary or excessive risk:
■
the Company’s operating strategy and related compensation philosophy;

■
the effective balance of Devon’s compensation program between cash and equity, near-term and long-term focus, corporate and individual performance, and financial and non-financial performance;

■
a multi-faceted approach to performance evaluation and compensation that does not reward an executive for engaging in risky behavior to achieve one objective to the detriment of other objectives;

■
significant executive stock ownership pursuant to Devon’s stock ownership guidelines; and

■
the Board’s annual risk assessment process.

Based on this review, the Committee believes that the executive compensation programs do not encourage executives to take unnecessary or excessive risk.

64| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Policy for Recovery of Compensation (Clawback Policy)
The Company has maintained a policy concerning the recovery of bonuses, incentives, and equity-based compensation awarded to executive officers under certain circumstances (the Clawback Policy) since 2013. In 2023, the Company revised its Clawback Policy to align with new rules of the SEC and NYSE regarding incentive-based compensation. In the event of a restatement of the Company’s financial statements that leads to a revision of one or more performance measures on which incentive compensation was based, the Committee will recoup, through reimbursement, forfeiture, or other reasonable methods, amounts required to be clawed back under the Clawback Policy.
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information
Devon does not currently grant stock options or option-like equity awards to its employees or directors and therefore does not have a formal practice or policy with respect to the grant of stock options or option-like awards.

65| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Compensation Committee Report
The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.
The Committee has reviewed and discussed the preceding Compensation Discussion and Analysis section with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Respectfully submitted, The Compensation Committee* Robert A. Mosbacher, Jr. (Chair) Barbara M. Baumann Ann G. Fox Kelt Kindick

*
As of May 7, 2026, in connection with the Merger, Ms. Baumann and Mr. Mosbacher resigned from the Board, Mr. Kindick no longer serves on the Compensation Committee, Ms. Brock was appointed as committee chair and Messrs. Kurz and Watts were appointed to the Compensation Committee.

66| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Summary Compensation Table
The following table and accompanying footnotes summarize the compensation earned, awarded, paid, or attributed to the NEOs for the years indicated below. The NEOs are the President and Chief Executive Officer, the Chief Financial Officer, three other executive officers of the Company serving as of December 31, 2025, as well as two former executive officers who ceased being executive officers following January 1, 2025 and prior to December 31, 2025. This table should be read together with the Compensation Discussion and Analysis (starting on page 47 of this Proxy Statement), which includes information about Company performance for 2025, the Company’s compensation philosophy and objectives, the programs and plans that underlie executive officer compensation opportunities, and the Committee’s process for awarding compensation.
Name and Principal Position	Year	Salary ($)1	Stock Awards ($)2	Non-Equity Incentive Plan Compensation ($)3	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)4	All Other Compensation ($)5	Total ($)
Clay M. Gaspar President and Chief Executive Officer	2025	938,125	9,633,689	1,612,000	0	382,570	12,566,384
	2024	703,315	4,959,051	1,117,900	0	226,527	7,006,793
	2023	674,362	4,685,973	687,100	0	290,219	6,337,654
Jeffrey L. Ritenour Executive Vice President and Chief Financial Officer	2025	731,446	4,575,989	821,200	11,829	270,781	6,411,245
	2024	703,315	4,596,212	1,006,100	3,515	200,103	6,509,245
	2023	674,362	4,217,399	556,600	24,719	247,109	5,720,189
Dennis C. Cameron Executive Vice President and General Counsel	2025	655,646	3,130,998	656,100	0	235,798	4,678,542
	2024	620,308	3,144,788	788,700	0	189,440	4,743,236
	2023	584,615	2,928,830	484,800	0	207,349	4,205,594
Tana K. Cashion Executive Vice President Human Resources and Administration	2025	479,846	2,047,203	478,100	51,432	191,643	3,248,224
	2024	465,231	2,056,217	591,600	21,132	149,651	3,283,831
	2023	446,923	1,874,443	363,600	99,550	168,151	2,952,667
John D. Raines Senior Vice President E&P Asset Management	2025	465,984	1,806,348	441,800	806	128,179	2,843,117
Richard E. Muncrief Former President and Chief Executive Officer	2025	400,000	0	0	0	457,300	857,300
	2024	1,292,308	12,397,599	2,875,600	0	474,543	17,040,050
	2023	1,232,846	11,421,978	1,641,300	0	587,027	14,883,151
David G. Harris Former Executive Vice President and Chief Corporate Development Officer	2025	111,567	0	0	0	5,296,296	5,407,863
	2024	701,622	4,596,212	1,006,100	0	213,494	6,517,428
	2023	663,469	4,217,399	608,400	0	254,217	5,743,485

1
At its January 2025 meeting, the Committee increased Mr. Ritenour’s annual base salary rate to $735,800, Mr. Cameron’s annual base salary rate to $661,400, and Ms. Cashion’s annual base salary rate to $482,000. The Committee also increased Mr. Raines’s annual base salary rate to $475,000 in conjunction with his promotion to Senior Vice President E&P Asset Management. These rates took effect on February 8, 2025. Mr. Gaspar’s annual base salary rate of $1,000,000 took effect on March 1, 2025 upon his appointment to President & CEO.

2
The dollar amounts reported in this column represent the aggregate grant date fair values of the stock awards, as determined pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used to value stock awards are discussed in Note 4 — Share-Based Compensation of the Notes to Consolidated Financial Statements included in the 2025 Form 10-K. For restricted stock awards, values are based on the closing price of the Company’s common stock on the grant date. In valuing the PSU awards, the Company used a Monte Carlo simulation. The grant date fair value of the PSU awards was determined based on the vesting at target of the units awarded, which is the performance the Company believed was probable on the grant date. If a maximum, rather than target, number of shares is used to determine the maximum award opportunity for the NEOs who received grants of 2025 PSU awards, the grant date value of the awards is as follows: Mr. Gaspar, $12,867,335; Mr. Ritenour, $6,111,952; Mr. Cameron, $4,181,934; Ms. Cashion, $2,734,352; and Mr. Raines, $2,412,637.

3 This column reflects annual cash incentives awarded to the NEOs.

67| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

4
The dollar amounts reported in this column reflect the aggregate change in the actuarial present value of each participating NEO’s accumulated benefits under the Company’s Defined Benefit Plan during the applicable year. The amounts shown for each year do not reflect payments made to the executives during the applicable year. None of the NEOs received above market or preferential earnings on deferred compensation in any of the reported years. Messrs. Gaspar, Cameron, Muncrief, and Harris joined the Company after Devon’s Defined Benefit Plan was closed to new participants in 2007. At the time the Defined Benefit Plan closed to new participants, Messrs. Ritenour and Raines elected to freeze their participation in the Defined Benefit Plan and instead participate in the Company’s enhanced defined contribution plan. Under the Defined Benefit Plan, Ms. Cashion and Messrs. Ritenour and Raines continue to earn years of vesting service only.

5 Details for the amounts shown in this column for 2025 are reflected in the supplemental table immediately below.
The following supplemental table shows the components of “All Other Compensation” for 2025 in the Summary Compensation Table.
Name	Group Term Life Insurance Premiums ($)	401(k) Plan Employer Match and Retirement Contribution ($)	Deferred Compensation Plan Employer Match ($)	Defined Contribution Restoration Plan and Supplemental Contribution Plan Employer Contribution ($)	Other Perquisites ($)1	Charitable Match ($)	Severance ($)2	Total ($)
Clay M. Gaspar	2,622	46,500	102,361	138,982	77,105	15,000		382,570
Jeffrey L. Ritenour	2,622	46,500	83,253	113,504	24,902	—		270,781
Dennis C. Cameron	7,524	46,500	65,661	90,047	21,126	4,940		235,798
Tana K. Cashion	2,511	46,500	43,287	60,215	27,180	11,950		191,643
John D. Raines	1,058	46,500	26,489	37,819	12,963	3,350		128,179
Richard E. Muncrief	4,455	46,500	169,998	229,163	7,184	—		457,300
David G. Harris	425	10,069	—	—	6,911	10,000	5,268,891	5,296,296

1
Perquisites made available to Devon’s executives include the following: financial planning services, an annual executive physical exam, sports/entertainment tickets typically arising from commercial sponsorships of the Company, and pre-approved personal use of the Company aircraft, which may include travel for any immediate family members of such NEO included on the trip. In accordance with the safety requirements set forth in the Independent Security Study, the CEO is expected to use Company aircraft for both business and personal travel, when feasible. The perquisite amounts set forth in the above table consist of the following, and are calculated based on the incremental cost to Devon: Mr. Gaspar — financial planning ($12,545). personal use of Company aircraft ($17,930), executive physical ($6,651), and sports/entertainment tickets ($39,979); Mr. Ritenour — financial planning ($12,545), executive physical ($5,350), and sports/entertainment tickets ($7,007); Mr. Cameron — financial planning ($12,545), executive physical ($5,334), and sports/entertainment tickets ($3,247); Ms. Cashion — financial planning ($12,545), executive physical ($5,188), and sports/entertainment tickets ($9,447); Mr. Raines — financial planning ($12,545) and sports/entertainment tickets ($418); Mr. Muncrief — sports/entertainment tickets ($7,184); Mr. Harris — financial planning ($6,221) and sports/entertainment tickets ($690). Although no reportable perquisite amounts were incurred, Mr. Gaspar occasionally had his spouse accompany him on business-related flights. Pursuant to IRS guidance, such travel resulted in taxable income for Mr. Gaspar for the year, which was calculated at the Standard Industry Fare Level rate.

2
The cash severance benefits entitled to Mr. Harris under his employment agreement constitute the entirety of the compensation and benefits due to him pursuant to that agreement. The amount of the accelerated equity award benefits that he received is described within the Potential Payments Upon Termination or Change-in-Control section below.

68| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Grants of Plan-Based Awards
The following Grants of Plan-Based Awards table sets forth information concerning annual cash incentives, restricted stock, and performance share units granted during 2025 for the NEOs as described below. The long-term incentive awards reflected below are the only equity-based incentives granted to the NEOs in the year. Messrs. Muncrief and Harris were not granted equity-based incentives in 2025.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units (# shares)	Grant Date Fair Value of Stock Awards3 ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (# shares)	Target (# shares)	Maximum (# shares)
Clay M. Gaspar	1/28/2025	650,000	1,300,000	2,600,000	—	—	—	—	—
	2/10/2025	—	—	—	—	—	—	93,404	3,200,021
	2/10/2025	—	—	—	70,053	140,106	280,212	—	6,433,668
Jeffrey L. Ritenour	1/28/2025	331,110	662,220	1,324,440	—	—	—	—	—
	2/10/2025	—	—	—	—	—	—	44,367	1,520,013
	2/10/2025	—	—	—	33,275	66,550	133,100	—	3,055,976
Dennis C. Cameron	1/28/2025	264,560	529,120	1,058,240	—	—	—	—	—
	2/10/2025	—	—	—	—	—	—	30,357	1,040,031
	2/10/2025	—	—	—	22,767	45,535	91,070	—	2,090,967
Tana K. Cashion	1/28/2025	192,800	385,600	771,200	—	—	—	—	—
	2/10/2025	—	—	—	—	—	—	19,849	680,027
	2/10/2025	—	—	—	14,886	29,773	59,546	—	1,367,176
John D. Raines	1/28/2025	178,125	356,250	712,500	—	—	—	—	—
	2/10/2025	—	—	—	—	—	—	17,514	600,030
	2/10/2025	—	—	—	13,135	26,270	52,540	—	1,206,318

1
The evaluation of the Company’s preset performance scorecard goals for the year may result in an annual cash incentive payment of zero. The amounts shown in the columns reflect a range of possible payouts for the annual cash incentives made on the dates indicated; “Threshold ($)” assumes achievement of Threshold results on each scorecard measure used to evaluate 2025 Company performance and “Maximum ($)” assumes achievement of Maximum results on each scorecard measure used to evaluate 2025 Company performance. Performance related to these awards was determined by the Committee following the end of the year and amounts were paid shortly thereafter. The awards were earned and paid at 124% of target levels; actual payouts under these awards are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Please refer to “Annual Cash Incentives” on page 55 for more information about 2025 goal establishment, evaluation, and determination of actual payments to executives.

2
The evaluation of the Company’s performance for the period may result in a payout of zero shares. The amounts in the “Threshold,” “Target,” and “Maximum” columns reflect the range and midpoint of possible payouts for the PSU awards made on the dates indicated. All awards were made under the 2022 Long-Term Incentive Plan (as amended and restated effective November 19, 2025, the “2022 LTIP”). The amounts reported for the table’s rightmost column represent the aggregate grant date fair values of the PSUs determined pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the PSU awards was determined based on the vesting at target of the units awarded, which is the performance the Company believed was probable on the grant date. For more information, please see the discussion of “Long-Term Incentives” starting on page 58 of this Proxy Statement. Dividends on the awards are not paid until shares vest. As of December 31, 2025, the awards reflected in this table were trending at 150% of target payout.

3 The amounts reported in the table’s rightmost column reflect the accounting grant date value of the RSA and PSU awards made on the date indicated.

69| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Outstanding Equity Awards at Fiscal Year End
The following table shows the outstanding equity awards held by the NEOs as of December 31, 2025, which consisted solely of outstanding RSA and PSU awards.
	Stock Awards
			Equity Incentive Plan Awards:
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)1	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)1
Clay M. Gaspar	7,2772	266,557
	23,7963	871,647
	12,5914	461,208
	29,1206	1,066,666	43,6795	1,599,962
	93,4048	3,421,389	210,1597	7,698,124
Jeffrey L. Ritenour	6,1282	224,469
	21,4163	784,468
	11,3324	415,091
	26,9896	988,607	40,4835	1,482,892
	44,3678	1,625,163	99,8257	3,656,590
Dennis C. Cameron	3,8302	140,293
	14,8733	544,798
	7,8704	288,278
	18,4676	676,446	27,6995	1,014,614
	30,3578	1,111,977	68,3027	2,501,902
Tana K. Cashion	3,0642	112,234
	9,5183	348,644
	5,0374	184,505
	12,0756	442,307	18,1115	663,406
	19,8498	727,069	44,6597	1,635,859
John D. Raines	1,9152	70,146
	3,7183	136,190
	2,9514	108,095
	6,6596	243,919	6,6585	243,883
	17,5148	641,538	39,4057	1,443,405
Richard E. Muncrief	16,7572	613,809
	58,0023	2,124,613
	30,6904	1,124,175
	72,7996	2,666,627	109,1975	3,999,886
David G. Harris	21,4163	784,468	40,4835	1,482,892
1 Based on a stock price of $36.63, the last closing price of Devon’s common stock in 2025.

2
The rows reflect RSAs granted in 2022. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2023, February 10, 2024, February 10, 2025, and February 10, 2026).

3
For PSUs granted in 2023, the number of shares listed is based on the trending level of performance as of December 31, 2025 (63%) for the three-year period from January 1, 2023 to December 31, 2025. At its January 2026 meeting, the Committee determined that the Company’s TSR for such period ranked 9th in the 12-member peer group. Pursuant to terms of the grant, 63% of each executive’s target shares were determined by the Committee to be earned and the shares were subsequently released to each executive. The PSUs reflected in those rows are shown in the same column as the Company’s time-based RSAs due to the fact that they were no longer subject to a performance measure following December 31, 2025.

4
The rows reflect RSAs granted in 2023. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2024, February 10, 2025, February 10, 2026, and February 10, 2027).

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Our Company
EXECUTIVE COMPENSATION (cont.)

5
For PSUs granted in 2024, the number of shares listed is based on the trending level of performance as of December 31, 2025 (75%) for the three-year period from January 1, 2024 to December 31, 2026. The actual number of shares paid out will be based on the Company’s relative TSR, as determined by the Committee following the period pursuant to the grid set forth on page 44 of Devon’s 2024 Proxy Statement, and may be subject to certain limitations set forth in the applicable grant agreements at the time of settlement.

6
The rows reflect RSAs granted in 2024. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2025, February 10, 2026, February 10, 2027, and February 10, 2028).

7
For PSUs granted in 2025, the number of shares listed is based on the trending level of performance as of December 31, 2025 (150%) for the three-year period from January 1, 2025 to December 31, 2027. The actual number of shares paid out will be based on the Company’s relative TSR, as determined by the Committee following the period pursuant to the grid set forth on page 44 of Devon’s 2025 Proxy Statement, and may be subject to certain limitations set forth in the applicable grant agreements at the time of settlement.

8
The rows reflect RSAs granted in 2025. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2026, February 10, 2027, February 10, 2028, and February 10, 2029).

Option Exercises and Stock Vested During 2025
The table below shows the number of shares of Devon’s common stock acquired during 2025 upon the vesting of stock awards which were granted to the NEOs in previous years. No NEOs were granted or had stock options outstanding in 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)1
Clay M. Gaspar	75,285	2,579,264
Jeffrey L. Ritenour	61,038	2,091,162
Dennis C. Cameron	38,758	1,327,849
Tana K. Cashion	28,970	992,512
John D. Raines	19,322	634,858
Richard E. Muncrief	176,118	6,033,803
David G. Harris	105,487	3,685,992

1
The dollar amounts shown in this column are determined by multiplying the number of shares of common stock acquired upon vesting by the closing per-share market price of Devon’s common stock on the vesting date.

71| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Pension Benefits
Devon maintains a tax qualified defined benefit retirement plan and related trust for certain employees (Defined Benefit Plan). Accruals under this plan were frozen as of December 31, 2020. Ms. Cashion and Messrs. Ritenour and Raines are the only NEOs with benefits under this plan.
The following table shows the estimated present value, as of December 31, 2025, of accumulated retirement benefits as provided to NEOs under the Defined Benefit Plan. Please refer to the discussion titled “Benefit Plans” below for additional details.
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)1	Payments During Last Fiscal Year ($)
Jeffrey L. Ritenour	Defined Benefit Plan	7	187,045	0
Tana K. Cashion	Defined Benefit Plan	16	860,498	0
John D. Raines	Defined Benefit Plan	3	10,571	0

1
The present value of each NEO’s accumulated benefits as of December 31, 2025 under the Defined Benefit Plan is calculated assuming 10% of participants would elect a single life annuity, 50% of participants would elect a lump sum, and 40% would elect a 100% joint and survivor annuity. The calculations assume that each NEO would begin receiving payments at normal retirement age (age 65) or when eligible for unreduced benefits, if earlier, and would be vested in those payments. The present value is calculated using the Pri-2012 mortality table with MP-2021 improvement scale, and a discount rate of 5.13% for the Defined Benefit Plan.

Benefit Plans
Defined Benefit Plan
The Defined Benefit Plan is a qualified defined benefit retirement plan that provides benefits based upon employment service with Devon. Each eligible employee who retires is entitled to receive monthly retirement income based upon their final average compensation and years of credited service, and the retirement income is reduced by Social Security benefits payable to the employee. Alternatively, an eligible employee may elect a lump-sum payment at the time of retirement equivalent to the present value of the calculated annuity stream. Final average compensation consists of the average of the highest three consecutive years’ compensation out of the last 10 years of employment. The definition of compensation under the Defined Benefit Plan includes salary and annual cash incentive payments. Ms. Cashion and Messrs. Ritenour and Raines no longer accrue benefits in the plan. Messrs Ritenour and Raines elected to have their benefits under the plan frozen at the end of 2007, and Ms. Cashion’s accruals ended effective December 31, 2020, when the Company’s Defined Benefit Plan was amended to discontinue further benefit accruals for any participants.
Contributions by employees are neither required nor permitted under the Defined Benefit Plan. Benefits are computed based on straight-life annuity amounts. Benefits under the Defined Benefit Plan are limited for certain highly compensated employees, including the NEOs, in order to comply with certain requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the Internal Revenue Code.
Normal Retirement
Employees, including certain of the NEOs as described above, are eligible for normal retirement benefits under the Defined Benefit Plan upon reaching age 65. Normal retirement benefits for the employees participating in the Defined Benefit Plan are equal to 65% of the participant’s final average compensation less any benefits due to the participant under Social Security, multiplied by a fraction, the numerator of which is his or her credited years of service (up to a maximum of 25 years) and the denominator of which is 25.
Defined Contribution Plan — 401(k) Plan
The 401(k) Plan is a qualified defined contribution plan that provides for a Company-matching contribution of up to 6% of compensation and a non-matching company contribution of 8%.

72| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

Nonqualified Deferred Compensation1
The following table shows the contributions, earnings, distributions, and balances for 2025 under Devon’s nonqualified deferred compensation plan and supplemental contribution restoration plans, to the extent the respective NEO participates in such plans. Additional information regarding each plan is provided following the table.
Name	Executive Contributions in Last Fiscal Year ($)1	Company Contributions for Last Fiscal Year ($)2	Aggregate Earnings in Last Fiscal Year ($)3,4	Aggregate Distributions in Last Fiscal Year ($)5	Aggregate Balance at Last Fiscal Year End ($)3,6
Clay M. Gaspar Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan	123,362	102,361	174,250	0	1,125,094
	N/A	138,982	70,980	0	611,381
	N/A	N/A	273,833	0	1,915,061
	N/A	N/A	156,332	0	1,005,632
Jeffrey L. Ritenour Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs)	402,440	83,253	325,553	(2,956)	2,340,272
	N/A	113,504	92,418	0	654,701
Dennis C. Cameron Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan	86,661	65,661	66,791	0	660,033
	N/A	90,048	38,058	0	383,354
	N/A	N/A	27,899	0	416,917
	N/A	N/A	48,044	0	547,368
Tana K. Cashion Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs)	58,371	43,287	53,440	0	435,784
	N/A	60,216	35,801	0	285,424
John D. Raines Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs)	174,572	26,489	164,931	0	1,213,071
	N/A	37,819	33,764	0	233,804
Richard E. Muncrief Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan	575,120	169,998	280,299	(4,115,933)	0
	N/A	229,163	133,417	(1,269,669)	0
	N/A	N/A	215,465	(5,321,483)	0
	N/A	N/A	48,941	(1,411,917)	0
David G. Harris Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs)	67,060	0	76,701	(815,976)	0
	N/A	0	42,940	(470,081)	0
“N/A” indicates the plan does not permit the participant or, as applicable, the Company to make contributions.

1
The amounts in this column are already included in, and are not in addition to, the amounts in the “Salary” or “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table on page 67.

2
The amounts in this column are already included in, and are not in addition to, the amounts in the “All Other Compensation” column of the Summary Compensation Table on page 67. Company contributions are made in arrears during the first month following the fiscal quarter during which the contributions were earned. Company contributions earned by the NEOs during 2025 were deposited in April, July, and October 2025 and January 2026.

3 Messrs. Muncrief, Gaspar, and Cameron participate in the WPX Deferred Compensation Plan and the WPX Restoration Plan. No new contributions may be made to these plans after December 31, 2021.

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EXECUTIVE COMPENSATION (cont.)

4
Earnings reflect the returns produced by the investments selected by the applicable NEO. For the Devon Plans, the investment options available to the NEOs are the same options available under the Company’s 401(k) Plan. As of December 31, 2025, investment options consisted of the following (returns for 2025 noted in parentheses): PIMCO Stable Income-Class IV (2.82%); Global Low Volatility Fund (11.35%); US Equity Index Fund (17.14%); International Equity Index Fund (32.54%); JPM Core Bond Fund (7.54%); Fidelity Inflation Bond Index (6.79%); Vanguard Total Bond Market (7.17%); Vanguard Federal Money Market (4.22%); and BlackRock LifePath Target-Date Funds (ten funds ranging from 12.43% to 21.91%). For the WPX Deferred Compensation Plan and the WPX Restoration Plan, the investment options are the same in each plan. As of December 31, 2025, investment options consisted of the following (returns for 2025 noted in parentheses): iShares Total US Stock Market Index (17.11%); iShares MSCI Total International Index (32.57%); Fidelity Inflation Bond Index (6.79%); JPM Core Bond Fund (7.54%); Pimco Short Asset Investment Fund (4.91%); Vanguard Total Bond Market Index (7.15%); Vanguard Federal Money Market (4.22%); and BlackRock LifePath Target-Date Funds (eight funds ranging from 12.48% to 21.71%). The Company does not guarantee a level of investment return.

5 In-service distributions (if any) are made in accordance with the elections made by the NEO at the time of enrollment in the plan.

6
For the referenced plans, the Aggregate Balance includes the changes in the plan balance for the NEOs due to contributions (executive and Company), earnings, and distributions. The amounts previously reported in the 2025 Proxy Statement’s Summary Compensation Table as compensation to the NEOs are as follows: Mr. Gaspar — $606,385; Mr. Ritenour — $1,439,989; Mr. Cameron — $362,587; Mr. Muncrief — $1,413,813; and Mr. Harris — $904,345.

Nonqualified Deferred Compensation Plan
The Nonqualified Deferred Compensation Plan is designed to allow each participating employee, including the NEOs, to contribute up to 70% of his or her base salary and up to 100% of his or her annual cash incentive and receive a Company match beyond the contribution limits prescribed by the Internal Revenue Service with regard to Devon’s 401(k) Plan. The Nonqualified Deferred Compensation Plan provides executives a tax-effective means to defer a portion of their cash compensation at a minimal cost to the Company.
Unless otherwise distributed in accordance with the terms of a scheduled in-service withdrawal, a participant’s account is payable upon the earliest to occur of a change-in-control event or the participant’s separation from service, disability, or death. Payment will be made in the form of a single lump sum unless the participant elects installment payments. In the case of a change-in-control event or death, distribution will be made within ninety days. If the participant experiences a separation from service, distribution will be made within ninety days unless the participant is a specified employee under section 409A of the Internal Revenue Code, in which case payment will be delayed for six months.
A participant may elect to schedule an in-service withdrawal at least two years after the plan year in which deferrals were made in the form of a lump sum or quarterly installment payments over a period of one or more years. Payment will be made (or commence in the case of installments) within thirty days of the first business day of January in the year elected. However, in the event of death, disability, the occurrence of a change-in-control event or separation from service, payment of the participant’s account is determined without regard to any scheduled in-service withdrawal, which will be cancelled.
Investments under the plan mirror those provided to participants under the Company’s 401(k) Plan. Participants are always fully vested in any deferrals made to the plan; vesting of employer contributions follows the four-year graded vesting schedule under the Company’s 401(k) Plan. Vesting is accelerated due to death, disability, retirement, or attainment of normal retirement age (all as defined under the Company’s 401(k) Plan).
The WPX Deferred Compensation plan operated on substantially the same terms as the Devon plan prior to the 2021 merger of WPX Energy, Inc. and Devon. In 2021, the year of the merger, contributions to the WPX plan ceased and NEO participants became participants in the Devon plan.
Supplemental Contribution Restoration Plans
The Supplemental Contribution Restoration Plans (SCRPs) are the Company’s two nonqualified supplemental defined contribution plans. The purpose of the SCRPs is to ensure that participants in the 401(k) Plan who are eligible to receive the supplemental contribution receive the full supplemental contribution despite the limitations imposed by the Internal Revenue Code. A contribution will be made by the Company in an amount equal to the difference between the supplemental contribution that the Company would have contributed under the 401(k) Plan in the absence of the Internal Revenue Code limitations and the actual amount contributed.
Accounts under the SCRPs are payable upon the earliest to occur of a change-in-control event or a participant’s separation from service, disability, or death. Upon a participant’s death or a change-in-control event, a lump sum

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EXECUTIVE COMPENSATION (cont.)

payment is made within ninety days. If a participant experiences a separation from service, the account is distributed in a lump sum within ninety days unless the participant is a specified employee in which case payment will be subject to a six-month delay.
Investments under the SCRPs mirror those provided to participants under the Company’s 401(k) Plan. Vesting under the plans follows the four-year graded vesting schedule under the Company’s 401(k) Plan. Vesting is accelerated due to death, disability, retirement, or attainment of normal retirement age (all as defined under the Company’s 401(k) Plan).
The WPX Restoration Plan operated on substantially the same terms as the Devon SCRPs prior to the merger of WPX Energy, Inc. and Devon. In 2021, the year of the merger, contributions to the WPX plan ceased and NEO participants became participants in the Devon plan.
Potential Payments Upon Termination or Change-In-Control
Devon will be obligated to make certain payments to the NEOs or potentially accelerate the vesting of their equity awards and retirement benefits upon termination of their employment or upon a change-in-control of the Company pursuant to the following plans or agreements:
■
an “Employment Agreement” is applicable to the President and CEO and each of the EVPs, and a “Severance Agreement” is applicable to the Senior Vice President,

■
the Defined Benefit Plan,

■
the 401(k) Plan,

■
the SCRPs,

■
the Nonqualified Deferred Compensation Plan, and

■
the Company’s Long-Term Incentive Plans (the Devon Energy Corporation 2017 Long-Term Incentive Plan, as amended (the “2017 LTIP”), the 2022 LTIP, and the WPX Plan).

Please refer to the discussion in the sections immediately above for information about each of the applicable pension plans and nonqualified deferred compensation plans that the NEOs participate in and may be eligible to receive benefits from in the event of a termination of employment or a change-in-control.
As specified below, the Employment Agreement and Severance Agreement with Devon’s NEOs provide the following rights to compensation in the event of employment termination.
Accrued Payments Upon Termination of Employment
Upon termination under the agreements, the NEO is entitled to receive the accrued amounts earned during his or her term of employment, including:
(i)
any earned but unpaid salary through the date of termination,

(ii)
the annual cash incentive payment only if the NEO has been employed the entire year upon which such incentive is based, and

(iii)
amounts he or she is otherwise entitled to under Devon’s employee benefit plans (together, the Accrued Amounts).

Rights Upon Termination for Death or Disability
In addition to the Accrued Amounts, if the NEO’s employment terminates by reason of death or disability, the NEO is entitled to receive a pro rata share of any annual cash incentive for the performance period in which the day of termination occurs (based on the number of days worked in the performance period), payable at the same time it is payable to other executives.
Rights Upon Termination Without Cause and Constructive Discharge
If the NEO’s employment is involuntarily terminated other than for “cause” or the NEO terminates for “good reason,” as those terms are defined in the employment agreements, then in addition to the Accrued Amounts, the NEO is entitled to the following:
■
under the Employment Agreement, a lump sum cash payment equal to three times the aggregate annual compensation of the NEO, and

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EXECUTIVE COMPENSATION (cont.)

■
under the Severance Agreement, a lump sum cash payment equal to two times the aggregate annual compensation of the NEO.

■
“Aggregate annual compensation” is equal to the sum of:

■
the greater of (x) the NEO’s then-current annual base salary, or (y) the NEO’s annual base salary at any time during the two years before the termination date, and

■
an amount equal to the largest annual cash incentive paid or payable to the NEO for the three consecutive calendar years prior to the date the NEO’s termination occurs,

■
payment of a pro rata share of any annual cash incentive in which the day of termination occurs (based on the number of days worked in the performance period),

■
the same basic health and welfare benefits that the executive would otherwise be entitled to receive if the NEO was a Devon employee for 18 months following termination (Employment Agreement only),

■
payment of an amount equal to 18 times the monthly COBRA premium (Employment Agreement only),

■
the same level of life insurance benefits that the NEO would otherwise be entitled to receive if the NEO was a Devon employee for three years following termination (Employment Agreement only), and

■
payment of a reasonable amount for outplacement services commensurate with the NEO’s title and position with the Company and other executives similarly situated in other companies in Devon’s peer group.

Termination Following a Change-in-Control
Under the agreements, if within 24 months following a change-in-control of the Company, the NEO is terminated without “cause” by Devon, or terminates his or her employment with Devon for “good reason,” as each of those terms are defined in the agreements, then,
■
in addition to the Accrued Amounts and the rights set forth above in the section titled “Rights Upon Termination Without Cause and Constructive Discharge,”

■
Employment Agreements provide that three years of service and age shall be added to the NEO’s actual years of service and actual age when determining the NEO’s entitlement under the Company’s Retiree Medical Benefit Coverage,

■
Severance Agreements provide the same basic health and welfare benefits that the executive would otherwise be entitled to receive if the NEO was a Devon employee for 18 months following termination,

■
Severance Agreements provide payment of an amount equal to 6 times the monthly COBRA premium, and

■
Severance Agreements provide that two years of service and age shall be added to the NEO’s actual years of service and actual age when determining the NEO’s entitlement under the Company’s Retiree Medical Benefit Coverage.

“Change-in-control” is defined as the date on which one of the following occurs:
■
an entity or group acquires 30% or more of Devon’s outstanding voting securities,

■
the incumbent Board ceases to constitute at least a majority of Devon’s Board, or

■
a merger, reorganization, or consolidation is consummated, after stockholder approval, unless

■
substantially all of the stockholders prior to the transaction continue to own more than 50% of the voting power after the transaction,

■
no person owns 30% or more of the combined voting securities, and

■
the incumbent Board constitutes at least a majority of the Board after the transaction.

Payment Conditions
The agreements require a NEO to execute a waiver agreement as a condition to receipt of the payments described in the sections “Rights Upon Termination Without Cause and Constructive Discharge” and “Termination Following a Change-in-Control” above. By executing the waiver, the NEO effectively releases Devon from any waivable claims. The agreements also include a non-disparagement provision and a non-solicitation provision covering employees of Devon and Devon’s affiliates that applies for 36 months following a NEO’s termination date under the Employment Agreement.

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Our Company
EXECUTIVE COMPENSATION (cont.)

Long-Term Incentive Awards
Subject to the terms of the applicable LTIP under which an award is made, unvested portions of outstanding awards may be accelerated upon the retirement, disability, or termination of the NEO for an approved reason. Award agreements provide for automatic vesting upon the death of the NEO. The 2017 and 2022 LTIPs do not provide for the automatic acceleration of unvested portions of outstanding awards in the event of a change-in-control unless a job loss occurs or the acquiring company is not listed on a national securities exchange. Devon award agreements provide that NEOs who meet certain years-of-service and age criteria (such individuals deemed to be “Post-Retirement Vesting Eligible”) are eligible to continue to vest as scheduled in outstanding awards following retirement subject to, among other things, annual execution of an agreement with certain confidentiality and non-disclosure covenants and other restrictions. Under the 2017 LTIP and 2022 LTIPs, employment terminations occurring prior to the first anniversary of the grant date may result in a pro rata reduction in the number of shares underlying the award depending on the circumstances of the termination pursuant to a formula that considers the number of days from the grant date to the termination date. PSUs that vest on an accelerated basis as a result of death will vest at the target award level. In the event of a change-in-control, treatment of PSUs is determined by whether an acquiring company assumes the awards.
The following tables provide the estimated compensation and present value of benefits potentially payable to each NEO upon a termination of employment of the NEO. The benefit values shown do not include benefits that are broadly available to substantially all salaried employees. The amounts shown assume that a termination or change-in-control occurred on December 31, 2025. For Messrs. Muncrief and Cameron, the amounts in the Retirement/Voluntary Termination column reflect that those individuals are considered “Post-Retirement Vesting Eligible” under the Devon award agreements. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company. The footnotes for each of the following tables are presented after the final table.
Potential Payments Upon Termination Or Change-In-Control1
Clay M. Gaspar
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Annual Cash Incentive2	0	7,966	0	1,638	1,638	0	7,966
Accelerated Vesting of Restricted Stock3,7	0	4,841	0	0	5,216	0	5,216
Performance Share Units4,7	0	9,326	0	0	10,703	0	10,703
Other Benefits5	0	114	0	0	0	0	114
Total6	0	22,247	0	1,638	17,557	0	23,999
Jeffrey L. Ritenour
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Annual Cash Incentive2	0	6,047	0	834	834	0	6,047
Accelerated Vesting of Restricted Stock3,7	0	3,075	0	0	3,253	0	3,253
Performance Share Units4,7	0	5,523	0	0	6,418	0	6,418
Other Benefits5	0	114	0	0	0	0	114
Total6	0	14,759	0	834	10,505	0	15,832

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EXECUTIVE COMPENSATION (cont.)

Dennis C. Cameron
Benefits and Payments ($)	Retirement/ Voluntary Termination8 ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Annual Cash Incentive2	0	5,006	0	667	667	0	5,006
Accelerated Vesting of Restricted Stock3,7	2,095	2,095	0	0	2,217	0	2,217
Performance Share Units4,7	3,787	3,787	0	0	4,400	0	4,400
Other Benefits5	0	89	0	0	0	0	90
Total6	5,882	10,977	0	667	7,284	0	11,713
Tana K. Cashion
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Annual Cash Incentive2	0	3,699	0	486	486	0	3,699
Accelerated Vesting of Restricted Stock3,7	0	1,386	0	0	1,466	0	1,466
Performance Share Units4,7	0	2,469	0	0	2,869	0	2,869
Other Benefits5	0	114	0	0	0	0	114
Total6	0	7,668	0	486	4,821	0	8,148
John D. Raines
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Annual Cash Incentive2	0	2,043	0	449	449	0	2,043
Accelerated Vesting of Restricted Stock3,7	0	993	0	0	1,064	0	1,064
Performance Share Units4,7	0	1,665	0	0	1,905	0	1,905
Other Benefits5	0	25	0	0	0	0	81
Total6	0	4,726	0	449	3,418	0	5,093
1 Values in thousands (except in footnotes).
2 The tables assume a December 31, 2025 employment termination. In such a scenario, each executive would be entitled to the annual cash incentive earned.
3 Values displayed for acceleration of vesting of restricted stock represent the 2025 year-end closing market price of Devon’s common stock, which was $36.63 per share.

4
In the case of a without “cause” or for “good reason” employment termination not in connection with a change in control, performance share units remain outstanding for the duration of the performance period and thereafter pay out to the executive officer at the level earned based on the level of performance certified by the Committee, unless such employment termination occurs before the one-year anniversary of the applicable date of grant, in which case a prorated number of PSUs will remain outstanding pursuant to a formula that considers the number of days from the grant date to the termination date. Values displayed represent the trending shares of outstanding grants multiplied by the 2025 year-end closing market price of Devon’s common stock, which was $36.63.

5
Under the employment agreements, executive officers are entitled to (i) 36 months of post-termination company-paid life insurance, coverage of $1,000,000, valued based on age; (ii) the equivalent of 18 months of continuing health benefits less applicable active employee premiums following termination without “cause” or following their termination in connection with a change in control; (iii) a payment in an amount equal to 18 times the monthly COBRA premium following termination without “cause” or following their termination in connection with a change in control; and (iv) outplacement services with a maximum value of $25,000. For Mr. Cameron, the amounts reported also include an enhancement in post-retirement medical benefits of approximately $864, upon a change in control. Under Mr. Raines’s severance agreement, the amounts for (i), (ii), and (iii) above, respectively, are 24 months, 18 months, and 6 times the monthly COBRA premium and only applicable in the case of a termination following a change-in-control.

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Our Company
EXECUTIVE COMPENSATION (cont.)

6
Devon’s nonqualified employee benefit plans, including the Deferred Compensation Plan and SCRPs, are subject, all or in part, to Section 409A of the Internal Revenue Code, which requires certain payments made under these plans and agreements to be delayed for six months following termination of employment.

7
In the case of a change in control, restricted stock only vests if the change in control results in a job loss for the NEO. For PSUs, shares only vest if change in control results in a job loss for the NEO or if the award is not assumed by the acquiring entity. The value shown anticipates that the award is assumed by the acquiring entity. If the award is not assumed by the acquiring entity, the PSUs vest at the greater of target level or performance trend on the date of the change-in-control, but are pro-rated for the time of the performance period that has elapsed, which as of December 31, 2025 would be valued as follows: Mr. Gaspar, $4,859,885; Mr. Ritenour, $3,321,474; Mr. Cameron, $2,280,651; Ms. Cashion, $1,483,631; and Mr. Raines, $834,126.

8
Because Mr. Cameron meets the age and services eligibility for post-retirement continuation of LTI vesting, his outstanding LTI will continue to vest after he retires. Any grant made within a year of his retirement will be prorated.

Payments and Benefits Associated with Mr. Muncrief and Mr. Harris’s Employment Termination1,2
Richard E. Muncrief
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)
Base Salary/Annual Cash Incentive	0
Accelerated Vesting of Restricted Stock4	3,440
Performance Share Units6	6,800
Other Benefits	0
Total	10,240
David G. Harris
Benefits and Payments ($)	Termination Without Cause ($)
Base Salary/Annual Cash Incentive3	5,213
Accelerated Vesting of Restricted Stock5	1,561
Performance Share Units6	3,090
Other Benefits	94
Total	9,958
1 Values in thousands (except in footnotes).

2
The payments and benefits received by Messrs. Muncrief and Harris in connection with their termination of employment were provided under the terms of their Employment Agreement with the Company and agreements applicable to long-term equity incentives previously granted.

3
Mr. Harris received a lump-sum payment equivalent to three times the sum of his annual salary rate in effect at the time of his employment termination from the Company and the highest annual cash incentive paid to him during the prior three years. Additionally, he received a pro-rated annual cash incentive, with the portion representing the time he worked for the Company during 2025.

4
120,246 shares of restricted stock granted to Mr. Muncrief remained outstanding at the time of Mr. Muncrief’s employment termination. For Mr. Muncrief, the amount shown values them at a price of $28.61 for the Company’s common stock, which was the closing price on April 7, 2025 (the first trading day after Mr. Muncrief’s termination).

5
Vesting of 44,449 shares of restricted stock was accelerated at the time of Mr. Harris’s employment termination. For Mr. Harris, the amount shown values them at a price of $35.12 for the Company’s common stock, which was the closing price on February 11, 2025 (the first trading day after Mr. Harris’s termination).

79| Devon Energy 2026 Proxy Statement|

Our Company
EXECUTIVE COMPENSATION (cont.)

6
PSUs granted to Mr. Muncrief and Mr. Harris in 2023 and 2024 remained outstanding after their employment terminations. The target number of shares underlying these grants was 92,068 and 145,597, respectively, for Mr. Muncrief, and 33,995 and 53,978, respectively, for Mr. Harris. For Mr. Muncrief, the amounts shown are based on such target number of shares and a stock price of $28.61 for the Company’s common stock, which was the closing price on April 7, 2025 (the first trading day after Mr. Muncrief’s termination). For Mr. Harris, the amounts shown are based on such target number of shares and a stock price of $35.12 for the Company’s common stock, which was the closing price on February 11, 2025 (the first trading day after Mr. Harris’s termination). The performance period for the 2023 grant of PSUs ended on December 31, 2025, and the grant paid out at 63% of target. The number of shares ultimately paid out for the 2024 grant will be determined based on the Company’s TSR over the three-year performance period that ends December 31, 2026.

CEO Pay Ratio
Section 953(B) of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires certain public companies to disclose the median pay of Company employees, the method of determining median employee pay (the median of the total annual compensation of all employees other than the CEO), and the ratio of CEO pay to median employee pay. Devon’s employees, which are all located in the U.S., are included in the calculation of median pay based on Devon’s employee population as of December 31, 2025.
For CEO pay, Devon used the amount for 2025 reflected in the Summary Compensation Table for the Company’s CEO for the majority of 2025 (Clay M. Gaspar), which includes LTI granted in the year. In determining the median pay of employees, Devon at year end selected the median-paid employee by aggregating base pay, annual cash incentive, and LTI for the year. Once the median-paid employee was determined, the remaining compensation elements, such as Company retirement arrangement contributions, were added to the total in order to compare the same elements of compensation that are reflected for the current CEO within the Summary Compensation Table. Based on this methodology, CEO pay is $12.6 million, median employee pay is $189.7 thousand, and the ratio is 66:1.
Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, Devon is providing the following information regarding the relationship between executive compensation and its financial performance for each of the last five completed calendar years. “Compensation actually paid” includes payments made to executives during the applicable year such as salary, annual cash incentive, and various benefits. The SEC’s valuation methods for this section emphasize the changes in fair value of equity awards under applicable financial accounting standards, and as such, references to “compensation actually paid” below reflects the change in equity award values on the applicable calculation dates and does not necessarily reflect what Devon’s NEOs received year-to-year by grant, vesting, or exercise. The three PvP tables below, along with three PvP charts and their respective footnotes, are Devon’s disclosure under the applicable regulation.
PvP Table 1: Named Executive Officer “Compensation Actually Paid”1,10
Year	SCT Total Compensation for CEO2,4	Compensation Actually Paid to CEO3,4	Average SCT Total Compensation for Other NEOs3,5	Average Compensation Actually Paid to Other NEOs3	Value of a $100 Investment in Devon Based on Cumulative TSR6,10	Value of a $100 Investment in the Peer Group Based on Cumulative TSR6,7,10	Post-Tax Net Income8,10	CROCE9,10
2025-Gaspar	$12,566	$13,660	$4,518	$4,837	$292	$242	$2.642B	31%
2025-Muncrief	$857	$1,247
2024	$17,040	$6,709	$6,194	$2,599	$163	$157	$2.893B	36%
2023	$14,883	$814	$5,502	$1,204	$226	$152	$3.739B	42%
2022	$14,525	$41,216	$5,374	$12,292	$285	$143	$6.031B	62%
2021-Muncrief	$11,915	$48,059	$4,596	$15,151	$191	$121	$2.808B	39%
2021-Hager	$3,391	$32,289
1 Dollar amounts are shown in thousands, except where otherwise indicated. References to Devon’s CEO are also references to its principal executive officer (PEO) for purposes of this section.

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EXECUTIVE COMPENSATION (cont.)

2 “SCT Total” is the Summary Compensation Table’s total for the applicable year.
3 The calculation for “Compensation Actually Paid” is shown in “PvP Table 3”.
4 The CEO for each year is as follows:

2025: Clay M. Gaspar, from March 1st to the end of the year; Richard E. Muncrief, from January 1st to February 28th. After February 28th, Mr. Muncrief assumed the position of Special Advisor until his retirement in April 2025.
2024, 2023, 2022: Richard E. Muncrief.
2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.

5
The other NEOs for each year are as follows:

2025: Dennis C. Cameron, Tana K. Cashion, David G. Harris, John D. Raines, and Jeffrey L. Ritenour.
2024, 2023, 2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

6
“TSR” is Total Shareholder Return including reinvested dividends. It is a measure of finance performance indicating the growth or decline in an investment’s value over a specified period. For 2025, the “Cumulative TSR” is measured from the last trading day of 2020 to the last day of 2025; for 2024, “Cumulative TSR” is measured from the last trading day of 2019 to the last day of 2024; for 2023, “Cumulative TSR” is measured from the last trading day of 2019 to the last trading day of 2023; for 2022, the range is the last trading day of 2019 to the last trading day of 2022; and for 2021, the range is the last trading day of 2019 to the last trading day of 2021. For Devon, Cumulative TSR for 2025, 2024, 2023, 2022, and 2021 was: 192%, 63%, 126%, 185%, and 91%, respectively. For the Peer Group, Cumulative TSR was 142%, 57%, 52%, 43%, and 21% for the same periods.

7
The peer group for 2025, 2024, 2023, and 2022 was the SPDR S&P Oil & Gas Exploration & Production ETF (Symbol: XOP). The 2021 peer group was comprised of APA Corporation, ConocoPhillips, Continental Resources, Diamondback Energy, Inc., EOG Resources, Inc., Marathon Oil Corporation, Ovintiv, Inc., Pioneer Natural Resources Company, and the S&P Midcap 400 Index. Cimarex Energy Co. is excluded from this Cumulative TSR calculation due to its subsequent acquisition, and the S&P Midcap 400 is excluded due to incomparability on a market capitalized basis.

8 Post-Tax Net Income is disclosed in the Comprehensive Statements of Consolidated Earnings of the 2025 Form 10-K as “Comprehensive earnings (loss) attributable to Devon.”

9
Cash Return on Capital Employed (CROCE) is an important financial measure used by the Company to link “compensation actually paid” to Company performance because of the importance of capital efficiency to successful operations in the oil and gas exploration and production industry. In Devon’s annual performance scorecard published in the “Annual Cash Incentives” section of this and prior Proxy Statements, CROCE was weighted as the joint-highest measure of performance on preset annual goals. The Company’s other important financial measures used to link “compensation actually paid” to Company performance are used to calculate Devon’s annual cash incentive and can be found on page 57.

10 The PvP Charts below illustrate the relationship between various performance measures and “Compensation Actually Paid.”
PvP Table 2: Other Measures Important in Linking Performance to “Compensation Actually Paid”
Other Important Measures1
Free Cash Flow (FCF)	Health & Safety	Environmental Performance	Total Oil & Gas Production	Total Capital Expenditures

1
These are the measures, in addition to CROCE, used to determine 2025 NEO annual cash incentive payments. For more information on performance, see section “Annual Cash Incentives” in this Proxy Statement and similar disclosures in prior Proxy Statements.

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Our Company
EXECUTIVE COMPENSATION (cont.)

PvP Table 3: Converting Summary Compensation Table Total to “Compensation Actually Paid”1,2,3
			Subtract (-)	Subtract (-)	Add (+)	Add (+)	Equals (=)
Year	Executive	SCT Total Compensation	Fair Value of Stock-Based Awards Granted During the Year	Change in Pension Value for the Year	The Change in the Fair Value from Start to End of the Year for All Stock Awards Outstanding4	Pension Service Cost and Cost of Additional Pension Benefits Due to Plan Amendment	“Compensation Actually Paid”
2025	CEO-Gaspar	$12,566	$9,634	$0	$10,728	$0	$13,660
	CEO-Muncrief	$857	$0	$0	$390	$0	$1,247
	Other NEO Average	$4,518	$2,312	$13	$2,644	$0	$4,837
2024	CEO	$17,040	$12,398	$0	$2,067	$0	$6,709
	Other NEO Average	$6,194	$4,324	$1	$730	$0	$2,599
2023	CEO	$14,883	$11,422	$0	$(2,647)	$0	$814
	Other NEO Average	$5,502	$4,012	$6	$(279)	$0	$1,204
2022	CEO	$14,525	$10,405	$0	$37,096	$0	$41,216
	Other NEO Average	$5,374	$3,717	$0	$10,635	$0	$12,292
2021	CEO-Muncrief	$11,915	$8,311	$0	$44,455	$0	$48,059
	CEO-Hager	$3,391	$712	$0	$29,610	$0	$32,289
	Other NEO Average	$4,596	$1,881	$0	$12,436	$0	$15,151
1 Dollar amounts are shown in thousands, except where otherwise indicated. Amounts in parentheses are negative. References to Devon’s CEO are also references to its PEO for purposes of this section.
2 The CEO for each year is as follows:

2025: Clay M. Gaspar, from March 1st to the end of the year; Richard E. Muncrief, from January 1st to February 28th. After February 28th, Mr. Muncrief assumed the position of Special Advisor until his retirement in April 2025.
2024, 2023, 2022: Richard E. Muncrief.
2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.

3 The other NEOs for each year are as follows:

2025: Dennis C. Cameron, Tana K. Cashion, David G. Harris, John D. Raines, and Jeffrey L. Ritenour.
2024, 2023, 2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

4
The process for determining the change in fair value under applicable financial accounting standards for stock-based compensation for this exhibit is substantially similar to that used for determining accounting value at the time of grant. For RSAs, the fair value is determined by multiplying the Fair Market Value of the underlying stock by the number of shares granted. For the interim calculations in this table, the product of the shares outstanding multiplied by the stock price at the beginning of the year (or at grant) is subtracted from the same calculation at the end of the year (or at vest). To determine grant value of PSUs, a Monte-Carlo simulation assimilating 10,000 potential outcomes is used. The Monte-Carlo simulation was rerun at the beginning and end of the year covered by this disclosure to create the interim valuations required. The table below reconciles the change in fair value of outstanding stock-based compensation awards for the period covered by this disclosure; amounts are shown in thousands. No awards were forfeited by NEOs during this period. Dividend equivalents earned on grants are included in the fair value of the awards and no other payments were made.

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Our Company
EXECUTIVE COMPENSATION (cont.)

	2025			2024		2023		2022		2021
	CEO- Gaspar	CEO- Muncrief	Other NEO Average	CEO	Other NEO Average	CEO	Other NEO Average	CEO	Other NEO Average	CEO- Muncrief	CEO- Hager	Other NEO Average
Year End Fair Value- Awards Made During Year	$10,490	$0	$2,518	$7,657	$2,671	$7,265	$2,552	$13,005	$4,533	$18,136	$1,555	$5,130
Change in Fair Value- Awards Outstanding During Year	$798	$1,760	$469	$(4,077)	$(1,399)	$(7,388)	$(2,555)	$15,003	$4,105	$24,292	$17,015	$5,653
Change in Fair Value- Awards Vesting During Year	$(561)	$(1,371)	$(343)	$(1,513)	$(541)	$(2,524)	$(276)	$9,088	$1,997	$2,027	$11,040	$1,653
Total Change in Fair Value	$10,728	$390	$2,644	$2,067	$730	$(2,647)	$(279)	$37,096	$10,635	$44,455	$29,610	$12,436
PvP Charts: Relationship Between Performance Measures and “Compensation Actually Paid”
The following charts illustrate the relationship between “Compensation Actually Paid” and performance on the measures identified in PvP Table 1 above.

Value of a $100 Investment in Devon and the Peer Group Based on Cumulative TSR and "Compensation Actually Paid"[1,2,3,4]

COMPENSATION ACTUALLY PAID ($000)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$300
$250
$200
$150
$100
$50
$0
VALUE OF A $100 INVESTMENT
2021
2022
2023
2024
2025
CEO-Gaspar
CEO-Muncrief
CEO-Hager
Other NEO Average
Value of a $100 Investment in Devon Based on Cumulative TSR
Value of a $100 Investment in the Peer Group Based on Cumulative TSR

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EXECUTIVE COMPENSATION (cont.)

1 All dollar amounts shown in thousands unless otherwise labeled.

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Our Company
EXECUTIVE COMPENSATION (cont.)

2
The CEO for each year is as follows:
2025: Clay M. Gaspar, from March 1st to the end of the year; Richard E. Muncrief, from January 1st to February 28th. After February 28th, Mr. Muncrief assumed the position of Special Advisor until his retirement in April 2025.
2024, 2023, 2022: Richard E. Muncrief
2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.

3
The other NEOs for each year are as follows:
2025: Dennis C. Cameron, Tana K. Cashion, David G. Harris, John D. Raines, and Jeffrey L. Ritenour.
2024, 2023, 2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

4 TSR, including reinvested dividends, is the performance measure on which the stock-based compensation component of “Compensation Actually Paid” is based.

5
CROCE is an important financial measure used by the Company to link “compensation actually paid” to Company performance because of the importance of capital efficiency to successful operations in the oil and gas exploration and production industry. In Devon’s annual performance scorecard published in the “Annual Cash Incentives” section of this Proxy Statement (and the same section title in the 2021 and 2020 Proxy Statements), CROCE was weighted the joint-highest measure of performance on preset annual goals. The calculation for CROCE can be found in Appendix A.

6
Post-Tax Net Income is a measure of profitability. These numbers are reported as “Comprehensive earnings (loss) attributable to Devon” in the Company’s annual Consolidated Statements of Comprehensive Earnings. During the period covered by this disclosure, Devon did not tie any compensation plans or programs directly to this measure.

Equity Compensation Plan Information
The following table sets forth information about Devon’s common stock as of December 31, 2025, that may be issued under Devon’s equity compensation plans:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)2
Equity compensation plans approved by security holders	1,369,8891	N/A	26,952,523
Equity compensation plans not approved by security holders	0	0	0
Total	1,369,8891	N/A	26,952,523

1
Represents 1,293,389 outstanding performance share units, and 76,500 outstanding restricted stock units. Shares for performance share units are included assuming target payout but may be paid out at greater or lesser amounts, or not at all, according to the achievement of performance goals.

2
Represents shares available for issuance pursuant to awards under the 2022 LTIP, which may be in the form of stock options, restricted stock awards, restricted stock units, performance units, or stock appreciation rights. Other than the 2022 LTIP, no new awards will be made under any other Devon long-term incentive plan in effect as of December 31, 2025. Under the 2022 LTIP, any shares granted as stock options or stock appreciation rights count against the number of securities available for future issuance under the 2022 LTIP as one share for each share granted. With respect to any other awards under the 2022 LTIP, any shares granted count against the number of securities available for future issuance under the 2022 LTIP as 1.74 shares for each share granted. The 2022 LTIP also provides that shares covered by awards under any Devon long-term incentive plans that are forfeited, cancelled, or expire after the effective date of the 2022 LTIP are added to the shares available for issuance under the 2022 LTIP.

85| Devon Energy 2026 Proxy Statement|

Our Stockholders
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
The following table sets forth the only persons known to the Company to be the beneficial owners of more than five percent of the outstanding shares of the Company’s common stock based on the information available in the most recent beneficial ownership reports filed with the SEC. The table does not reflect shares of the Company’s common stock beneficially owned as a result of the Merger. We expect future beneficial ownership reports to reflect the post-Merger ownership of the Company.

	Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class1
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	49,513,3352	7.97%
Vanguard Capital Management LLC 100 Vanguard Blvd. Malvern, PA 19355	46,538,8383	7.49%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114-2016	40,030,8264	6.44%
Vanguard Portfolio Management LLC 100 Vanguard Blvd. Malvern, PA 19355	34,542,4415	5.56%
1 Percentage calculated using the Company’s outstanding share count as of immediately prior to the Merger.

2
Information based on a Schedule 13G/A filed with the SEC on January 21, 2026. That filing indicates that BlackRock, Inc. has sole voting power as to 47,344,091 shares and sole dispositive power as to 49,513,335 shares.

3
Information based on a Schedule 13G filed with the SEC on April 29, 2026. That filing indicates that Vanguard Capital Management LLC (VCM) and/or its affiliates (as described below) have sole voting power as to 6,210,711 shares and sole dispositive power as to 46,538,838 shares. The Schedule 13G reports the securities beneficially owned, or deemed to be beneficially owned, by VCM and the following affiliates of VCM or business divisions of such affiliates: Vanguard Asset Management Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisers, LLC, and Vanguard Investments Australia Ltd. The Schedule 13G includes securities held by Vanguard funds, or sleeves thereof, over which VCM exercises dispositive power, in addition to securities held by clients over which the affiliates or business divisions of such affiliates indicated above exercise dispositive and/or voting power.

4
Information based on a Schedule 13G/A filed with the SEC on January 30, 2024. That filing indicates that State Street Corporation has shared voting power as to 30,447,212 shares and shared dispositive power as to 40,006,064 shares.

5
Information based on a Schedule 13G filed with the SEC on April 29, 2026. That filing indicates that Vanguard Portfolio Management LLC (VPM) and/or its affiliates (as described below) have sole voting power as to 205,655 shares and sole dispositive power as to 34,542,441 shares. The Schedule 13G reports the securities beneficially owned, or deemed to be beneficially owned, by VPM and the following affiliates of VPM or business divisions of such affiliates: Vanguard Fiduciary Trust Company and Vanguard Global Advisers, LLC. The Schedule 13G includes securities held by Vanguard funds, or sleeves thereof, over which VPM exercises dispositive power, in addition to securities held by clients over which the affiliates or business divisions of such affiliates indicated above exercise dispositive and/or voting power.

86| Devon Energy 2026 Proxy Statement|

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (cont.)

Security Ownership of Management
The following table sets forth as of May 18, 2026, the number and percentage of shares of our common stock beneficially owned by each of our named executive officers, Directors, and Director nominees, and by all our executive officers and Directors as a group. Unless otherwise noted, the persons named below have sole voting and investment power of their respective beneficially owned shares.
	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership1	Percent of Class
Thomas E. Jorden*	2,408,7532	**
Clay M. Gaspar*	941,7243	**
Jeffrey L. Ritenour	428,452	**
Karl F. Kurz*	88,748	**
Kelt Kindick*	74,3914	**
John D. Raines	57,001	**
Amanda M. Brock*	55,734	**
Marcus A. Watts*	55,734	**
Valerie M. Williams*	46,467	**
Ann G. Fox*	43,676	**
Brent J. Smolik*	7,095	**
Jacinto J. Hernandez*	6,801	**
Jeffrey E. Shellebarger*	6,515	**
Dennis C. Cameron	263,598	**
Tana K. Cashion	139,634	**
Richard E. Muncrief	2,139,1455	**
David G. Harris	334,2136	**
All of our Directors and executive officers, as a group (19 persons)	5,284,433 7	**
* Director
** Less than 1%

1
For purposes of this table, shares beneficially owned consist of (i) shares of common stock (including unvested shares of restricted stock granted under applicable long-term incentive plans with respect to which executive officers and Directors have voting power) and (ii) restricted stock units held subject to the terms of the applicable long-term incentive plan by certain Directors and executive officers over which such individuals have no voting or investment power, as follows: Ms. Brock, 34,541; Mr. Hernandez, 6,505; Mr. Kindick, 11,884; Mr. Kurz, 20,613; Mr. Watts, 51,756; Ms. Williams, 37,873; and certain executive officers, as a group, 676,096.

2 All shares of common stock are held in trust for the benefit of an immediate family member, with respect to which Mr. Jorden has shared voting and investment power.

3
Includes (i) 186,289 shares held through a trust of which Mr. Gaspar is a beneficiary and (ii) 194,175 shares held through a trust of which Mr. Gaspar’s spouse is the sole trustee and a beneficiary.

4 Includes 42,590 shares held through a trust of which Mr. Kindick’s spouse is both the sole trustee and the sole beneficiary.

5
Includes 168,408 shares held in a foundation in which Mr. Muncrief shares voting and investment control. Mr. Muncrief retired from the Board and ceased serving as President and Chief Executive Officer in March 2025, and he subsequently departed the Company in April 2025. Share amounts based on records available to the Company as of the date of his departure.

6
Includes 14,717 shares held through trusts in which Mr. Harris shares voting and investment control. Mr. Harris left the Company in February 2025. Share amounts based on records available to the Company as of the date of his departure.

7 Includes 839,268 restricted stock units held by certain Directors and executive officers subject to the terms of the applicable long-term incentive plan.

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Our Stockholders
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (cont.)

Insider Trading Policy and Hedging and Pledging Guidelines
The Company has adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of its securities by its directors, officers, and employees, and the Company itself, that the Company believes is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the exchange listing standards applicable to the Company. Among other things, our Insider Trading Policy prohibits trading while in possession of material nonpublic information (other than pursuant to a qualified Rule 10b5-1 Plan) and provides for certain blackout periods and preclearance procedures for Devon’s Directors, executive officers, and certain other designated employees, as well as other related policies and procedures.
The Insider Trading Policy also prohibits Devon’s Directors, officers, and employees from trading in Devon securities on a short-term basis, entering short sales, and buying or selling puts, calls, or similar instruments. In addition, the Insider Trading Policy discourages Devon’s Directors, officers, and employees from placing standing or limit orders and prohibits Directors and executive officers from pledging or hedging Devon securities, buying Devon securities on margin, or holding Devon securities in a margin account. The hedging prohibition covers any transaction that is designed to hedge or offset any decrease in the market value of Devon securities, including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds.
The Company’s Insider Trading Policy is filed as Exhibit 19 to the 2025 Form 10-K.

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Our Stockholders
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Proposals for Inclusion in Our 2027 Proxy Statement
SEC rules permit stockholders to submit proposals to be included in our Proxy Statement if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 under the Securities Exchange Act of 1934. For a stockholder proposal to be considered for inclusion in our Proxy Statement for the 2027 Annual Meeting of Stockholders, the proposal must be received at the address provided below by January 28, 2027.
Director Nominations for Inclusion in Our 2027 Proxy Statement (Proxy Access)
Our proxy-access bylaw permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of the voting power of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s Proxy Statement director candidates constituting up to the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. For the 2027 Annual Meeting of Stockholders, notice of a proxy-access nomination must be received at the address provided below no earlier than December 29, 2026, and no later than January 28, 2027.
Proposals and Nominations to Be Brought before Our 2027 Annual Meeting But Not for Inclusion in Our 2027 Proxy Statement
Our Bylaws permit a stockholder to propose items of business and nominate director candidates that are not intended to be included in our Proxy Statement if the stockholder complies with the procedures set forth in our Bylaws. For the 2027 Annual Meeting of Stockholders, notice of such proposals or nominations must be received at the address provided below no earlier than March 2, 2027, and no later than April 1, 2027.
If the Company moves the 2027 Annual Meeting of Stockholders to a date that is more than 30 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., June 30, 2027), the Company must receive notice of such proposals no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Stockholder Proxy Solicitation for Nominees (the SEC’s Universal Proxy Rule)
Any stockholder who intends to solicit proxies in support of any director nominee must comply with the content requirements of Rule 14a-19 under the Securities Exchange Act of 1934 (the SEC’s universal proxy rule) at the time it complies with the earlier of the deadlines in the advance notice provisions of our Bylaws and SEC Rule 14a-19. For the 2027 Annual Meeting of Stockholders, if a stockholder intends to solicit proxies in support of any director nominees submitted under the advance notice provisions of our Bylaws, such stockholder must also provide proper written notice that sets forth all the information required under SEC Rule 14a-19 that must be received at the address provided below no earlier than March 2, 2027, and no later than April 1, 2027.
If the Company moves the 2027 Annual Meeting of Stockholders to a date that is more than 30 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., June 30, 2027), the Company must receive notice of such intention to solicit proxies no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Address for Submission of Notices and Additional Information
All stockholder nominations of individuals for election as directors or proposals of other items of business to be considered by stockholders at the 2027 Annual Meeting of Stockholders (whether or not intended for inclusion in our Proxy Statement) must be submitted in writing to our Corporate Secretary at Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024, or by email to CorporateSecretary@dvn.com.
In addition, both the proxy access and the advance notice provisions of our Bylaws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our Bylaws.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

What are the Board of Directors’ voting recommendations?
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors The Board is committed to including members with varying perspective, experience, and expertise that align with our business strategy. The Board believes that each of the director nominees named herein has skills and experiences that are highly relevant for an upstream energy company like Devon.	Vote FOR each director nominee	8
Item 2.	Ratify the selection of the independent auditor for 2026 The Audit Committee has appointed KPMG to serve as Devon’s independent registered public accounting firm for 2026 and this appointment is being submitted to our stockholders for ratification. The Audit Committee and the Board believe that the continued retention of KPMG is in the best interest of the Company and our stockholders.	Vote FOR	40
Item 3.	Approve, in an advisory vote, executive compensation Devon seeks an advisory vote from its stockholders to approve the compensation of the NEOs as disclosed in this Proxy Statement. The Board values the opinions of our stockholders and will take into account the outcome of this advisory vote when considering future executive compensation decisions.	Vote FOR	46
Who is entitled to vote?
Stockholders as of the close of business on May 18, 2026 (the Record Date) are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were 1,153,403,107 shares of our common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting. Stockholders do not have the right to cumulative voting in the election of Directors.
How do I vote?
You may:
■
Join the Annual Meeting at www.virtualshareholdermeeting.com/DVN2026 by logging in with the control number located on your proxy card or on the voting instruction form provided to you; or

■
Dial the toll-free number 1-800-690-6903 (listed on the proxy card or voting instruction form). Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. Telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern time on June 29, 2026; or

■
Go to the website www.proxyvote.com and follow the instructions and confirm that your voting instructions have been properly recorded. If you vote using the website, you can request electronic delivery of future proxy materials. Internet voting will be available 24 hours a day and will close at 11:59 p.m. Eastern time on June 29, 2026; or

■
Mark your selections on the proxy card or voting instruction form, date and sign it, and return the card or form in the pre-addressed, postage-paid envelope provided.

How is Devon distributing proxy materials?
Commencing on or about May 28, 2026, we are mailing full sets of our proxy materials, which include the Notice of Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card, and our 2025 Form 10-K, to each stockholder of record as of the record date. We also have made the proxy materials available over the Internet. Instructions on how to access the proxy materials over the Internet may be found in the proxy materials provided to you. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING  (cont.)

Will each stockholder in our household receive proxy materials?
Generally, no. We try to provide only one set of proxy materials to be delivered to multiple stockholders sharing an address unless you have given us other instructions. Any stockholder at a shared address may request delivery of single or multiple copies of proxy materials for future meetings or an additional copy of the proxy materials for this meeting, which shall be promptly delivered, by contacting Broadridge at 1-866-540-7095 or our Corporate Secretary at the telephone number or address provided below.
How will the Annual Meeting be conducted?
The Annual Meeting will be conducted in a virtual-only format via live audio webcast. The rules of conduct for the Annual Meeting, similar to that used for our in-person meetings, will be available during the Annual Meeting at www.virtualshareholdermeeting.com/DVN2026. We have endeavored to provide stockholders with the same rights and opportunities for participation in the Annual Meeting online as an in-person meeting.
How do I ask questions at the Annual Meeting?
We will hold a live question and answer session during the Annual Meeting. To submit questions, please login as a stockholder at www.virtualshareholdermeeting.com/DVN2026 by entering the 16-digit control number you received with your proxy materials. The website will open at 9:45 a.m. Central Time on June 30, 2026. We plan to answer questions pertinent to the Company and the business of the meeting as time allows during the Annual Meeting. The rules of conduct will contain more information regarding the Q&A at the Annual Meeting.
What if I need help with accessing the Annual Meeting?
The meeting login page will include contact information for technical support. Technical support will be available beginning at 9:45 a.m. Central Time on June 30, 2026, and will remain available until the annual meeting has ended.
Will a transcript or replay of the Annual Meeting be available?
Yes, a replay of the Annual Meeting will be available promptly following the meeting on our Investor Relations website (www.devonenergy.com/investors).
Who will be admitted to the Annual Meeting?
We are holding the Annual Meeting in a virtual-only format via live audio webcast. You will not be able to attend the Annual Meeting in person. Admission to the Annual Meeting will be limited to our stockholders of record, persons holding proxies from our stockholders, and beneficial owners of our common stock. You will need the control number located on your proxy card or in the instructions provided in your proxy materials to attend the meeting.
If I vote via telephone or the Internet or by mailing my proxy card, may I still attend the Annual Meeting?
Yes. You will need the control number located on your proxy card or in the instructions provided in your proxy materials to attend the meeting.
What if I want to change my vote?
You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone, or Internet), by voting at the Annual Meeting, or by filing a written revocation with our Corporate Secretary. Your attendance at the Annual Meeting will not automatically revoke your proxy.
Who will count the votes?
Broadridge will tabulate the votes.

91| Devon Energy 2026 Proxy Statement|

Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING  (cont.)

What constitutes a quorum?
A majority of the voting power of the outstanding shares of our common stock entitled to vote generally in the election of Directors, present at the meeting or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your proxy card, you will be considered part of the quorum. Broadridge, the Inspector of Election, will treat shares represented by a properly executed proxy as present at the meeting. Abstentions, withheld votes, and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner.
How many votes will be required to approve a proposal? How will you treat withheld votes, abstentions, and broker non-votes?
The following table identifies the voting standard and the effect of withheld votes, broker non-votes, and abstentions for each item of business at the Annual Meeting.
Item		Voting Standard	Effect of Withheld Votes, Broker Non-Votes, and Abstentions	Board’s Recommendation
1	Election of Directors	Votes cast “for” must exceed the votes cast “withheld” Resignation Policy1 applies if votes cast “withheld” exceed votes cast “for”	Withheld votes will have the effect of a vote “against” Broker non-votes will have no effect	FOR each director nominee nominated herein
2	Ratify the selection of the independent auditor for 2026	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” As a routine matter, broker non-votes are not expected and, therefore, will have no effect	FOR
3	Approve, in an advisory vote, executive compensation	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” Broker non-votes will have no effect	FOR

1
The director resignation policy in our Corporate Governance Guidelines and Bylaws provides that any nominee for Director in an uncontested election who fails to receive a greater number of votes cast “for” such nominee’s election than the votes cast “withheld” in such nominee’s election shall tender his or her written offer of resignation to the GEPP Committee of the Board of Directors within 90 days from the date of the election. The GEPP Committee will consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.

What happens if I do not give specific voting instructions?
All properly executed proxies, unless revoked as described above, will be voted at the Annual Meeting in accordance with your instructions on your proxy. If a properly executed proxy gives no specific instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

92| Devon Energy 2026 Proxy Statement|

Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING  (cont.)

Can brokers who hold shares in street name vote those shares if they have received no instructions?
Under the rules of the NYSE, brokers may not vote the shares held by them in street name for their customers and for which they have not received instructions, except with respect to a routine matter. The only matter to be voted on at the Annual Meeting that is considered routine for these purposes is the ratification of the appointment of the independent auditor. This means that brokers may not vote your shares on any other matter if you have not given instructions as to how to vote. Please be sure to give voting instructions to your broker so that your vote will be counted.
Who pays the solicitation expenses?
We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers, or employees, none of whom will receive additional compensation for such solicitation. We have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies at an estimated cost of $25,000 plus reasonable expenses. Those holding shares of common stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Final voting results will be included in a Form 8-K that will be filed with the SEC within four business days after the Annual Meeting. You may obtain a copy of the Form 8-K and other reports free of charge at www.devonenergy.com, or by contacting us at (281) 589-4600 or CorporateSecretary@dvn.com, or by accessing the SEC’s website at www.sec.gov.
Will the Company’s independent auditor be available at the Annual Meeting to respond to questions?
Yes. The Audit Committee of the Board of Directors has approved KPMG to serve as our independent auditor for the year ending December 31, 2026. Representatives of KPMG will be present at the virtual Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to stockholder questions.
Where can I contact the Company?
Our contact information is:
Corporate Secretary
Devon Energy Corporation
Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, Texas 77024
(281) 589-4600

93| Devon Energy 2026 Proxy Statement|

Our Stockholders
OTHER MATTERS

Our Board of Directors knows of no other matters to come before the meeting other than as set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.
Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.
BY ORDER OF THE BOARD OF DIRECTORS
Marcus G. Bolinder
Vice President Corporate Governance and Secretary
Houston, Texas
May 28, 2026

94| Devon Energy 2026 Proxy Statement|

Forward-Looking Statements

Information Regarding Forward-Looking Statements
This Proxy Statement includes “forward-looking statements” within the meaning of the federal securities laws. Such statements include those concerning strategic plans, our expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook,” and other similar terminology. All statements, other than statements of historical facts, included in this Proxy Statement that address activities, events or developments that Devon expects, believes, or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks, and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially and adversely from our expectations due to a number of factors, including, but not limited to:
■
the volatility of oil, gas, and natural gas liquids prices, including from changes in trade relations and policies, such the imposition of new or increased tariffs or other trade protection measures by the U.S., China, or other countries;

■
uncertainties inherent in estimating oil, gas, and natural gas liquids reserves;

■
the extent to which we are successful in acquiring and discovering additional reserves;

■
the uncertainties, costs, and risks involved in our operations;

■
risks related to our hedging activities;

■
our limited control over third parties who operate some of our oil and gas properties and investments;

■
midstream capacity constraints and potential interruptions in production, including from limits to the build out of midstream infrastructure;

■
competition for assets, materials, people, and capital, which can be exacerbated by supply chain disruptions, including as a result of tariffs or other changes in trade policy;

■
regulatory restrictions, compliance costs, and other risks relating to governmental regulation, including with respect to federal lands, environmental matters, water disposal, and tax matters;

■
climate change and risks related to regulatory, social, and market efforts to address climate change;

■
risks relating to our sustainability initiatives;

■
claims, audits, and other proceedings impacting our business, including with respect to historic and legacy operations;

■
governmental interventions in energy markets;

■
counterparty credit risks;

■
risks relating to our indebtedness;

■
cybersecurity risks;

■
risks associated with artificial intelligence and other emerging technologies;

■
the extent to which insurance covers any losses we may experience;

■
risks related to stockholder activism;

■
our ability to successfully complete mergers, acquisitions, and divestitures;

■
our ability to pay dividends and make share repurchases;

■
risks related to the Merger, including the risk that we may not realize the anticipated benefits of the Merger or successfully integrate the two companies; and

■
any of the other risks and uncertainties discussed in Devon’s 2025 Form 10-K or other SEC filings.

95| Devon Energy 2026 Proxy Statement|

Forward-Looking Statements (cont.)

The forward-looking statements included in this Proxy Statement speak only as of the date of this Proxy Statement, represent management’s current reasonable expectations as of the date of this Proxy Statement, and are subject to the risks and uncertainties identified above as well as those described in the 2025 Form 10-K and in other documents we file from time to time with the SEC. We cannot guarantee the accuracy of our forward-looking statements, and readers are urged to carefully review and consider the various disclosures made in the 2025 Form 10-K and in other documents we file from time to time with the SEC. All subsequent written and oral forward-looking statements attributable to Devon, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. We do not undertake, and expressly disclaim, any duty to update or revise our forward-looking statements based on new information, future events, or otherwise.

96| Devon Energy 2026 Proxy Statement|

Appendix A
EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Earnings
We make reference to “core earnings attributable to Devon” and “core earnings per share attributable to Devon” in “Company Overview and Highlights” and “Compensation Discussion and Analysis — Executive Summary” in this Proxy Statement that are not required by or presented in accordance with GAAP. These non-GAAP measures are not alternatives to GAAP measures and should not be considered in isolation or as a substitute for analysis of our results reported under GAAP. Core earnings attributable to Devon, as well as the per share amount, represent net earnings excluding certain noncash and other items that are typically excluded by securities analysts in their published estimates of our quarterly financial results. Our non-GAAP measures are typically used as a quarterly performance measure. Amounts excluded for 2025 relate to asset dispositions, noncash asset impairments (including unproved asset impairments), change in tax legislation, fair value changes in derivative financial instruments and restructuring and transaction costs.
We believe these non-GAAP measures facilitate comparisons of our performance to earnings estimates published by securities analysts. We also believe these non-GAAP measures can facilitate comparisons of our performance between periods and to the performance of our peers.
Below is a reconciliation of our core earnings and earnings per share to their comparable GAAP measures for 2025.
(dollar amounts in millions, except per share amounts)	Before Tax	After Tax	After Noncontrolling Interest	Per Diluted Share
2025:
Earnings attributable to Devon (GAAP)	$3,466	$2,681	$2,642	$4.17
Adjustments:
Asset dispositions	(343)	(266)	(266)	(0.42)
Asset and exploration impairments	265	206	206	0.33
Change in tax legislation	—	5	5	0.01
Fair value changes in financial instruments	(172)	(134)	(134)	(0.21)
Restructuring and transaction costs	36	28	28	0.04
Core earnings attributable to Devon (Non-GAAP)	$3,252	$2,520	$2,481	$3.92

A-1| Devon Energy 2026 Proxy Statement|

Appendix A
EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  (cont.)

This Proxy Statement also includes the non-GAAP financial measures of “Free Cash Flow,” “Total Capital Expenditures,” and “Cash Return on Capital Employed.” These measures were used as components of the Company’s performance scorecard for purposes of determining the performance cash bonuses for 2025 and 2024. Non-GAAP measures are not alternatives to GAAP measures, and you should not consider non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Set forth below is additional information regarding these measures.
Note that the financial measures considered by the Committee when determining the performance cash bonuses for 2024 were based on the Company’s best reasonable estimates available at the time of the applicable Committee meeting in January 2025. Although the actual results varied from such estimates in certain instances, none of the variances were material in amount or significance.
Free Cash Flow
For purposes of determining the Company’s performance cash bonuses for 2025 and 2024, Free Cash Flow means total operating cash flow adjusted for balance sheet changes less total Adjusted Capital Expenditures. The Adjusted Capital Expenditure amount for 2024 represents accrued capital less the Grayson Mill Energy acquisition. A detailed reconciliation of Free Cash Flow is provided below.
(dollar amounts in millions)	2025	2024
Cash flow from operating activities (GAAP)	$6,711	$6,600
Changes in assets and liabilities, net	(151)	217
Cash flow from operating activities before B/S changes (Non-GAAP)	6,560	6,817
Capital expenditures (accrued) (GAAP)	(4,000)	(8,919)
Grayson Mill Energy acquisition	—	5,045
Adjusted capital expenditures (accrued) (Non-GAAP)	(4,000)	(3,874)
Free Cash Flow (Non-GAAP)	$2,560	$2,943
Total Capital Expenditures
For purposes of determining the Company’s performance cash bonuses for 2025 and 2024, Total Capital Expenditures means total accrued capital expenditures less accrued acquisition capital (which, for 2024, includes the Grayson Mill Energy acquisition). A detailed reconciliation of Total Capital Expenditures is provided below.
(dollar amounts in millions)	2025	2024
Capital expenditures (accrued) (GAAP)	$(4,000)	$(8,919)
Acquisition capital	362	5,288
Total Capital Expenditures (Non-GAAP)	$(3,638)	$(3,631)

A-2| Devon Energy 2026 Proxy Statement|

Appendix A
EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  (cont.)

Cash Return on Capital Employed
We define Cash Return on Capital Employed, or CROCE, as the quotient of an adjusted cash flow metric over the average capital employed. The adjusted cash flow metric is the sum of cash flow from operating activities, adjusted for balance sheet changes, plus after-tax net financing costs. Average capital employed is the average of the capital employed as of the beginning and ending of the relevant period, with capital employed calculated as the sum of short and long-term debt plus stockholders’ equity attributable to Devon less cash and cash equivalents. A detailed calculation of Cash Return on Capital Employed is provided below, which includes reconciliations to the most directly comparable GAAP measures.
(dollar amounts in millions)	2025	2024
Cash Return on Capital Employed (CROCE) (Non-GAAP)
Cash flow from operating activities (GAAP)	$6,711	$6,600
Changes in assets and liabilities, net	(151)	217
Cash flow from operating activities before B/S changes (Non-GAAP)	6,560	6,817
Net financing costs (GAAP)	455	363
Noncash net premium and issuance cost amortization	6	20
Adjusted net financing costs (Non-GAAP)	461	383
Tax benefit imputed (based on 23% and 21%, respectively)	(106)	(80)
After-tax net financing costs (Non-GAAP)	355	303
Adjusted cash flow (Non-GAAP)1 – (a)	6,915	7,120
Total capitalization – beginning balance:
Short and long-term debt (GAAP)	$8,883	$6,155
Total stockholders’ equity attributable to Devon (GAAP)	14,496	12,061
Cash, cash equivalents and restricted cash (GAAP)	(846)	(875)
Total capitalization – beginning balance (Non-GAAP)	22,533	17,341
Total capitalization – ending balance:
Short and long-term debt (GAAP)	8,389	8,883
Total stockholders’ equity attributable to Devon (GAAP)	15,528	14,496
Cash, cash equivalents, and restricted cash (GAAP)	(1,434)	(846)
Total capitalization – ending balance (Non-GAAP)	22,483	22,533
Average total capitalization (Non-GAAP)2 – (b)	$22,508	$19,937
CROCE (Non-GAAP) – (a) / (b)	31%	36%
1 Sum of cash flow from operating activities before balance sheet changes, and after-tax net financing costs.
2 Average of the beginning and ending total capitalization balances.

A-3| Devon Energy 2026 Proxy Statement|

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Devon in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

T00928-P54076 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

DEVON ENERGY CORPORATION

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

	For	Against	Abstain
The Board of Directors recommends a vote "FOR" Agenda Item 2.			
2. Ratification of the Selection of KPMG LLP as the Company's Independent Auditor for 2026.	☐	☐	☐
The Board of Directors recommends a vote "FOR" Agenda Item 3.			
3. Advisory Vote to Approve Executive Compensation.	☐	☐	☐

SCAN TOVIEW MATERIALS & VOTE wDEVON ENERGY CORPORATIONTHREE MEMORIAL CITY PLAZA840 GESSNER ROAD, SUITE 1400HOUSTON, TX 77042VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by11:59 p.m. Eastern Time on June 29, 2026. Have your proxy card in hand when you access the websiteand follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/DVN2026You may attend the meeting via the Internet and vote during the meeting. Have the information thatis printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Timeon June 29, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by Devon in mailing proxy materials, you can consentto receiving all future proxy statements, proxy cards and annual reports electronically via e-mail orthe Internet. To sign up for electronic delivery, please follow the instructions above to vote usingthe Internet and, when prompted, indicate that you agree to receive or access proxy materialselectronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYT00928-P54076! ! !ForAllWithholdAllFor AllExceptFor Against AbstainFor Against Abstain! ! !! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.DEVON ENERGY CORPORATION1. Election of Directors Nominees:01) Thomas E. Jorden02) Amanda Brock03) Ann G. Fox04) Clay M. Gaspar05) Jacinto J. Hernandez06) Kelt Kindick07) Karl F. Kurz08) Jeffrey E. Shellebarger09) Brent Smolik10) Marcus A. Watts11) Valerie M. Williams The Board of Directors recommends a vote "FOR" thenominees listed in Agenda Item 1.The Board of Directors recommends a vote "FOR" Agenda Item 2.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OFDIRECTORS RECOMMENDS.The Board of Directors recommends a vote "FOR" Agenda Item 3.3. Advisory Vote to Approve Executive Compensation.2. Ratification of the Selection of KPMG LLP as the Company's Independent Auditor for 2026.Please sign exactly as your name appears above, indicating your official position or representative capacity, if applicable. If shares are held jointly, each ownershould sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the titleof the authorized officer signing the proxy.4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

T00929-P54076Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 30, 2026.The following proxy materials are available at www.proxyvote.com: • 2025 Annual Report on Form 10-K• Notice and 2026 Proxy StatementDEVON ENERGY CORPORATIONAnnual Meeting of StockholdersJune 30, 2026 at 10:00 a.m. Central TimeTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned stockholder of Devon Energy Corporation, a Delaware corporation, hereby nominates and appointsShannon E. Young III, Adam M. Vela and Marcus G. Bolinder, with full power of substitution, as true and lawful agents and proxy holders to represent the undersigned and vote all shares of common stock of Devon Energy Corporation owned by the undersigned in all matters coming before the Annual Meeting of Stockholders (and any adjournment or postponement thereof) of Devon Energy Corporation to be held virtually at www.virtualshareholdermeeting.com/DVN2026, on Tuesday, June 30, 2026 at 10:00 a.m. Central Time.WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE SIDE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS PROPERLY PRESENTED FOR A VOTE AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN AGENDA ITEM 1 AND "FOR" AGENDA ITEMS 2 AND 3, AS SET FORTH ON THE REVERSE SIDE. BY SIGNING THIS PROXY, THE UNDERSIGNED STOCKHOLDER REVOKES ANY PRIOR PROXIES EXECUTED BY THE UNDERSIGNED.Do not return your Proxy Card if you are voting by telephone or Internet.TO BE SIGNED ON REVERSE SIDE